As filed with the U.S. Securities and Exchange Commission on August 13, 2026

Securities Act File No. 333-132380

Investment Company Act File No. 811-21864

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No. ___	☐
Post-Effective Amendment No. 1000	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 1002	☑

(Check appropriate box or boxes.)

WISDOMTREE TRUST

(Exact Name of Registrant as Specified in Charter)

250 West 34th Street, 3rd Floor

New York, NY 10119

(Address of Principal Executive Offices) (Zip Code)

1-866-909-9473

(Registrant’s Telephone Number, including Area Code)

JONATHAN STEINBERG

WISDOMTREE TRUST

250 West 34th Street, 3rd Floor

New York, NY 10119

(Name and Address of Agent for Service)

Copies to:

Allison Fumai Adam Teufel	Joanne Antico
Dechert LLP	WisdomTree Asset Management, Inc.
1095 Avenue of the Americas New York, NY 10036	250 West 34th Street, 3rd Floor New York, NY 10119

It is proposed that this filing will become effective (check appropriate box):

☐ 60 days after filing pursuant to paragraph (a) (1) of Rule 485.	☐ On (Date) pursuant to paragraph (a) (1) of Rule 485.
☑ 75 days after filing pursuant to paragraph (a) (2) of Rule 485.	☐ On (Date) pursuant to paragraph (a) (2) of Rule 485.
☐ Immediately upon filing pursuant to paragraph (b) of Rule 485.	☐ On (Date) pursuant to paragraph (b) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[ __ ] ETFs
Prospectus
[ __ ], 2026

WisdomTree Trust

WisdomTree [ __ ] ETFs

WisdomTree Efficient Copper Plus Copper Miners Fund ([ __ ])*

*	Principal U.S. Listing Exchange: [ __ ]

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) AND COMMODITY FUTURES TRADING COMMISSION (“CFTC”) HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1

WisdomTree Trust

1

WisdomTree Efficient Copper Plus Copper Miners Fund

Investment Objective

The WisdomTree Efficient Copper Plus Copper Miners Fund (the “Fund”) seeks total return.

Fees and Expenses of the Fund [To Be Updated by Amendment]

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[ __ ]%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	[ __ ]%[1]
Total Annual Fund Operating Expenses	[ __ ]%

1	Other Expenses are based on estimated amounts for the current fiscal year.

Example [To Be Updated by Amendment]

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$[ ___ ]	$[ ___ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund is newly organized and therefore, portfolio turnover information is not yet available.

Principal Investment Strategies of the Fund

The Fund is actively managed. The Fund seeks to achieve its investment objective by investing, either directly or through a wholly-owned subsidiary, in a portfolio comprised of (i) copper futures contracts listed on the Chicago Mercantile Exchange or London Metals Exchange that are designed to reflect changes in the price of copper and (ii) a basket of global equity securities issued by companies that derive at least 50% of their revenue from the copper mining business (“Copper Miners”). The Fund uses listed copper futures contracts to enhance the capital efficiency of the Fund. Capital efficiency is the ability for an investment to gain exposure to a particular market using fewer assets. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in listed copper futures contracts and equity securities issued by Copper Miners, as well as other investments that, combined, have economic characteristics similar or equivalent to those of copper and equity securities issued by Copper Miners.

The Fund will invest in a representative basket of global equity securities issued by Copper Miners generally weighted by market capitalization. To be eligible for inclusion in the Fund, Copper Miners, which include companies in developed and emerging market countries throughout the world, must be listed on an eligible global stock exchange.

Under normal circumstances, the Fund will have approximately equal exposure to listed copper futures contracts and global equity securities issued by Copper Miners. The Fund generally invests approximately 90% of its net assets in global equity securities issued by Copper Miners, while the Fund typically invests in listed copper futures contracts representing a notional exposure (i.e., the total underlying amount of exposure created by a derivatives trade) of approximately 90% of the Fund’s net assets.

2 WisdomTree Trust Prospectus

The Fund’s portfolio will be rebalanced quarterly to the target allocation exposures. As a result, between quarterly rebalances, the Fund’s allocations to listed copper futures contracts and global equity securities by Copper Miners may vary from the targeted exposures, and the Fund’s basket of global equity securities issued by Copper Miners may vary from the targeted market-capitalization weighting. To the extent the Fund’s exposure deviates from the targeted exposure by greater than 10%, it is anticipated that the Fund will be rebalanced intra-quarter to more closely align its portfolio with the target exposure. Between rebalances, the Fund’s portfolio may temporarily include securities of companies that no longer meet the Fund’s investment criteria.

The Fund invests in U.S. Treasury securities and cash and cash equivalents to serve as collateral or margin for its listed copper futures contracts. The Fund will not invest directly in physical commodities.

The Fund seeks to gain exposure to the commodity market for copper, in whole or in part, through investments in a subsidiary organized in the Cayman Islands (the “WisdomTree Subsidiary”). The WisdomTree Subsidiary is wholly owned and controlled by the Fund. The Fund’s investment in the WisdomTree Subsidiary may not exceed 25% of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. The Fund’s investment in the WisdomTree Subsidiary is intended to provide the Fund with exposure to the investment returns of copper while enabling the Fund to satisfy source-of-income requirements that apply to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). Except as noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the WisdomTree Subsidiary.

WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) currently uses a widely recognized industry classification methodology to identify the extent of the Fund’s exposure to a sector or industry. A sector typically is composed of multiple industries. While the Fund’s sector exposure may vary from time to time, the Fund is expected to have significant exposure (e.g., approximately 15% or more of the Fund’s holdings) to the Materials Sector.

The Fund will concentrate its investments (i.e., invest more than 25% of its net assets) in companies in the Metals and Mining Industry and the Copper Mining Sub-Industry.

Although the Fund’s geographic exposure may change from time to time, the equity securities of companies that conduct their primary business activities (“Primary Business Activities”) in Australia, Canada, and the United States are expected to comprise a significant portion of the Fund’s holdings (e.g., approximately 15% or more). The country in which a company conducts its Primary Business Activities are determined based on one or more of the following factors: country of organization or incorporation, country in which a company’s headquarters is located, the country to which a company has the greatest risk exposure, and the country from which a company generates the most significant portion of its revenue or to which it allocates the greatest resources.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Fund” and “Additional Non-Principal Risk Information.”

■	Copper Commodity Risk. The value of metal commodities, such as copper, and commodity-linked derivative instruments, such as copper futures contracts, typically is based upon the price movements of the physical commodity or an economic variable linked to such price movements. Price movements in copper and copper futures contracts may fluctuate quickly and dramatically, have a historically low correlation with the returns of the stock and bond markets, and may not correlate to price movements in other asset classes. Some factors that impact the price of metals and copper futures contracts include, but are not limited to, overall market movements, changes in interest rates, changes in the global supply and demand for copper, the quantity of copper imports and exports, factors that impact copper mining, such as drought, floods and weather conditions, technological advances in the processing and mining of copper, an increase in the hedging of precious metals, such as copper, and changes in economic and/or political conditions, including regulatory developments and trade or currency restrictions between countries.

WisdomTree Trust Prospectus 3

■	Copper Mining Companies Risk. By investing in the equity securities of Copper Miners, the Fund may be susceptible to financial, economic, political, or market events that impact the Copper Mining Sub-Industry. Additional factors that affect Copper Miners and the Copper Mining Sub-Industry include, but are not limited to: commodity prices; extraction and production costs; tax and government regulations; central bank operations; competitive pressures; the success of exploration projects; and adverse environmental developments. Copper Miners may have significant operations in areas at risk for social and political unrest, security concerns, and environmental damage. The profitability of Copper Miners can be dramatically affected by the fluctuation in the price of the copper they mine, which can be impacted by the factors set forth under Copper Commodity Risk.

■	Derivatives Risk. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a currency or a commodity, index, interest rate, or inflation rate. Generally, derivatives are sophisticated investments that may pose risks that are different from or greater than those posed by investing directly in the underlying reference asset. For example, the return on a derivative instrument may not correlate with that of its underlying reference asset, and minimal requisite initial investments necessary to purchase derivatives positions may expose the Fund to losses in excess of those amounts. Derivatives also can be volatile and may be less liquid than other investments. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. The Fund expects to use futures contracts to implement its principal investment strategies. Risks specific to futures contracts, as well as other risks of derivatives, generally, such as counterparty and issuer credit risk, interest rate risk, market risk and issuer-specific risk, are described in greater detail elsewhere in the Fund’s Prospectus.

■	Futures Contracts Risk. A futures contract may generally be described as an agreement for the future sale by one party and the purchase by another of a specified currency, commodity, security or other instrument at a future price and time. The risks of futures contracts include but are not limited to: (1) the success of the Adviser’s and Sub-adviser’s ability to predict movements in the prices of individual currencies, commodities or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies, commodities or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because certain of the investments held by the Fund trade on, or have exposure to, foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

■	Active Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■	Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

4 WisdomTree Trust Prospectus

■	Cash Redemption Risk. The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. The Fund may be required to sell or unwind its portfolio investments to obtain the cash needed to pay out redemption proceeds. This may cause the Fund to recognize capital gains that it might not have recognized if it had satisfied such redemption requests with securities held by the Fund (i.e., redeemed its shares in kind). As a result, the Fund may pay out higher annual capital gains distributions than a fund that redeems its shares in kind.

■	Concentration Risk. To the extent that the Fund’s portfolio is concentrated in the securities of issuers in a particular industry or group of related industries, the Fund may be adversely affected by the performance of those securities, and more susceptible to adverse economic, market, political, or regulatory occurrences affecting that industry or group of related industries. As of the date of this Prospectus, the Fund’s investments, are concentrated in securities issued by companies in one or more of the industries comprising the industry group described below. As such, the Fund is subject to the risks described below. The industries in which the Fund may be concentrated may vary over time.

Metals and Mining Industry
The Fund will invest in securities that are issued by and/or have exposure to, companies primarily involved in the Metals and Mining Industry. Investments in metals and mining companies may be speculative and subject to greater price volatility than investments in other types of companies. The profitability of companies in the Metals and Mining Industry is related to, among other things, worldwide metal prices and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s share price may be more volatile than other types of investments. In addition, metals and mining companies may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, the success of exploration projects, changes in exchange rates, interest rates, economic conditions, tax treatment, trade treaties, and government regulation and intervention, and events in the regions that the companies to which the Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence and labor unrest). Metals and mining companies may also be subject to the effects of competitive pressures in the Metals and Mining Industry.

■	Counterparty and Issuer Credit Risk. As a result of its financial condition, the issuer of a debt security or other instrument, or the counterparty to a derivative or other contract, may default, become unable to pay interest or principal due or otherwise fail to honor its obligations or be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer or counterparty defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto. In addition, the Fund may enter into derivative transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Furthermore, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

■	Currency Exchange Rate Risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may also change quickly, unpredictably, and without warning, and you may lose money.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks.

■	Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

■	Foreign Securities Risk. Investments in non-U.S. securities, including depositary receipts, involve political, regulatory, and economic risks that may not be present in investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These additional risks may make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries. These risks are heightened because the Fund invests in companies domiciled in or otherwise tied to developing or emerging markets countries.

WisdomTree Trust Prospectus 5

■	Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Investments in Australia
The economy of Australia is heavily dependent on the economies of Asian countries and the price and demand for natural resources and commodities as well as its exports from the agricultural and mining sectors. Conditions that weaken demand for such products worldwide could have a negative impact on the Australian economy as a whole. Australia also is increasingly dependent on the economies of its key trading partners, including China, the United States, and Japan. These and other factors could have a negative impact on the Fund’s performance.

Investments in Canada
Although Canada is a major producer of commodities, including copper, Canada’s economy is heavily dependent on the demand for natural resources and agricultural products, and a change in the supply and demand of these resources, both domestically and internationally, can have a significant effect on Canadian market performance. In particular, the U.S. is Canada’s largest trading partner and foreign investor and, as a result, changes to the U.S. economy may significantly affect the Canadian economy.

Investments in the United States
The economic, political, regulatory and other events and conditions that affect issuers and investments in the United States differ significantly from those associated with other countries and regions. For example, routine political events, such as a presidential election, can have a significant effect on the U.S. markets and lead to periods of increased volatility. U.S. financial markets also have become increasingly globalized, hosting participants from all over the world and on a more macro level, becoming more tightly integrated with financial markets around the world. As a result, U.S. financial markets are also increasingly vulnerable to the risks that may affect non-U.S. financial markets. The imposition of broad-based tariffs and other trade measures by the U.S. government, and retaliatory measures by U.S. trading partners, may create additional uncertainty and volatility in U.S. and global markets. Any event or condition that affects the U.S. economy, whether originating from within or outside of the United States, may have an adverse effect on the Fund’s investments in the United States and thus, the Fund’s performance.

■	Geopolitical Risk. Some countries and regions in which the Fund invests have and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, have adverse long-term effects on the U.S. and world economies, and disrupt the orderly functioning of securities markets generally, which may negatively impact the Fund’s investments.

■	Leveraging Risk. Certain transactions of the Fund, such as the use of derivative instruments, will give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

■	Liquidity Risk. The Fund may invest in derivatives and other instruments that may be less liquid than other types of investments. The derivatives in which the Fund invests may not always be liquid. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

■	Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

■	Mid-Capitalization Investing Risk. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of other capitalization ranges or the market as a whole. Securities of mid-capitalization companies are often less stable and more vulnerable to market volatility and adverse economic developments than securities of larger companies, but mid-capitalization companies may also underperform the securities of small-capitalization companies because mid-capitalization companies are more mature and are subject to slower growth during economic expansion.

6 WisdomTree Trust Prospectus

■	Small-Capitalization Investing Risk. The Fund may invest in the securities of small-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies may be particularly sensitive to adverse economic developments as well as changes in interest rates, government regulation, borrowing costs, and earnings.

■	Materials Sector Risk. The Fund currently invests a significant portion of its assets in the Materials Sector. This sector includes, for example, metals and mining, chemicals, construction materials, glass, paper and related packaging products and forest product companies. This sector can be significantly affected by, among other things, commodity price volatility, demand for basic materials, world economic growth, depletion of natural resources, technological progress, and government regulations.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the WisdomTree Subsidiary are organized, respectively, could result in the inability of the WisdomTree Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Tax Risk. To qualify for the favorable U.S. federal income tax treatment accorded to RICs, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources. The Fund may obtain exposure to the commodities markets by directly entering into commodity-linked derivative instruments, such as listed futures contracts. Income from certain commodity-linked derivative instruments in which the Fund invests may not be considered qualifying income under the 90% test noted above. The Fund intends to invest in such commodity-linked derivative instruments indirectly through the WisdomTree Subsidiary. The Fund’s investment in the WisdomTree Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives and futures) of the Fund attributable to the Fund’s investment in the WisdomTree Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the WisdomTree Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and to be treated as “qualifying income”. The Adviser intends to conduct the Fund’s investments in the WisdomTree Subsidiary in a manner consistent with the terms and conditions of the regulations promulgated by the U.S. Treasury, and will monitor the Fund’s investments in the WisdomTree Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the WisdomTree Subsidiary. To the extent the Fund makes a direct investment in commodity-linked derivative instruments, it will seek to restrict the resulting income from such instruments so that, when combined with its other non-qualifying income, the Fund’s non-qualifying income is less than 10% of its gross income. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the 90% test noted above, or may not be able to accurately predict the non-qualifying income from these investments. Failure to comply with this restriction would have significant negative tax consequences to Fund shareholders.

■	U.S. Government Securities Risk. U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. In addition, U.S. government securities not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities.

Fund Performance

The Fund is new and therefore does not yet have performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to a broad measure of market performance. Updated performance information for the Fund will be available online on the Fund’s website at www.wisdomtree.com/investments.

WisdomTree Trust Prospectus 7

Management

Investment Adviser and Sub-Adviser [To Be Updated by Amendment]

WisdomTree Asset Management serves as investment adviser to the Fund. [ __ ] (“[ __ ]” or the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers [To Be Updated by Amendment]

The Fund is managed by the Sub-Adviser’s [ __ ] Portfolio Management Team. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

[ __ ]

[ __ ]

[ __ ]

[ __ ]

[ __ ]

Buying and Selling Fund Shares [To Be Updated by Amendment]

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently [ __ ] (the “Listing Exchange”), and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/investments.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

8 WisdomTree Trust Prospectus

Additional Information About the Fund

Additional Information About the Fund’s Investment Objective

The Fund’s investment objective may be changed without a vote of shareholders upon 60 days’ written notice to shareholders.

Additional Information About the Fund’s Investment Strategies

80% Policy. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in listed copper futures contracts and equity securities issued by Copper Miners, as well as other investments that, combined, have economic characteristics similar or equivalent to those of copper and equity securities issued by Copper Miners (the “80% Policy”). The Fund’s 80% Policy, and related terms used in the Fund’s name, are described in the Fund’s Summary section. The Fund will provide its shareholders with at least 60 days’ notice prior to making a change to its 80% Policy, as required by applicable rules. Derivatives instruments used by the Fund will be counted toward the Fund’s 80% investment policy to the extent they provide investment exposure to investments included within that policy or to one or more of the market risk factors associated with investments included in that policy.

[The Fund seeks to achieve its investment objective by investing in, either directly or through a wholly-owned subsidiary, a portfolio composed of Commodity Components and Equity Components.]

[The Fund seeks to gain exposure to the Commodity Components, in whole or in part, through investments in the WisdomTree Subsidiary. Unlike the Fund, the WisdomTree Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore may invest in commodities and commodity-linked derivatives to a greater extent than the Fund. The WisdomTree Subsidiary, however, is required to invest in commodity-linked derivatives in a manner consistent with certain provisions of the 1940 Act and is designed to comply with the terms of a private letter ruling (“PLR”) received from the Internal Revenue Service (the “IRS”) with respect to certain other WisdomTree Funds that invest in subsidiaries. The PLR concludes that the income attributable to the Fund’s investment in the WisdomTree Subsidiary will be qualifying income to the Fund for U.S. federal income tax purposes. The WisdomTree Subsidiary is otherwise subject to the same general investment policies and investment restrictions as the Fund.]

Non-Principal Information About the Fund’s Investment Strategies

In addition to the investments described in the “Principal Investment Strategies of the Fund” section of the Prospectus, the Fund may invest in other investments that the Adviser and/or the Sub-Adviser believe will help the Fund achieve its investment objective, including cash and cash equivalents and shares of other investment companies, including other WisdomTree Funds.

Temporary Defensive Strategies. The Fund’s investment process is heavily dependent on quantitative models, which do not adjust to take temporary defensive positions. However, the Fund reserves the right to invest in U.S. government securities, money market instruments, and cash, without limitation, as determined by the Adviser or Sub-Adviser in response to adverse market, economic, political or other conditions. In the event the Fund engages in temporary defensive strategies that are inconsistent with its investment strategies, the Fund’s ability to achieve its investment objective may be limited.

Securities Lending. The Fund participates in a securities lending program administered by a third-party securities lending agent, The Bank of New York, pursuant to which it may lend its portfolio securities in an amount not to exceed one-third (33 1/3%) of the value of its total assets to brokers, dealers and other financial institutions desiring to borrow those securities for a variety of reasons, including to facilitate the pursuit of certain investment strategies or to complete transactions to which the borrower may be committed. To protect the Fund, in part, from the risk of borrower default, the borrowing party provides collateral in an amount at least equal to the market value (plus accrued interest) of the borrowed securities. The collateral will be maintained and marked to market daily by the Fund’s securities lending agent, who will request any shortfall from the borrower. The Fund has permitted the securities lending agent to invest any collateral received in short-term, highly liquid investments, such as U.S. government securities, repurchase agreements collateralized by U.S. government securities, and government money market funds, including affiliated government money market funds. The terms of the securities lending program provide that the Fund will receive a portion of the income generated from the loan of its securities and the investment of the collateral received in connection with such loan. In exchange for its services, the securities lending agent also receives a portion of the revenue generated by the securities lending program. While the Fund’s portfolio securities are on loan, the borrower has the right to exercise any voting rights associated with those securities and the right to receive dividends and other distributions on those securities. However, the Fund has the right to recall loaned securities in time to vote on any matter of importance to it, and a borrower is obligated to repay to the Fund the amount of any dividends or distributions received on the loaned securities. Generally, the Fund would recall a loaned security to vote a proxy only if the Adviser believes the matter to be voted on could have a material effect on the Fund or its investment in the loaned securities.

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Additional Principal Risk Information About the Fund

This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summary. Each of the factors below could have a negative impact on Fund performance and trading prices.

Active Management Risk

The Fund is actively managed using proprietary investment strategies and processes. The Fund is subject to active management or security selection risk and its performance, therefore, will reflect, in part, the ability of the Sub-Adviser to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Sub-Adviser’s assessment of a particular investment, company, sector, or country and/or assessment of broader economic, financial, or other macro views, may prove incorrect, including because of factors that were not adequately foreseen, and the selection of investments may not perform as well as expected when those investments were purchased or as well as the markets generally, resulting in Fund losses or underperformance. There can be no guarantee that these strategies and processes will produce the intended results and no guarantee that the Fund will achieve its investment objective or outperform other investment strategies over the short- or long-term market cycles. This risk is exacerbated when an investment or multiple investments made as a result of such decisions are significant relative to the Fund’s net assets.

Capital Controls and Sanctions Risk

Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action, such as Russia’s invasion of Ukraine, and other conditions, may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls, tariffs, and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities or other assets, which may potentially include derivative instruments related thereto. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value. The Fund may also be forced to sell or otherwise dispose of foreign investments at inopportune times or prices due to sanctions. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that have been imposed against Russia and on other countries and that may further be imposed could vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advanced notice.

Cash Redemption Risk

When the Fund redeems shares for cash or otherwise includes cash as part of its redemption proceeds, it may be required to sell or unwind its portfolio investments to obtain the cash needed to pay out redemption proceeds. This may cause the Fund to recognize capital gains that it might not have recognized if it had made an in-kind redemption (i.e., distribute securities as payment of redemption proceeds). The Fund generally redeems shares for cash or otherwise includes cash as part of its redemption proceeds. As a result, the Fund may pay out higher annual capital gains distributions than if it redeemed shares in kind. Additionally, the Fund’s sale of non-U.S. denominated securities to satisfy a redemption request may generate realized foreign exchange losses that could impact the income distributions paid by the Fund.

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Copper Commodity Risk

The value of metal commodities, such as copper, and commodity-linked derivative instruments, such as copper futures contracts, typically is based upon the price movements of the physical commodity or an economic variable linked to such price movements. Price movements in copper and copper futures contracts may fluctuate quickly and dramatically, have a historically low correlation with the returns of the stock and bond markets, and may not correlate to price movements in other asset classes. Some factors that impact the price of copper and copper futures contracts include, but are not limited to, overall market movements, changes in interest rates, changes in the global supply and demand for copper, the quantity of copper imports and exports, factors that impact copper production, such as drought, floods and weather conditions, technological advances in the processing and mining of copper, and changes in economic and/or political conditions, including regulatory developments and trade or currency restrictions between countries. A change in economic conditions, such as a recession or economic downturn, may adversely affect the price of precious metals, such as copper, and have a negative impact on the usage and demand for such metals, which may result in a loss for the Fund. In addition, a sudden shift in political conditions of the world’s leading copper producers may have a negative effect on the global pricing of copper. Further, an increase in the hedging of precious metals, such as copper, may also result in a decline in the price of certain metals, including copper. Each of these factors and events could have a significant negative impact on the Fund. None of these specific commodity factors can be controlled in managing the Fund. Even if current and correct information as to substantially all factors are known or thought to be known, prices still will not always react as predicted.

Copper Mining Companies Risk

By investing in the equity securities of Copper Miners, the Fund may be susceptible to financial, economic, political, or market events that impact the Copper Mining Sub-Industry. Additional factors that affect Copper Miners and the Copper Mining Sub-Industry include, but are not limited to: commodity prices; extraction and production costs; tax and government regulations; central bank operations; competitive pressures; the success of exploration projects; and adverse environmental developments. Copper Miners may have significant operations in areas at risk for social and political unrest, security concerns, and environmental damage. The profitability of Copper Miners can be dramatically affected by the fluctuation in the price of the copper they mine, which can be impacted by the factors set forth under Copper Commodity Risk. Fluctuation in the prices of copper may be due to a number of factors, including changes in inflation, changes in currency exchange rates and changes in industrial and commercial demand for copper (including fabricator demand). Additionally, increased environmental or labor costs may depress the value of investments in copper.

Concentration Risk

The value of the shares of the Fund that focuses its investments in a particular industry or group of related industries will be highly sensitive to financial, economic, political, and other developments affecting that industry or group of related industries, and conditions that negatively impact those industries will have a greater impact on the Fund as compared with a fund that does not have its holdings similarly concentrated. Events negatively affecting the industries in which the Fund has invested are therefore likely to cause the value of the Fund’s shares to decrease, perhaps significantly. As of the date of this Prospectus, the Fund’s investments are concentrated in the securities issued by companies in the industry or group of related industries described below. The industries in which the Fund’s assets may be concentrated may vary over time.

Metals and Mining Industry Risk
The Fund will invest in securities that are issued by and/or have exposure to, companies primarily involved in the Metals and Mining Industry. Investments in metals and mining companies may be speculative and subject to greater price volatility than investments in other types of companies. The profitability of companies in the Metals and Mining Industry is related to, among other things, worldwide metal prices and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s share price may be more volatile than other types of investments. In addition, metals and mining companies may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, the success of exploration projects, changes in exchange rates, interest rates, economic conditions, tax treatment, trade treaties, and government regulation and intervention, and events in the regions that the companies to which the Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence and labor unrest). Metals and mining companies may also be subject to the effects of competitive pressures in the Metals and Mining Industry.

Counterparty and Issuer Credit Risk

To the extent that the Fund engages in investment transactions or enters into derivative or other contracts with third parties (i.e., “counterparties”) then the Fund bears the risk that the counterparty to such contracts may default on its obligations or otherwise fail to honor its obligations or be perceived (whether by market participants, rating agencies, pricing services, or otherwise) as being in such situations. If a counterparty defaults on its payment obligations, the Fund will lose money and the value of an investment in Fund shares may decrease. In addition, the Fund may engage in such investment transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Listed futures contracts can be traded on futures exchanges without material counterparty credit. After a trade is cleared, the exchange is the ultimate counterparty for all contracts, so the counterparty risk on a listed futures contract ultimately is the creditworthiness of the exchange’s clearing corporation.

The financial condition of an issuer of a debt security or other issuer may cause it to default or become unable to pay interest or principal due on the security. The Fund cannot collect interest and principal payments on a security if the issuer defaults. Recent events in the financials sector have resulted in increased concerns about credit risk and exposure. Well-known financial institutions have experienced significant liquidity and other problems and have defaulted on their debt. The degree of credit risk for a particular debt security or other issuer may be reflected in its credit rating. A credit rating is a measure of a bond issuer’s ability to make timely payments of interest and principal. Rating agencies (such as S&P and Fitch) assign letter designations typically ranging from AAA to A- (lower default risk) through CCC to C (higher default risk) or D (in default). A credit rating of BBB- or higher generally is considered “investment grade.” Credit ratings are subjective, do not remove market risk, and represent the opinions of the rating agencies as to the quality of the securities they rate. Credit ratings can change quickly and may not accurately reflect the risk of an issuer. Generally, investment risk and price volatility increase as the credit rating of a security declines. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

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Currency Exchange Rate Risk

Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investments and the value of the Fund’s shares. Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the Fund’s holdings goes up. Conversely, the dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar.

The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention, and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly, unpredictably, and without warning, and you may lose money.

Cybersecurity Risk

The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data maintained online or digitally, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, including the Adviser, Sub-Adviser, administrator, custodian, and transfer agent, may subject the Fund to many of the same risks associated with direct cybersecurity breaches and adversely impact the Fund. For instance, cyber-attacks may impact the Fund’s ability to calculate its NAV, cause the release of confidential business information, impede trading, cause the Fund to incur additional compliance costs associated with corrective measures, subject the Fund to regulatory fines or other financial losses, and/or cause reputational damage to the Fund. Cybersecurity breaches of market makers, Authorized Participants, or the issuers of securities in which the Fund invests also could have material adverse consequences on the Fund’s business operations and cause financial losses for the Fund and its shareholders. While the Fund and its service providers have established business continuity plans and risk management systems designed to address cybersecurity risks, prevent cyber-attacks, and mitigate the impact of cybersecurity breaches, there are inherent limitations on such plans and systems. In addition, the Fund has no control over the cybersecurity protections put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks.

Derivatives Risk

The Fund invests in derivatives, such as futures contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to risks in addition to and greater than those associated with investing directly in the instruments underlying those derivatives, including risks relating to leverage, correlation (imperfect correlations with underlying instruments or the Fund’s other portfolio holdings), volatility, lack of availability, counterparty credit, liquidity, and valuation. The use of such derivatives also may expose the Fund to the performance of investments that they do not own. To the extent the Fund engages in derivatives in an attempt to hedge certain exposures or risks, there can be no assurance that such hedging investments or transactions will be effective. In addition, hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if the Adviser or Sub-Adviser is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited.

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Funds that invest in derivatives are also subject to the risk that a change in U.S. law and related regulations will impact the way they operate, increase the particular costs of their operation and/or change the competitive landscape. In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act, which governs a fund’s use of derivatives. Among other things, the rule generally requires a fund to adopt a derivatives risk management program, appoint a derivatives risk manager to oversee the program, and comply with an outer limit on fund leverage risk based on value at risk, or “VaR.” The rule significantly changes the regulatory framework applicable to a fund's use of derivatives, including by replacing the existing asset segregation regulatory framework in its entirety.

Futures Contracts

A futures contract may generally be described as an agreement for the future sale by one party and the purchase by another of a specified security or instrument at a specified price and time. Futures contracts have standardized terms and trade on an exchange, where prices are settled on a daily basis until the end of the contract. The risks of futures contracts include, but are not limited to: (1) the success of the Adviser’s and Sub-Adviser’s ability to predict movements in the prices of individual commodities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the commodities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time.

Foreign Securities Risk

Investments in non-U.S. securities and instruments involve political, regulatory, and economic risks that may not be present in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting, and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Fund shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging market countries. Foreign securities also include American Depositary Receipts (“ADRs”), which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Global Depositary Receipts (“GDRs”), which are similar to ADRs, represent shares of foreign-based corporations and are generally issued by international banks in one or more markets around the world. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Investments in ADRs, GDRs, and EDRs may be less liquid and more volatile than underlying shares in their primary trading markets.

Geographic Investment Risk

To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility.

Investments in Emerging Markets

Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. For example, emerging markets may be subject to (i) greater market volatility, (ii) lower trading volume and liquidity, (iii) greater social, political, and economic uncertainty, (iv) governmental controls on foreign investments, market manipulation concerns, and limitations on repatriation of invested capital, (v) lower disclosure, corporate governance, accounting, auditing, financial reporting, and recordkeeping standards, (vi) fewer protections of property rights, (vii) limited investor rights and legal or practical remedies available to the Fund against portfolio companies, (viii) restrictions on the transfer of securities or currency or payment of dividends, and (ix) settlement and trading practices that differ from U.S. markets. Each of these factors may impact the Fund’s ability to buy, sell, transfer, receive, deliver, or otherwise obtain exposure to, emerging market securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund and cause the Fund to decline in value. The volatility of emerging markets may be heightened by the actions (such as significant buying and selling) of a few major investors. For example, substantial increases or decreases in cash flows of funds investing in these markets could significantly affect local securities’ prices and cause Fund share prices to decline. For these and other reasons, investments in emerging markets are often considered speculative.

Investments in Australia

The economy of Australia is heavily dependent on the price and the demand for commodities and natural resources as well as its exports from the energy, agricultural and mining sectors. Conditions that weaken demand for such products worldwide could have a negative impact on the Australian economy as a whole. Australia is also increasingly dependent on the economies of its key trading partners, including China, the United States, and Japan.

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Investments in Canada

The economy of Canada is heavily dependent on the demand for natural resources and agricultural products. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Canada is also a top producer of gold as well as copper, nickel, aluminum, and lead. Accordingly, a change in the supply and demand of these resources, both domestically and internationally, can have a significant effect on Canadian market performance. The U.S. is Canada’s largest trading partner and foreign investor. As a result, changes to the U.S. economy may also significantly affect the Canadian economy.

Investments in the United States

The economic, political, regulatory, and other events and conditions that affect issuers and investments in the United States differ significantly from those associated with other countries and regions. For example, routine political events, such as a presidential election, can have a significant effect on the U.S. markets and lead to periods of increased volatility. U.S. financial markets also have become increasingly globalized, hosting participants from all over the world and on a more macro level, becoming more integrated with financial markets around the world. As a result, U.S. financial markets are also increasingly vulnerable to the risks that may affect non-U.S. financial markets. The Fund’s investments in the United States are particularly subject to the risk that they, and the U.S. economy more generally, will be adversely affected by a decrease in imports or exports, changes in trade regulations, inflation, and/or an economic recession in the United States. The extensive economic sanctions levied against Russia by a multilateral coalition, including the United States, in response to Russia’s invasion of Ukraine in February 2022, have adversely affected and may continue to adversely affect specific U.S. companies and sectors that previously engaged with Russia, such as certain financial institutions with exposure to Russia and companies dependent on raw materials previously sourced from Russia. In addition, proposed and adopted policy and legislative changes in the United States have changed and may continue to change many aspects of financial, public health, environmental, and other regulation. Certain of these changes may have a significant effect, either positive or negative, on U.S. markets and issuers, including issuers in which the Fund may invest. The Fund’s investments in the United States also may be adversely affected by any one of several geopolitical risks to which the United States is subject, including its precarious strategic competitive relationship with China, increasing environmental and climate risk, and the ever-increasing threat of damaging cyber-attacks. The United States has also experienced elevated debt levels and increased internal political discord. If these trends were to continue or any of the other risks were to manifest, whether due to conditions or an event originating from within or outside of the United States, it may have an adverse effect on the Fund’s investments in the United States and thus, the Fund’s performance.

Geopolitical Risk

Some countries and regions in which the Fund invests have and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues, and/or systemic market dislocations (including due to events outside of such countries or regions) that have led, and in the future may lead, to increased short-term market volatility and have adverse long-term effects on the U.S. and world economies and markets generally. Such geopolitical events also may disrupt the orderly functioning of the securities markets globally. Each of the foregoing may negatively impact the Fund’s investments.

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Investment Risk

As with all investments, an investment in the Fund is subject to loss. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Issuer-Specific Risk

Changes in the actual or perceived financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Issuer-specific events can have a negative impact on the value of the Fund.

Leveraging Risk

Certain transactions of the Fund, such as the use of derivative instruments, will give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Liquidity Risk

The Fund may invest in derivatives and other instruments that may be less liquid than other types of investments. Investments that are less liquid or that trade less can be more difficult or more costly to buy, or to sell readily at a favorable time or price, compared to other more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the market for such an investment. The derivatives in which the Fund invests may not always be liquid. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

Market Capitalization Risk

Large-Capitalization Investing

The securities of large-capitalization companies may underperform securities of smaller companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore, subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Mid-Capitalization Investing

The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies, but mid-capitalization companies may also underperform the securities of small-capitalization companies because mid-capitalization companies are more mature and are subject to slower growth during economic expansion. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole. Some mid-capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.

Small-Capitalization Investing

The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.

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Market Risk

The trading prices of securities, including shares of the Fund, and other instruments may fluctuate, at times significantly, in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market, and economic developments, including, but not limited to, changes in interest rates, government regulation, and the outlook for economic growth or recession, as well as events that impact specific issuers, such as changes to an issuer’s actual or perceived creditworthiness. As a result of these and other factors, investors could lose money on their investment in the Fund.

Recent Events

The value of the Fund’s investments may be adversely affected by recent and current events occurring outside of the United States, including those affecting foreign markets (including extreme volatility, depressed valuations, and decreased liquidity), significant geopolitical events (including armed conflicts, terror attacks, and disruptions to foreign economic and trade relationships), and public health emergencies (including pandemics such as the COVID-19 pandemic), among other events. For example, ongoing armed conflicts between Russia and Ukraine in Europe and armed conflicts in the Middle East, and related sanctions and trading restrictions have caused significant market disruptions and volatility within the markets in Russia, Europe, the Middle East, and the United States. Similarly, changes in U.S. policy may also introduce heightened risks, including economic policy and market risks, such as with the imposition of tariffs and other trade-related initiatives that could disrupt the market globally. Trade disputes and retaliatory actions, such as embargoes and other trade limitations, may reduce the profitability of companies in which the Fund invests, lead to a significant reduction in international trade, and adversely affect the growth of the global economy. The extent and duration of these and similar conflicts, policy initiatives, and tensions are impossible to predict, and they could result in significant market disruptions, including with respect to certain industries or sectors, such as the oil and the natural gas markets, and may negatively affect global supply chains, inflation, and global growth. These conflicts, policy initiatives, and tensions could adversely affect the value of certain Fund investments, as well as the Fund’s performance and liquidity, even if the Fund does not have direct investment exposure to a country involved in a particular conflict or industry directly affected by trade restrictions.

Non-Diversification Risk

The Fund is considered to be non-diversified. This means that the Fund may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. However, the Fund intends to satisfy the asset diversification requirements under Subchapter M of the Code, for qualification as a RIC. See the “Taxes – Qualification as a Regulated Investment Company” section of the Statement of Additional Information (the “SAI”) for detail regarding the asset diversification requirements.

Sector Risk

Materials Sector Risk

The Materials Sector includes, for example, metals and mining, chemicals, construction materials, glass, paper and related packaging products and forest product companies. This sector can be significantly affected by, among other things, swift fluctuations in supply and demand for basic materials, commodity price volatility, world economic growth, depletion of natural resources and energy conservation, technological progress, and government regulations, including international political and economic developments, the environmental impact of energy and basic materials operations and tax and other governmental regulatory policies. As the demand for, or prices of, basic materials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, basic materials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

Shares of the Fund May Trade at Prices Other Than NAV

As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will not materially differ from the Fund’s NAV, there may be times when the market price and the NAV vary significantly, including due to timing reasons, perceptions about the NAV, supply and demand of the Fund’s shares (including disruptions in the creation/redemption process), during periods of market volatility and/or other factors. Because certain of the investments held by the Fund may trade on foreign exchanges that are closed when the Listing Exchange is open, there are likely to be deviations between the current price of an underlying security and the security’s last quoted price from the closed foreign market. This may result in premiums and discounts that are greater than those experienced by domestic ETFs. Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive more (or less) than NAV when you sell those shares in the secondary market. If an investor purchases Fund shares at a time when the market price is at a premium to the NAV of the Fund’s shares or sells at a time when the market price is at a discount to the NAV of the Fund’s shares, an investor may sustain losses. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

16 WisdomTree Trust Prospectus

Subsidiary Investment Risk

The WisdomTree Subsidiary is not a registered investment company under the 1940 Act and is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the WisdomTree Subsidiary, will not have all of the protections offered to investors in registered investment companies. The Fund’s Board of Trustees has oversight responsibility for the Fund’s investment activities, including its investment in the WisdomTree Subsidiary. The Fund is exposed to the risks of the WisdomTree Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the WisdomTree Subsidiary are organized, respectively, could result in the inability of the Fund, the WisdomTree Subsidiary, or both, to operate as intended, which could negatively affect the Fund and its shareholders.

Tax Risk

The Fund expects to obtain exposure to the metal commodity markets by entering into commodity-linked derivative instruments, such as listed futures contracts. The Fund intends to invest in such commodity-linked derivative instruments, in whole or in part, indirectly through the WisdomTree Subsidiary. In order for the Fund to qualify as a RIC, the Fund must, amongst other requirements detailed in the SAI, derive at least 90% of its gross income each taxable year from “qualifying income.” Income from certain commodity-linked derivative instruments in which the Fund invests may not be considered qualifying income. To the extent the Fund makes direct investments in commodity-linked derivative instruments, it will seek to restrict the resulting income from such instruments so that, when combined with its other non-qualifying income, the Fund’s non-qualifying income is less than 10% of its gross income. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Failure to comply with the qualifying income test would have significant negative tax consequences to Fund shareholders. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test, but in order to do so the Fund may incur significant Fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns. Important tax information is described in more detail below in the section on “Additional Tax Information.”

U.S. Government Securities Risk

U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed income and debt securities, particularly interest rate risk and credit risk. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities not backed by the full faith and credit of the United States government are subject to greater credit risk than other types of U.S. government securities. The value of U.S. government obligations may be adversely affected by changes in interest rates. There is no assurance that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Securities issued by the U.S. government historically have been considered to present minimal credit risk. The downgrade in the long-term U.S. credit rating by at least two major rating agencies has introduced greater uncertainty about the ability of the U.S. government to repay its obligations. Further credit rating downgrades or a U.S. credit default could decrease the value and increase the volatility of the Fund’s investments.

Additional Non-Principal Risk Information

Trading. Although the Fund’s shares are listed for trading on the Listing Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Listing Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. The trading market in the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s holdings or due to irregular trading activity in the markets. Trading in shares may be halted due to market conditions or for reasons that, in the view of the Listing Exchange, make trading in shares inadvisable. In addition, trading in shares on the Listing Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Listing Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that Fund shares will trade with any volume, or at all, on any stock exchange.

WisdomTree Trust Prospectus 17

Costs of Buying or Selling Shares. Investors buying or selling the Fund’s shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of the Fund’s shares. In addition, secondary market investors also will incur the cost of the difference between the price that an investor is willing to buy shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread for the Fund’s shares varies over time based on the trading volume and market liquidity of the Fund’s shares and in some cases, the trading volume and market liquidity of the Fund’s holdings. Increased trading volume and market liquidity generally have the effect of reducing a fund’s bid/ask spread. Further, a relatively small investor base, asset swings, and/or increased market volatility may increase a fund’s bid/ask spread. Shares of the Fund, similar to shares of other issuers listed on a securities exchange, may be sold short and are, therefore, subject to the risk of increased volatility associated with short selling. Due to the costs of buying or selling the Fund’s shares, including bid/ask spreads, frequent trading of the Fund’s shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly trading small investments.

Securities Lending. Securities lending subjects the Fund to the risk that the borrower of its securities may fail to return the loaned securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, in the event of the bankruptcy of or other default by the borrower, the Fund could experience losses or delays in recovering the loaned securities or foreclosing on collateral. In some cases, these risks may be mitigated by the indemnification provided by the Fund’s securities lending agent. It also is possible that the Fund’s securities lending agent could experience financial difficulties or bankruptcy. Should such circumstances arise, the Fund may not receive the fees it has earned and is owed under the securities lending program, and may have difficulty and confront delays in retrieving its loaned securities and/or collateral. In addition, although the Fund receives and invests cash collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. The Fund’s investment of cash collateral is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund may have a limited number of financial institutions that may serve as Authorized Participants. Only Authorized Participants who have entered into agreements with the Distributor (as defined below) may engage in creation or redemption transactions directly with the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. The Fund’s shares may trade at a prolonged and material premium or discount to NAV (or not trade at all) and possibly face trading halts and/or delisting if either of the following events occur: (i) Authorized Participants exit the business, experience a significant business disruption (including through the types of disruptions described under “Cybersecurity Risk” and “Operational Risk”), or otherwise become unable or unwilling to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business, experience a significant business disruption (including through the types of disruptions described under “Cybersecurity Risk” and “Operational Risk”), or significantly reduce their business activities and no other entities step forward to make and support markets in the Fund’s shares or otherwise facilitate liquidity in the markets.

This risk may be heightened to the extent that the Fund invests in derivatives or securities that trade on foreign exchanges or in markets that require foreign securities settlement and/or because Authorized Participants may be required to post collateral in relation to securities settlement, which only certain Authorized Participants may be able to do or are interested in doing.

Operational Risk. The Fund and its service providers, including the Adviser, Sub-Adviser, administrator, custodian, and transfer agent, may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, and technology or systems failures, any of which may have an adverse effect on the management or operations of the Fund, including its ability to create and redeem shares. Although the Fund and its service providers seek to mitigate these operational risks through their internal controls and operational risk management processes, these measures may not identify or may be inadequate to address all such risks.

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Portfolio Holdings Information

Information about the Fund’s daily portfolio holdings, including their identities and quantities, is available at www.wisdomtree.com/investments. The Fund also discloses its complete portfolio holdings as of the end of its fiscal year ([ __ ]) and its second fiscal quarter ([ __ ]) in its Form N-CSR. The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters ([ __ ] and [ __ ], respectively) with the SEC in Part F of Form N-PORT no later than 60 days after the relevant fiscal period. You can find the SEC filings on the SEC’s website, www.sec.gov, or by calling WisdomTree Trust at 1-866-909-WISE (9473). A summary of the Fund’s portfolio holdings disclosure policies and procedures is included in the SAI.

WisdomTree Trust Prospectus 19

Management

Investment Adviser [To Be Updated by Amendment]

As the Adviser, WisdomTree Asset Management has overall responsibility for the general management and administration of the WisdomTree Trust (the “Trust”), including the Fund. WisdomTree Asset Management is a registered investment adviser with offices located at 250 West 34th Street, 3rd Floor, New York, New York 10119, and is a leader in ETF management. As of [ __ ], 2026, WisdomTree Asset Management had assets under management totaling approximately $[ __ ]. WisdomTree* is the parent company of WisdomTree Asset Management.

WisdomTree Asset Management provides and oversees the implementation of an investment program for the Fund. WisdomTree Asset Management also provides proactive oversight of the Sub-Adviser, including daily monitoring of the Sub-Adviser’s purchase and sale of Fund holdings, and regular review of the Sub-Adviser’s investment performance. In addition, WisdomTree Asset Management arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution-related services necessary for the Fund to operate.

*	“WisdomTree” is a registered mark of WisdomTree and has been licensed for use by the Trust.

For its services, WisdomTree Asset Management receives a fee from the Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Name of Fund	Management Fee
WisdomTree Efficient Copper Plus Copper Miners Fund	[ __ ]%

Pursuant to the terms of the Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”), WisdomTree Asset Management has agreed to pay generally all expenses of the Fund, subject to certain exceptions. For a detailed description of the Investment Advisory Agreement, please see the “Management of the Trust” section of the SAI. Pursuant to a separate contractual arrangement, WisdomTree Asset Management arranges for the provision of chief compliance officer (“CCO”) services with respect to the Fund, and is liable and responsible for, and administers payments to, the CCO, the Independent Trustees and counsel to the Independent Trustees. WisdomTree Asset Management receives a fee of up to 0.0044% of the Fund’s average daily net assets for providing such services and paying such expenses. WisdomTree Asset Management provides CCO services to the Trust.

The basis for the Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement for the Fund will be available in the Trust’s [Annual/Semi-Annual] Financial Statements and Other Information for the period ending [ __ ], which is included as part of the Fund’s Form N-CSR.

Sub-Adviser [To Be Updated by Amendment]

[ __ ] is responsible for the day-to-day management of the Fund. [ __ ]. Its principal office is located at [ __ ]. As of [ __ ], the Sub-Adviser had assets under management totaling approximately $[ __ ] billion. The Sub-Adviser chooses the Fund’s portfolio investments and places orders to buy and sell the portfolio investments. WisdomTree Asset Management pays the Sub-Adviser for providing sub-advisory services to the Fund.

The basis for the Board’s approval of the Investment Sub-Advisory Agreement for the Fund will be available in the Trust’s [Annual/Semi-Annual] Financial Statements and Other Information for the period ending [ __ ], which is included as part of the Fund’s Form N-CSR.

WisdomTree Asset Management may hire one or more sub-advisers to perform the day-to-day portfolio management activities for the Fund, subject to its oversight. WisdomTree Asset Management and the Trust have received an exemptive order from the SEC that permits, among other things, WisdomTree Asset Management, with the approval of the Independent Trustees of the Trust, to hire unaffiliated investment sub-advisers for the Fund, without submitting the sub-advisory agreement to a vote of the Fund’s shareholders. The Trust, however, would notify shareholders in the event a new sub-adviser is hired or an existing sub-adviser is terminated and/or replaced. WisdomTree Asset Management has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee any sub-adviser and recommend its hiring, termination, and replacement.

20 WisdomTree Trust Prospectus

Portfolio Managers [To Be Updated by Amendment]

The Fund is managed by the Sub-Adviser’s [ __ ] Portfolio Management team. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

[ __ ]

[ __ ]

[ __ ]

[ __ ]

[ __ ]

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the Fund.

WisdomTree Trust Prospectus 21

Additional Information on Buying and Selling Fund Shares [To Be Updated by Amendment]

Most investors will buy and sell shares of the Fund in secondary market transactions through broker-dealers at market prices, which may be greater than (premium) or less than (discount) the NAV of the Fund’s shares. Shares of the Fund trade on the Listing Exchange and elsewhere during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. Shares of the Fund trade under the trading symbol listed on the cover of this Prospectus. Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid/ask spreads is available on the Fund’s website at www.wisdomtree.com/investments.

Share Trading Prices

Transactions in Fund shares will be priced at NAV only if you are an institutional investor (e.g., broker-dealer) that has signed an agreement with the Distributor (as defined below) and you thereafter purchase or redeem shares directly from the Fund in Creation Units. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price you pay or receive when you buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

Determination of Net Asset Value

The NAV of the Fund’s shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the Listing Exchange, generally 4:00 p.m. Eastern Time (the “NAV Calculation Time”). NAV per share is calculated by dividing the Fund’s net assets by the number of Fund shares outstanding.

The Fund’s net assets are comprised of the portfolio securities and other investments and assets, including cash and net investment income and realized and unrealized capital gains that have previously been earned but not yet distributed. As a result, when a shareholder purchases shares of the Fund, part of the NAV is often comprised of such income and gains prior to the purchase, which are included in the purchase price paid by the shareholder. Further, any payment of an income dividend or distribution of capital gains will result in a decrease in the Fund’s NAV.

In calculating its NAV, the Fund generally values: (i) equity securities (including common stocks and preferred stock) traded on any recognized U.S. or non-U.S. exchange at the last sale price or official closing price on the exchange or system on which they are principally traded; (ii) unlisted equity securities (including preferred stock) at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price; (iii) fixed income securities at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers; (iv) foreign equity securities at the last sale price or official closing price on the exchange or system on which they are principally traded or, as determined necessary, at fair value (i.e., a good faith approximation of the value of a security determined based on limited inputs and the consideration of a number of subjective factors) under the circumstances described below; (v) money market funds at their NAV per share; and (vi) derivatives investments at fair value using a variety of information (e.g., futures contracts are generally fair valued based on the settlement price). [In addition, the Fund may invest in affiliated ETFs which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the affiliated ETF has not traded on its principal exchange].

The values of foreign securities generally are determined at the close of such foreign markets or the NAV Calculation Time, if earlier. Investments quoted in foreign currencies are valued in U.S. dollars at the prevailing currency exchange rates. If the Fund holds securities primarily listed on foreign exchanges that trade on weekends or days when the Fund does not price its shares, the Fund’s NAV will reflect the foreign market changes at the next NAV Calculation Time. Similarly, if the Fund holds securities primarily listed on foreign exchanges that are closed while U.S. markets are open, the Fund’s NAV will reflect the fair value of those securities as determined by the Valuation Designee (as defined below).

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency. Futures contracts are valued on the basis of the last sale price as of 4:00 p.m. on the valuation date. In the event that the exchange for a specific futures contract closes earlier than the NAV Calculation Time, the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until the NAV Calculation Time to determine if fair valuation would provide a more accurate valuation.

22 WisdomTree Trust Prospectus

The Fund may invest up to 25% of its total assets in shares of the WisdomTree Subsidiary. The WisdomTree Subsidiary offers to redeem all or a portion of its shares at the current NAV every Business Day. The value of the WisdomTree Subsidiary’s shares will fluctuate with the value of the WisdomTree Subsidiary’s portfolio investments. The WisdomTree Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures described above.

Pursuant to Board-approved valuation procedures established by the Trust and the Adviser, the Board has appointed the Adviser as the Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Adviser has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. Fair value pricing is used by the Valuation Designee when reliable market quotations are not readily available or are not deemed to reflect current market values and when the instrument to be priced is not a security. Fund holdings that may be valued using fair value pricing may include, but are not limited to, foreign securities due to the time difference between the close of the relevant foreign exchanges and the NAV Calculation Time, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation).

When fair value pricing is employed by the Valuation Designee, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Dividends and Distributions [To Be Updated by Amendment]

The Fund intends to pay dividends, if any, [on an annual basis]. Nonetheless, the Fund may not make a dividend payment [annually].

The Fund intends to distribute its net realized capital gains, if any, to investors annually. On occasion, the Fund may be required or determine to make one or more supplemental distributions of its net realized capital gains during the year. Distributions in cash may be reinvested automatically (net of any applicable withholding tax) in additional whole shares of the Fund only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing any income and capital gains distributions to you.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

WisdomTree Trust Prospectus 23

Frequent Purchases and Redemptions of Fund Shares

The Fund has adopted policies and procedures with respect to frequent purchases and redemptions of Creation Units of Fund shares. Only Authorized Participants are authorized to purchase and redeem shares directly from the Fund, and their purchase and redemption transactions are essential to the operation of the Fund. In addition to helping to ensure there is an adequate supply of Fund shares to meet secondary market trading demand, Authorized Participants’ purchase and redemption transactions also generally help to keep the trading prices of the Fund shares in line with their NAV per share. The Fund may engage in in-kind transactions with Authorized Participants. In-kind purchase and redemption transactions generally do not give rise to the adverse consequences commonly associated with frequent purchases and redemptions of fund shares because they do not require a fund to sell portfolio holdings to raise cash to meet redemptions, which may increase portfolio transaction costs and potentially result in adverse tax consequences, such as the realization of capital gains, or to hold a significant amount of cash to meet redemptions or while awaiting investment opportunities to invest share purchase proceeds, which can lead to increased tracking error or reduced returns. Accordingly, it is the policy of the Fund to accommodate frequent purchases and redemptions of Fund shares by Authorized Participants. To mitigate any adverse consequences of frequent purchases and redemptions, particularly if the Fund transacts with Authorized Participants on a cash-basis, the Fund employs fair value pricing and imposes transaction fees on purchases and redemptions of Creation Units to cover the costs incurred by the Fund in executing such trades. In addition, the Fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading as well as to reject any purchase order at any time.

Investments by Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other registered investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions set forth in Rule 12d1-4 under the 1940 Act, including that such investment companies enter into an agreement with the Fund. However, the Fund may not be permitted to accept such an investment by another investment company if the Fund is currently invested in the securities of other investment companies beyond the limits set forth in Section 12(d)(1)(A). Any investment company interested in purchasing shares of the Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should first contact the Trust to determine if the Fund may accept such investment.

24 WisdomTree Trust Prospectus

[Additional Tax Information [To Be Updated by Amendment]

The following discussion is a summary of certain important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of foreign, state, and local tax laws.

The Fund intends to elect and to qualify each year for treatment as a RIC. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the Fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in Fund-level taxation and consequently a reduction in income available for distribution to shareholders.

Unless you are a tax-exempt entity or your investment in Fund shares is made through a tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

■	The Fund makes distributions;

■	You sell Fund shares; and

■	You purchase or redeem Creation Units (Authorized Participants only).

Taxes on Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the assets that generated them, rather than how long a shareholder has owned Fund shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For non-corporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of short-term capital gains will generally be taxable as ordinary income. Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. However, to the extent the Fund lends its securities and receives substitute dividend payments, such payments are not expected to generate qualified dividend income when distributed to shareholders. The trading strategies of the Fund are expected to limit its ability to make distributions eligible for the reduced tax rates applicable to qualified dividend income. Additionally, since the Fund’s income is derived primarily from investments other than stock of U.S. corporations, it is not expected that dividends paid by the Fund will qualify for the dividends received deduction for corporate shareholders.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

In general, your distributions are subject to U.S. federal income tax for the year in which they are paid. Certain distributions paid in January, but declared by the Fund in October, November or December of the previous year, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).

WisdomTree Trust Prospectus 25

Dividends and distributions from the Fund and capital gains on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the 3.8% tax on net investment income applicable to certain individuals, estates and trusts.

Distributions (other than Capital Gain Dividends) paid to shareholders that are neither citizens nor residents of the U.S. or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies, but Capital Gain Dividends generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the United States for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a non-U.S. shareholder engaged in a trade or business within the United States.

If you are investing through a taxable account and purchase shares of the Fund before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when the Fund makes a distribution, the share price is reduced by the amount of the distribution.

The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Taxes When You Sell Fund Shares

Assuming you hold Fund shares as capital assets, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if you held the shares you sold for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent of Capital Gain Dividends paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities surrendered and any amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be permitted to be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position.

Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for non-U.S. currency will generally be treated as ordinary income or loss. Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for securities, or upon a redemption of Creation Units, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon an issuance of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon the redemption of a Creation Unit will generally be treated as long-term capital gain or loss if the Fund shares comprising the Creation Unit have been held for more than one year. Otherwise, such capital gains or losses are treated as short-term capital gains or losses.

The Fund may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. The Fund and/or its WisdomTree Subsidiary may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.

26 WisdomTree Trust Prospectus

Persons exchanging securities or non-U.S. currency for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Fund shares you purchased or redeemed and at what price.

A person subject to U.S. federal income tax with the U.S. dollar as its functional currency who receives non-U.S. currency upon a redemption of Creation Units and does not immediately convert the non-U.S. currency into U.S. dollars may, upon a later conversion of the non-U.S. currency into U.S. dollars, recognize any gains or losses resulting from fluctuations in the value of the non-U.S. currency relative to the U.S. dollar since the date of the redemption. Any such gains or losses will generally be treated as ordinary income or loss.

Foreign Investments by the Fund

Dividends, interest and other income received by the Fund and/or its WisdomTree Subsidiary with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund may need to file special claims for refunds to secure the benefits of a reduced rate. If as of the close of a taxable year more than 50% of the total assets of the Fund consist of stock or securities of foreign corporations, the Fund intends to elect to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by the Fund during that taxable year. If the Fund elects to “pass through” such foreign taxes, then investors will be considered to have received as additional income their respective shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax.

Commodity Investments

One of the requirements for qualification as a RIC under Subchapter M of the Code is that the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income.” Qualifying income includes dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “90% Test”).

In addition, a RIC may gain exposure to commodities investments through investment in a wholly-owned subsidiary that is treated as a controlled foreign corporation (a “CFC”) for U.S. federal income tax purposes, such as the WisdomTree Subsidiary. References herein to “the WisdomTree Subsidiary” refer to the WisdomTree Subsidiary of the Fund. A U.S. person, including the Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the CFC provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. Because of its investments in the WisdomTree Subsidiary, the Fund is a U.S. Shareholder in a CFC. As a U.S. Shareholder, the Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year its pro rata share of the CFC’s “Subpart F” income (discussed further below) and any net CFC tested income, or “NCTI” (formerly known as (“global intangible low-taxed income” or (“GILTI”)) for the CFC’s taxable year ending within the Fund’s taxable year whether or not such income is actually distributed by the CFC. NCTI generally includes the active operating profits of the CFC, reduced by a deemed return on the tax basis of the CFC’s depreciable tangible assets. The Fund’s investment in the WisdomTree Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of the Code. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) and NCTI of the Fund attributable to its investment in the WisdomTree Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies and, as a result, the Fund expects its “Subpart F” income attributable to its investment in the WisdomTree Subsidiary to be treated as “qualifying income”. The Adviser intends to conduct the Fund’s investments in the WisdomTree Subsidiary in a manner consistent with the terms and conditions of the applicable Treasury Regulations, and will monitor the Fund’s investments in the WisdomTree Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the WisdomTree Subsidiary.

WisdomTree Trust Prospectus 27

Subpart F income and NCTI are treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent the Fund invests in the WisdomTree Subsidiary and recognizes “Subpart F” income or NCTI in excess of actual cash distributions from the WisdomTree Subsidiary, if any, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to their shareholders all of their income and gains and therefore to eliminate any tax liability at the Fund level.

Recognition of any “Subpart F” income or NCTI from an investment in the WisdomTree Subsidiary will increase the Fund’s tax bases in the WisdomTree Subsidiary. Distributions by the WisdomTree Subsidiary to the Fund, including in redemption of the WisdomTree Subsidiary’s shares, will be tax free, to the extent of the WisdomTree Subsidiary’s previously undistributed “Subpart F” income or NCTI, and will correspondingly reduce the Fund’s tax bases in the WisdomTree Subsidiary, and any distributions in excess of the Fund’s tax bases in the WisdomTree Subsidiary will be treated as realized gain. Any losses with respect to the Fund’s shares of the WisdomTree Subsidiary will not be currently recognized. The Fund’s investment in the WisdomTree Subsidiary will potentially have the effect of accelerating the Fund’s recognition of income and causing its income to be treated as ordinary income, regardless of the character of the WisdomTree Subsidiary’s income. If a net loss is realized by the WisdomTree Subsidiary, such loss is generally not available to offset the income earned by the Fund. In addition, the net losses incurred during a taxable year by the WisdomTree Subsidiary cannot be carried forward by the WisdomTree Subsidiary to offset gains realized by it in subsequent taxable years. The Fund will not receive any credit in respect of any non-U.S. tax borne by the WisdomTree Subsidiary.

The extent to which the Fund invests in commodities or commodity-linked derivatives directly may be limited by the 90% Test, which the Fund must continue to satisfy to maintain its status as a RIC. As such, the Fund might cease to qualify as a RIC or could be required to reduce the exposure to such investments, which may result in difficulty in implementing the Fund’s investment strategy. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. If the Fund fails to qualify as a RIC in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund will generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. A failure to qualify as a RIC could cause investors to incur higher tax liabilities than they otherwise would have incurred and could have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the WisdomTree Subsidiary are organized, respectively, could result in the inability of the Fund and/or the WisdomTree Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the WisdomTree Subsidiary. If Cayman Islands law changes such that the WisdomTree Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns. There remains a risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked notes, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

More information about taxes related to the Fund and its investments is included in the SAI.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.]

Distribution

Foreside Fund Services, LLC, a wholly-owned subsidiary of Foreside Financial Group (d/b/a ACA Group) (the “Distributor”), serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund.

28 WisdomTree Trust Prospectus

Premium/Discount and NAV Information

Information regarding the Fund’s NAV and how often shares of the Fund traded on the Listing Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year and most recent calendar quarter is available at www.wisdomtree.com/investments.

Additional Notices

Listing Exchange

Shares of the Fund are not sponsored, endorsed, or promoted by the Listing Exchange. The Listing Exchange is not responsible for the determination of the timing of, prices of, or quantities of the shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Listing Exchange has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing, or trading of the shares of the Fund.

Without limiting any of the foregoing, in no event shall the Listing Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

WisdomTree and the Fund

WisdomTree, WisdomTree Asset Management, and the Fund make no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in shares of the Fund particularly. WisdomTree is the licensor of trademarks, service marks and trade names of the Fund. WisdomTree is not responsible for, and has not participated in, the determination of the timing, prices, or quantities of shares of the Fund to be issued or in the determination or calculation of the equation by which the shares of the Fund are redeemable.

Financial Highlights

The Fund had not commenced operations prior to the date of this Prospectus and, therefore, no financial highlights are available for the Fund at this time. In the future, financial highlights will be presented in this section of the Prospectus.

WisdomTree Trust Prospectus 29

WisdomTree Trust
250 West 34th Street, 3rd Floor
New York, NY 10119

The Fund’s current SAI provides additional detailed information about the Fund. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference in this Prospectus.

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders and the Fund’s Financial Statements and Other Information, each of which is included as part of the Fund’s Form N-CSR. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance after the first fiscal year the Fund is in operation. In the Fund’s Financial Statements and Other Information, you will find the Fund’s annual and semi-annual financial statements.

To make shareholder inquiries, for more detailed information on the Fund, or to request the SAI, annual or semi-annual shareholder reports, or financial statements, as applicable, free of charge, please:

Call:	1-866-909-9473 Monday through Friday 9:00 a.m. to 5:30 p.m. (Eastern time)	Write:	WisdomTree Trust c/o Foreside Fund Services, LLC 190 Middle Street, Suite 301 Portland, Maine 04101

Visit:	www.wisdomtree.com/investments

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

© 2026 WisdomTree Trust

WisdomTree Funds are distributed in the U.S. by
Foreside Fund Services, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

WisdomTree®is a registered mark of WisdomTree, Inc.

INVESTMENT COMPANY ACT FILE NO. 811-21864
WIS-PR-002-0826

WISDOMTREE® TRUST

WisdomTree Efficient Copper Plus Copper Miners Fund ([____])

Principal U.S. Listing Exchange: [____]

STATEMENT OF ADDITIONAL INFORMATION

Dated [____], 2026

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the WisdomTree Efficient Copper Plus Copper Miners Fund (the “Fund”), a separate investment portfolio of WisdomTree Trust (the “Trust”), as such Prospectus may be revised from time to time.

The current Prospectus for the Fund is dated [____], 2026. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Fund’s audited financial statements for the most recent fiscal year (when available) are incorporated in this SAI by reference to the Fund’s Annual Financial Statements and Other Information, which will be available on the Fund’s website and as part of the Fund’s filing on Form N-CSR after the Fund has completed a fiscal year of operations, which can be located on the SEC’s website. You may obtain a copy of the Fund’s Prospectus, Financial Statements and Other Information, and Annual and Semi-Annual Reports to Shareholders, at no charge by calling 1-866-909-9473, visiting www.wisdomtree.com/investments, or writing to WisdomTree Trust, c/o Foreside Fund Services, LLC, 190 Middle Street, Suite 301, Portland, Maine 04101.

THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) AND THE COMMODITY FUTURES TRADING COMMISSION (THE “CFTC”) HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS SAI. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE INFORMATION HEREIN IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SEC IS EFFECTIVE. THIS SAI IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION IN WHICH THE OFFER OR SALE IS NOT PERMITTED.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust on December 15, 2005, and is authorized to issue multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) is the investment adviser to the Fund. WisdomTree, Inc. (“WisdomTree”) is the parent company of WisdomTree Asset Management. [____] (“[____]” or the “Sub-Adviser”) is the investment sub-adviser to the Fund. The Adviser and the Sub-Adviser may be referred to together as the “Advisers.” Foreside Fund Services, LLC serves as the distributor (the “Distributor”) of the shares of the Fund.

The Fund is an exchange-traded fund (“ETF”). The Fund issues and redeems shares at net asset value per share (“NAV”) only in large blocks of shares (“Creation Unit Aggregations”). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutions or large investors (typically market makers or other broker-dealers) purchase or redeem Creation Unit Aggregations. Except when aggregated in Creation Unit Aggregations, shares of the Fund are not redeemable securities.

Shares of the Fund are listed on a national securities exchange, the [____] (the “Listing Exchange”), and trade throughout the day on the Listing Exchange and other secondary markets at market prices that may be greater than (premium) or less than (discount) their NAV. As is the case of other publicly traded securities, brokers’ commissions on transactions will be based on commission rates charged by the applicable broker.

The Trust reserves the right to adjust the prices of shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

“WisdomTree” is a registered mark of WisdomTree and has been licensed for use by the Trust.

GENERAL INFORMATION ABOUT STRATEGIES AND RISKS

The Fund’s investment objective, principal investment strategies, and associated risks are described in the Fund’s Prospectus. The sections below supplement the Fund’s principal investment strategies and risks and describe the Fund’s additional investment policies, and the different types of investments that may be made by the Fund as a part of its non-principal investment strategies. With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate (including significant decreases) in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer, changes in general economic or political conditions, local, regional or global events such as war, threats of war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, natural and environmental disasters, systemic market dislocations, supply disruptions, or other events. Such events may disparately impact a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector, or asset class. In addition, the Fund may not outperform other investment strategies over short- or long-term market cycles and the Fund may decline in value. Fund shares may trade above or below their NAV. An investor in the Fund could lose money over short or long periods of time. The price of the securities and other investments held by the Fund, and thus the value of the Fund’s portfolio, is expected to fluctuate in accordance with general economic conditions, interest rates, political events, and other factors. For more information about these and other risks, please see “Specific Investment Strategies and Risks” below and the Fund’s Prospectus.

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The Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be subject to U.S. federal income tax on income and gains that are timely distributed to Fund shareholders. The Fund will invest its assets, and otherwise conduct its operations, in a manner that is intended to satisfy the qualifying income, diversification, and distribution requirements necessary to establish and maintain eligibility for such treatment.

The Fund is considered “non-diversified,” as such term is used in the 1940 Act.

The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantees that the strategies and processes will produce the intended results. The Fund may not outperform other investment strategies over short- or long-term cycles and the Fund may decline in value.

The Fund may be included in model portfolios developed by WisdomTree Asset Management for use by financial advisors and/or investors. The market price of shares of the Fund, costs of purchasing or selling shares of the Fund, including the bid/ask spread, and liquidity of the Fund may be impacted by purchases and sales of the Fund by one or more model-driven investment portfolios.

The Trust’s Board of Trustees (the “Board”) may, in the future, authorize the Fund to invest in securities and investments other than those listed in this SAI and in the Fund’s Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.

The Fund may seek to gain exposure to the commodity markets and, to the extent it is consistent with its investment objective and principal investment strategies, certain other investments, in whole or in part, through investments in a subsidiary organized in the Cayman Islands (the “WisdomTree Subsidiary”). Such investments are intended to enable the Fund to satisfy the source-of-income requirements that apply to RICs under the Code. The WisdomTree Subsidiary may invest in commodities and other non-security investments and related derivatives to a greater extent than the Fund. Unlike the Fund, the WisdomTree Subsidiary generally is not an investment company under the 1940 Act or registered with the SEC. As a result, the Fund is not afforded the same investor protections with respect to its investment in its WisdomTree Subsidiary as are afforded to shareholders of the Fund. The WisdomTree Subsidiary’s investments in derivatives and use of leverage are subject to the limits on leverage imposed by the 1940 Act. In addition, the WisdomTree Subsidiary generally is subject to the same investment policies and investment restrictions as its Fund.

SPECIFIC INVESTMENT STRATEGIES AND RISKS

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio securities and therefore a decrease in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change.

A description of certain investment strategies and types of investments used by the Fund, and various related risks, is set forth below. A discussion of the principal strategies and risks associated with an investment in the Fund is contained in the Fund’s Prospectus.

BANK DEPOSITS AND OBLIGATIONS. The Fund may invest in deposits and other obligations of U.S. and non-U.S. banks and financial institutions. Deposits and obligations of banks and financial institutions include certificates of deposit, time deposits, and bankers’ acceptances. Certificates of deposit and time deposits represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate. Certificates of deposit are negotiable certificates, while time deposits are non-negotiable deposits. A banker’s acceptance is a time draft drawn on and accepted by a bank that becomes a primary and unconditional liability of the bank upon acceptance. Investments in obligations of non-U.S. banks and financial institutions may involve risks that are different from investments in obligations of U.S. banks. These risks include future unfavorable political and economic developments, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect the payment of principal or interest on the securities held in the Fund.

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BORROWING. Although the Fund does not intend to borrow money as part of its principal investment strategies, the Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund may borrow up to 33% of its net assets, but under normal market conditions, the Fund does not expect to borrow greater than 10% of its net assets. The Fund will borrow only for short-term or emergency purposes. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund may also be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

CAPITAL CONTROLS AND SANCTIONS RISK. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action, such as Russia’s invasion of Ukraine in 2022, and other conditions may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to own or transfer currency, securities, or other assets, which may potentially include derivative instruments related thereto. Countries use these controls to, among other reasons, restrict movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic or political conditions. By way of example, such controls may be applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, transfer, receive, deliver (i.e., create and redeem Creation Unit Aggregations) or otherwise obtain exposure to, foreign securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund (e.g., cause the Fund to trade at prices materially different from its NAV), and cause the Fund to decline in value. The Fund may also be forced to sell or otherwise dispose of foreign investments at inopportune times or prices due to sanctions. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that have been imposed against Russia and other countries and that may further be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures would likely cause a decline in the value and/or liquidity of securities issued by the sanctioned country, or companies located in or economically tied to the sanctioned country, which in turn may increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could significantly delay or prevent the settlement of securities transactions or their valuation and, as a result, significantly impact the Fund’s liquidity and performance. The Fund may change its creation and or redemption procedures without notice in response to the imposition of capital controls or sanctions. There can be no assurance a country in which the Fund invests, whether it is the U.S. or a foreign country, will not impose a form of capital control or sanction to the possible detriment of the Fund and its shareholders. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advanced notice.

Risks Related to Russia’s Invasion of Ukraine. Russia’s military invasion of Ukraine initiated in February 2022 and the economic and diplomatic responses by the United States and other countries have led to increased volatility and uncertainty in the financial markets and could continue to adversely affect regional and global economies for the foreseeable future. In response to Russia’s actions, the governments of the United States, Canada, Japan, the European Union (“EU”), the United Kingdom, and many other countries collectively imposed heavy and broad-ranging economic sanctions on certain Russian individuals, corporate and banking entities, and other industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia, as well as other popular Russian exports, such as diamonds, seafood, and vodka. The EU, the United Kingdom and other countries have also placed restrictions on certain oil, energy, and luxury good imports from Russia.

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These sanctions, as well as other economic consequences related to the invasion, such as additional sanctions, boycotts, changes in consumer or purchaser preferences, or cyber-attacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities as well as securities of issuers in other countries that are subject to or otherwise adversely affected by economic sanctions related to Russia’s invasion of Ukraine, including Russian counter measures. To the extent the Fund has exposure to Russian investments or investments in countries affected by the invasion or the sanctions, the Fund’s ability to price, buy, sell, receive, deliver, or receive dividends and interest payments on such investments may be impaired. In certain circumstances, such as when there is no market for a security or other means of valuing or disposing of a security, the Fund may determine to value the affected security at zero. In addition, any exposure the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively affect the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions are impossible to predict, but could result in continued significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation, and global growth. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy. These and any related events could significantly and adversely affect the Fund’s performance and the value of an investment in the Fund, even in the absence of direct exposure to Russian issuers or issuers in other countries affected by the invasion.

CASH AND EQUIVALENTS. The Fund may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) shares of money market or similar funds managed by the investment adviser or its affiliates; (b) shares of other money market funds; (c) commercial paper; (d) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (e) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (f) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (g) higher quality corporate bonds and notes that mature, or that may be redeemed, in one year or less.

COMMODITY RISK. The Fund’s investments in commodities or commodity-linked investments, either directly or through its WisdomTree Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The prices of commodities and commodity-linked investments may be affected by a number of factors, including overall market movements, foreign currency exchange rates, changes in interest rates, or supply and demand factors affecting a particular industry or commodity market, such as drought, floods, weather, livestock disease, pandemics and public health emergencies, embargoes, taxation, war, terrorism, cyber hacking, economic and political developments, environmental proceedings, tariffs, changes in storage costs, availability of transportation systems, and international economic, political and regulatory developments. The prices of commodities and commodity-linked investments may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes, such as stocks, bonds, and cash. Investments in commodities and commodity-linked investments can also present risks associated with delivery, custody, storage and maintenance, illiquidity, and the inability to accurately value a commodity or commodity-linked investment. These risks may be compounded by the impairment of the Fund’s ability to sell its commodity and commodity-linked portfolio holdings in a timely manner or for full value. Each of these factors and events could have a significant negative impact on the Fund.

CURRENCY EXCHANGE RATE RISK. Investments denominated in non-U.S. currencies and investments in securities or derivatives that provide exposure to such currencies, currency exchange rates or interest rates are subject to non-U.S. currency risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Because the Fund’s NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the Fund’s holdings goes up. Conversely, the U.S. dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar.

The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates.

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Currencies of emerging or developing market countries may be subject to significantly greater risks than currencies of developed countries. Many developing market countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some non-U.S. market currencies may not be traded internationally, may be subject to strict limitations on foreign investment and may be subject to frequent and unannounced government intervention. Government intervention and currency controls can decrease the value and significantly increase the volatility of an investment in non-U.S. currency. Although the currencies of some developing market countries may be convertible into U.S. dollars, the achievable rates may differ from those experienced by domestic investors because of foreign investment restrictions, withholding taxes, lack of liquidity or other reasons.

CYBERSECURITY RISK. Investment companies, such as the Fund, and its service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or the Adviser, Sub-Adviser, accountant, custodian, transfer agent, index providers, market makers, Authorized Participants and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of Authorized Participant transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The rapid development and increasingly widespread use of artificial intelligence technologies could increase the effectiveness of cyber-attacks and exacerbate the risks. The Fund could incur extraordinary expenses for cybersecurity risk management purposes, prevention and/or resolution. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

DEPOSITARY RECEIPTS. To the extent the Fund invests in stocks of foreign corporations, the Fund’s investment in such stocks may be in the form of depositary receipts or other similar securities convertible into securities of foreign issuers. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Non-Voting Depository Receipts (“NVDRs”) are receipts issued in Thailand that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. NVDRs are tradable on the Stock Exchange of Thailand. See “Non-U.S. Securities” below for information about the risks associated with depositary receipts.

The Fund will not generally invest in any unlisted depositary receipts or any depositary receipt that WisdomTree Asset Management or the Sub-Adviser deems to be illiquid or for which pricing information is not readily available. In addition, all depositary receipts generally must be sponsored; however, the Fund may invest in unsponsored depositary receipts under certain limited circumstances. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

DERIVATIVES. The Fund will invest in derivative instruments. Generally, the Fund will provide margin or collateral, as applicable, with respect to investments in derivatives in such amounts as determined under applicable law, regulatory guidance, or related interpretations.

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include forward currency contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts, swap agreements, and credit-linked notes.

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The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operation, and/or change the competitive landscape. In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act, which governs a fund’s use of derivatives. Among other things, the rule generally requires a fund to adopt a derivatives risk management program, appoint a derivatives risk manager to oversee the program, and comply with an outer limit on fund leverage risk based on value at risk, or “VaR”. The rule significantly changes the regulatory framework applicable to a fund’s use of derivatives, including by replacing the existing asset segregation regulatory framework in its entirety.

Forwards, swaps, and certain other derivatives are subject to regulation under The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and certain non-U.S. jurisdictions. Physically-settled forwards entered into between eligible contract participants, such as the Fund, are generally subject to fewer regulatory requirements in the U.S. than non-deliverable forwards. Under the Dodd-Frank Act, non-deliverable forwards are regulated as swaps and are subject to rules requiring central clearing and mandatory trading on an exchange or facility that is regulated by the Commodity Futures Trading Commission (the “CFTC”). Under the Dodd-Frank Act, non-deliverable forwards, swaps, and certain other derivatives traded in the over the counter (“OTC”) market are subject to initial and variation margin requirements. The Fund’s counterparties may be subject to additional regulatory requirements and/or apply the regulatory requirements more broadly than is required for administrative and other reasons, including, for example, by (i) applying the stricter regulatory requirements to physically-settled forwards that are applicable to non-deliverable forwards even though the stricter rules are not technically applicable to such physically-settled forwards; and (ii) applying smaller thresholds for the delivery of variation margin than required. As such, the Fund, when using currency forwards, may need to hold additional cash to meet regulatory requirements, which may include raising cash by selling securities and/or obtaining cash through other arrangements in order to meet margin requirements, which may, among other potential consequences, cause an increase in expense ratio, lead to the realization of taxable gains, increase costs to the Fund of trading, or otherwise affect returns to investors in the Fund.

With regard to the Fund and the WisdomTree Subsidiary, WisdomTree Asset Management is registered with the CFTC as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”). The CFTC has adopted amendments to its regulations of commodity pool operators (“CPOs”) under the CEA with regard to the Fund, and its WisdomTree Subsidiary. The CFTC has adopted amendments to its regulations of CPOs managing funds registered under the 1940 Act that “harmonize” the SEC’s and the CFTC’s regulatory schemes. The adopted amendments to the CFTC regulations allow CPOs to registered investment companies to satisfy certain recordkeeping, reporting and disclosure requirements that would otherwise apply to them under Part 4 of the CFTC’s regulations by continuing to comply with comparable SEC requirements. To the extent that the CFTC recordkeeping, disclosure and reporting requirements deviate from the comparable SEC requirements, such deviations are not expected to materially adversely affect the ability of the Fund to continue to operate and achieve its investment objectives. If, however, these requirements or future regulatory changes result in the Fund having difficulty in achieving its investment objectives, the Trust may determine to reorganize or close the Fund, materially change the Fund’s investment objectives and strategies, or operate the Fund as a regulated commodity pool pursuant to WisdomTree Asset Management’s CPO registration.

Swap Agreements and Options on Swap Agreements. The Fund may enter into swap agreements, including currency swaps, interest rate swaps, credit default swaps, and total return swaps. A typical foreign currency swap involves the exchange of cash flows based on the notional differences among two or more currencies (e.g., the U.S. dollar and the euro). A typical interest rate swap involves the exchange of a floating interest rate payment for a fixed interest payment. A typical credit default swap (“CDS”) involves an agreement to make a series of payments by the buyer in exchange for receipt of payment by the seller if the loan defaults. In the event of default, the buyer of the CDS receives compensation (usually the face value of the loan), and the seller of the CDS takes possession of the defaulted loan. In the event that the Fund acts as a CDS protection seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the CDS, provided that there is no credit event. In the event that the Fund acts as a CDS protection buyer and no credit event occurred during the term of the CDS, the Fund would recover nothing. Where the Fund is the protection buyer, CDS involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The Fund’s obligations under a CDS will be accrued daily (offset against any amounts owing to the Fund). Total return swaps involve the exchange of payments based on the total return on an underlying reference asset. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. Swap agreements can be structured to provide for periodic payments over the term of the swap contract or a single payment at maturity (also known as a “bullet swap”). Swap agreements may be used to hedge or achieve exposure to, for example, currencies, interest rates, and money market securities without actually purchasing such currencies or securities. The Fund may use swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another or from one payment stream to another.

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Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currencies, corporate borrowing rates, or other factors, and may increase or decrease the overall volatility of the Fund’s investments and its share price.

Swaptions. The Fund may also enter into options with respect to swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, on specified terms at a designated future time. Depending on the particular terms, the Fund will generally incur a greater degree of risk when it writes (sells) a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing the amount of premium paid should the option expire unexercised, but when the Fund writes a swaption, upon exercise of the swaption the Fund will become obligated according to the terms of the underlying agreement.

Futures, Options, and Options on Futures Contracts. The Fund will use futures contracts, options, and related options on futures contracts: (i) to attempt to gain exposure to U.S. Treasury futures contracts and foreign currencies, and (ii) to attempt to gain exposure to a particular market, instrument, or index. To the extent the Fund uses futures and options, it will do so only in accordance with applicable requirements of the CEA and the rules thereunder.

Futures Contracts. A futures contract is a standardized contract traded on a recognized exchange in which two parties agree to exchange either a specified financial asset or the cash equivalent of said asset of standardized quantity and quality for a price agreed to today (the futures price or the strike price) with delivery occurring at a specified future date. The Fund’s investments in listed futures contracts will be backed by investments in liquid assets in an amount equal to the exposure of such contracts. The Fund may take long or short positions in listed futures contracts.

The Fund may transact in listed currency futures contracts and listed U.S. Treasury futures contracts. The Fund also may transact in listed commodity futures contracts. When the Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (i.e., commodity, currency, or Treasury security) at a specified future date. When the Fund sells a listed futures contract, it agrees to sell a specified reference asset (i.e., commodity, currency, or Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange listed contracts, so credit risk is limited to the creditworthiness of the exchange’s clearing corporation. Margin deposits are posted as performance bonds with the clearing broker and, in turn, with the exchange clearing corporation.

The Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

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There are significant risks associated with the Fund’s use of futures contracts, including the following: (1) the success of a strategy may depend on the Adviser’s and/or Sub-Adviser’s ability to predict movements in the prices of individual commodities, currencies or securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the commodities, currencies, or securities and the prices of futures contracts; (3) although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts.

Risks Associated with Commodity Futures Contracts. There are additional risks associated with transactions in commodity futures that are not applicable to other types of futures contracts.

•	Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contracts may change proportionately. The Fund intends to “roll out” of futures contracts prior to settlement and does not intend to deliver or accept physical commodities upon settlement of such transactions.

•	Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

•	Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Options on Futures Contracts. The Fund reserves the right to buy or sell options on listed futures contracts. An option on a futures contract gives the purchaser the right, in exchange for payment of a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security or instrument at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security or instrument at any time during the option period. A premium is paid to the writer of an option as consideration for undertaking the obligation in the contract.

Options. The Fund may purchase and write options on an exchange or OTC. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.

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There are significant risks associated with the Fund’s use of options contracts, including the following: (1) the success of a strategy may depend on the Adviser’s and/or Sub-Adviser’s ability to predict movements in the prices of individual commodities, currencies, or securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the commodities, currencies or securities and the price of options; (3) although the Fund intends to enter into options contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in options contracts.

Currency Options. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.

Structured Notes. The Fund may invest in notes, sometimes called “structured notes,” linked to the performance of commodities or commodity indexes. Commodity-linked structured notes provide exposure, which may include long and/or short exposure, to the investment returns of commodities markets without investing directly in the underlying physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. These notes are subject to the credit risk of the issuing party and may be less liquid than other types of securities. This means that the Fund may lose money if the issuer of the note defaults and that the Fund may not be able to readily close out its investment in such notes without incurring losses. The Fund may not invest more than 30% of its net assets in swap transactions and structured notes.

Currency Transactions. The Fund may enter into foreign currency futures contracts and/or forward foreign currency contracts to facilitate local securities settlements or to protect against currency exposure. The Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund’s total assets that are denominated in one or more foreign currencies.

Foreign Currency Futures Contracts. A foreign currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Forward Foreign Currency Contracts. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Forward contracts are contracts between parties in which one party agrees to make a payment to the other party (the counterparty) based on the market value or level of a specified currency. In return, the counterparty agrees to make payment to the first party based on the return of a different specified currency. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades. These contracts typically are settled by physical delivery of the underlying currency or currencies in the amount of the full contract value to the extent they are not agreed to be carried forward to another expiration date (i.e., rolled over).

A non-deliverable forward contract is a forward contract where there is no physical settlement of two currencies at maturity. Non-deliverable forward contracts will usually be done on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each non-deliverable forward contract is accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess is maintained to cover such obligations. The risk of loss with respect to non-deliverable forward contracts generally is limited to the net amount of payments that the Fund is contractually obligated to make or receive.

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Currency exchange transactions involve a significant degree of risk and the markets in which currency exchange transactions are effected are highly volatile, highly specialized, and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Currency exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment, or particular transactions in foreign currency. If the Fund utilizes foreign currency transactions at an inappropriate time, such transactions may not serve their intended purpose and may lower the Fund’s return. The Fund could experience losses if the value of any currency forwards and futures positions is poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. Such contracts are subject to the risk that the counterparty will default on its obligations. In addition, the Fund will incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

EQUITY SECURITIES. The Fund invests in equity securities. Equity securities, such as the common stocks or preferred stocks of an issuer, are subject to stock market fluctuations and, therefore, may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in the Fund’s portfolio may also cause the value of the Fund’s shares to decline.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

EXCHANGE-TRADED PRODUCTS. The Fund may invest in one or more types of exchange-traded products (“ETPs”), which may include ETFs registered under the 1940 Act, exchange-traded commodity trusts regulated by the CFTC, exchange-traded notes (“ETNs”), ETPs registered under the Securities Act only (e.g., bitcoin ETPs), as well as instruments that provide exposure to ETPs. Certain of the ETPs in which the Fund may invest may be managed, sponsored, or serviced by the Adviser or an affiliate (“Affiliated ETPs”), and in such capacity, the Adviser or affiliate may receive management or other fees from the ETPs in which the Fund invests. Any such fees would be in addition to the management fee earned by the Adviser for its management of an investing Fund. These fees may create a conflict of interest by influencing the Adviser to invest in the shares of Affiliated ETPs. While the Adviser takes steps to address such conflicts of interest, including subjecting Affiliated ETPs to the same investment criteria or conditions as unaffiliated ETPs, it is possible that such conflicts of interest could impact the Fund.

Generally, the Fund’s investment in an ETP will subject the Fund to all of the risks associated with the assets or holdings of such ETP, as well as the general risks of investing in an ETP. For example, the Fund may invest in new ETPs or ETPs that have not yet established a deep trading market at the time of investment. Shares of such ETPs may experience limited trading volume and less liquidity, which may increase the spread (the difference between bid price and ask price) associated with the ETP’s share price. In addition, the market price of ETP shares may be more (i.e., a premium) or less (i.e., a discount) than the NAV of the ETP shares and may not correlate to the market price of the ETP’s reference asset.

Exchange-Traded Funds. ETFs are investment companies regulated pursuant to the 1940 Act and registered with the SEC that trade like stocks on a securities exchange at market prices rather than NAV. As a result, ETF shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Fund, if investing in an ETF, indirectly bears the fees and expenses charged by the ETF in addition to the Fund’s direct fees and expenses. Investments in ETFs also are subject to brokerage and other trading costs that could result in greater expenses for the Fund.

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Exchange-Traded Commodity Trusts. An exchange-traded commodity trust is a pooled trust that invests in physical commodities or commodity futures, and issues shares that trade on a securities exchange at a discount or premium to the value of the trust’s holdings. Investments in exchange-traded commodity trusts also are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Exchange-traded commodity trusts are not investment companies registered under the 1940 Act. As a result, in connection with any such investments, the Fund will not have the protections associated with ownership of shares in an investment company registered under the 1940 Act. Investments in exchange-traded commodity trusts, like investments in other commodities, may increase the risk that the Fund may not qualify as RIC under the Code. If the Fund fails to qualify as a RIC, the Fund will be subject to tax, which will reduce returns to shareholders. Such a failure will also alter the treatment of distributions to its shareholders. To the extent the Fund seeks investment exposure to an exchange-traded commodity trust, it may invest in the shares of such trust indirectly through its WisdomTree Subsidiary to mitigate its tax risk.

Exchange-Traded Notes. ETNs generally are senior, unsecured, unsubordinated debt securities issued by a sponsor, such as an investment bank. ETNs are traded on exchanges and the returns are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a periodic basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced market. Because ETNs are debt securities, they are subject to credit risk. If the issuer has financial difficulties or goes bankrupt, the Fund may not receive the return it was promised. If a rating agency lowers an issuer’s credit rating, the value of the ETN may decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. There may be restrictions on the Fund’s right to redeem its investment in an ETN. There are no periodic interest payments for ETNs, and principal is not protected. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

FINANCIAL SECTOR INVESTMENTS. The Fund may engage in transactions with or invest in companies that are considered to be in the financial sector, including commercial banks, brokerage firms, diversified financial services, a variety of firms in all segments of the insurance industry (such as multi-line, property and casualty, and life insurance) and real estate-related companies. There can be no guarantee that these strategies may be successful. The Fund may lose money as a result of defaults or downgrades within the financial sector.

Events in the financial sector have resulted in increased concerns about credit risk and exposure. Well-known financial institutions have experienced significant liquidity and other problems and have defaulted on their debt obligations. Issuers that have exposure to real estate, mortgage and credit markets have been particularly affected. It is uncertain whether or how long these conditions will continue. These events and possible continuing market turbulence may have an adverse effect on Fund performance.

Rule 12d3-1 under the 1940 Act limits the extent to which a fund may invest in the securities of any one company that derives more than 15% of its revenues from brokerage, underwriting or investment management activities. The Fund may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions: (1) the purchase cannot cause more than 5% of the Fund’s total assets to be invested in securities of that issuer; (2) for any equity security, the purchase cannot result in the Fund owning more than 5% of the issuer’s outstanding securities in that class; and (3) for a debt security, the purchase cannot result in the Fund owning more than 10% of the outstanding principal amount of the issuer’s debt securities.

In applying the gross revenue test, an issuer’s own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer’s gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. The Fund will not be required to divest its holdings of a particular issuer when circumstances subsequent to the purchase cause one of the above conditions to not be met. The purchase of a general partnership interest in a securities-related business is prohibited.

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FIXED INCOME SECURITIES. The Fund may invest in fixed income securities, such as corporate debt, notes and bonds, and/or instruments related to fixed income securities. Fixed income securities change in value in response to interest rate changes and other factors, such as the perception of the issuer’s creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. Fixed income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities, which will generally fluctuate more in response to interest rate changes. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the bond market’s growth and dealer inventories of bonds are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions (or selling of fund shares in the secondary market) from fixed income funds may be higher than normal.

ILLIQUID INVESTMENTS. Although the Fund does not intend to do so, as a matter of policy, the Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. Illiquid investments include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets to the extent the Adviser or Sub-Adviser has not deemed such securities to be liquid. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of a security will be determined based on the relevant market, trading, and investment specific conditions. Illiquid investments include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets to the extent the Adviser or Sub-Adviser has not deemed such securities to be liquid. The inability of the Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by the Fund which are eligible for resale pursuant to Rule 144A, except for certain 144A bonds, will be monitored by the Fund on an ongoing basis. In the event that more than 15% of the Fund’s net assets are invested in illiquid investments, the Fund, in accordance with Rule 22e-4(b)(1)(iv) of the 1940 Act, will report the occurrence to both the Board and the SEC and seek to reduce its holdings of illiquid investments within a reasonable period of time.

INVESTMENT COMPANY SECURITIES. The Fund may invest in the securities of other investment companies (including money market funds) and certain ETPs as well as instruments that provide exposure to other investment companies. The 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the fund’s total assets in any single investment company and no more than 10% in any combination of two or more investment companies. The Fund may invest in other investment companies beyond these statutory limits in pursuit of its investment objective to the extent it enters into agreements and abides by certain conditions of Rule 12d1-4 under the 1940 Act. The Fund may purchase or otherwise invest in shares of affiliated ETFs and money market funds.

INVESTMENT IN A WISDOMTREE SUBSIDIARY. The Fund intends to gain exposure to commodity markets, in whole or in part, through investment in its WisdomTree Subsidiary. The Fund’s investment in its WisdomTree Subsidiary may not exceed 25% of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. The WisdomTree Subsidiary may invest in derivatives including futures, forwards, option and swap contracts, notes, and other investments intended to serve as margin or collateral or otherwise support the WisdomTree Subsidiary’s derivatives positions. The WisdomTree Subsidiary is not registered under the 1940 Act. The Fund, as the sole shareholder of its WisdomTree Subsidiary, will not have all of the protections afforded to investors in registered investment companies. However, because the Fund intends to wholly own and maintain voting control over its WisdomTree Subsidiary, and the Fund and the WisdomTree Subsidiary are managed by the Adviser and Sub-Adviser together, it is unlikely that the WisdomTree Subsidiary will take action contrary to the interests of the Fund or the Fund’s shareholders. The Board has oversight responsibility for the investment activities of the Fund, including the Fund’s investment in its WisdomTree Subsidiary, and the Fund’s role as the sole shareholder of its WisdomTree Subsidiary.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the WisdomTree Subsidiary are organized, respectively, could result in the inability of the Fund and/or its WisdomTree Subsidiary to operate as described in this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the WisdomTree Subsidiary. If Cayman Islands law changes such that the WisdomTree Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

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ISSUER SPECIFIC CONDITIONS. Issuer-specific conditions may affect the value of the Fund’s investments. The financial condition of an issuer of a security or counterparty to a contract may cause it to default or become unable to pay interest or principal due on the security or contract. The Fund cannot collect interest and principal payments if the issuer or counterparty defaults. Accordingly, the value of an investment in the Fund may change in response to issuer or counterparty defaults and changes in the credit ratings of the Fund’s portfolio securities. In addition, although all of the securities held by the Fund are generally listed on one or more U.S. or non-U.S. stock exchanges, there can be no guarantee that a liquid market for such securities will be made or maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and, therefore, the value of the Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

LACK OF DIVERSIFICATION. The Fund is considered to be “non-diversified.” A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. As a result, the Fund may invest more of its total assets in the securities of a single issuer or a smaller number of issuers than if it were classified as a diversified fund. Therefore, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a small number of issuers than a fund that invests more widely, which may have a greater impact on the Fund’s volatility and performance. However, the Fund intends to satisfy the diversification requirements necessary to qualify as a RIC under the Code (see “Taxes”).

MARKET RISK. Various factors and events can impact the entire market or specific market segments including political and economic developments such as changes in interest rates, government regulation, and the outlook for economic growth or recession, as well as events that impact specific issuers such as changes to an issuer’s actual or perceived creditworthiness. While changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments, during a general market downturn, multiple asset classes may be negatively affected. Investor perceptions, confidence (or lack thereof) and/or uncertainty may also impact the value of the Fund’s investments and the value of an investment in the Fund’s shares. These investor perceptions, confidence (or lack thereof), and/or uncertainty are based on various and unpredictable factors, including expectations regarding government, economic, monetary, and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, health, or banking crises.

Markets around the world are increasingly connected. Changing economic, political, or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by the Fund in a different country or geographic region due to increasingly interconnected global economies and financial markets. In addition, certain geopolitical and other events, including environmental events and public health events such as epidemics and pandemics, may have a global impact and add to instability in world economies and markets generally. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political, financial, and/or social difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. Such market conditions may also lead to increased regulation of the Fund and the instruments in which the Fund may invest, which may, in turn, increase the expenses incurred by the Fund and/or affect the Fund’s ability to pursue its investment objective and the Fund’s performance. A widespread health crisis such as a global pandemic could cause overall market volatility as well as major disruptions to global markets and economies, including exchange trading suspensions and closures. In addition, a global pandemic may result in severe losses across certain sectors and industries, including decreased employee availability and significant disruptions to business operations and supply chains. Government efforts to contain the spread of a pandemic and mitigate its economic impact may lead to a large expansion of government deficits and debt, which in turn may result in higher inflation. A global pandemic similar to COVID-19 that may arise in the future could adversely affect the economies of many nations, the global economy, individual companies, and capital markets in ways that cannot be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks.

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Changes in U.S. policy may also introduce heightened risks, including economic policy and market risks, such as with the imposition of tariffs and other trade-related initiatives that could disrupt markets globally. Trade disputes and retaliatory actions, such as embargoes and other trade limitations, may reduce the profitability of companies in which the Fund invests, lead to a significant reduction in international trade, and adversely affect the growth of the global economy. Trade disputes may also increase currency exchange rate volatility, which can adversely affect the prices of certain Fund investments and the ability of the Fund to hedge its currency risk, and negatively affect investor confidence in the markets generally and investment growth and could contribute to volatility or overall declines in the U.S. and global investment markets. Domestic policy initiatives and related tensions could result in market disruptions, including with respect to certain industries or sectors such as the oil and natural gas markets, and may negatively affect global supply chains, inflation, and global growth. These conflicts, policy initiatives, and tensions could adversely affect the value of certain Fund investments, as well as the Fund’s performance and liquidity, even if the Fund does not have direct investment exposure to a country involved in a particular conflict or industry directly affected by trade restrictions. Ongoing armed conflicts between Russia and Ukraine in Europe, and in the Middle East, and related sanctions and trading restrictions, have caused significant market disruptions and volatility within the markets globally.

It is impossible to predict the effects on the Fund of these or similar events and market conditions in the future; however, it is possible that these or similar events and market conditions could have a significant and adverse effect on the NAV and/or risk profile of the Fund.

MONEY MARKET INSTRUMENTS. The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P Global Ratings (“S&P”) or, if unrated, of comparable quality as determined by the Fund; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

NON-U.S. GOVERNMENT SECURITIES. The Fund may invest in short-term securities issued or guaranteed by non-U.S. governments, agencies and instrumentalities. Non-U.S. government securities include direct obligations, as well as obligations guaranteed by a foreign government including state, territory or local governments.

NON-U.S. SECURITIES. The Fund may invest in non-U.S. equity securities and other instruments that provide exposure to such securities. Investments in non-U.S. equity securities involve certain risks that may not be present in investments in U.S. securities. For example, non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Investor protection regimes in foreign countries may also not be comparable to that in the U.S. For example, it may be more difficult to bring claims common in the U.S., including securities class action and fraud claims, or for U.S. regulators to bring enforcement actions against issuers in foreign countries. As a result, the Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the U.S. and companies domiciled outside of the U.S. This risk may be heightened in emerging market countries where legal regimes are generally less developed and legal protections governing private and foreign investments may not yet exist or be in the early stages of development. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

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Non-U.S. stock markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, the Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks, and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to the Fund. The value of non-U.S. investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees also are generally higher than for securities traded in the U.S. This may cause the Fund to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

Foreign securities include depositary receipts such as ADRs, which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. GDRs are similar to ADRs and represent shares of foreign-based corporations and are generally issued by international banks in one or more markets around the world. EDRs are similar to ADRs and GDRs and represent shares of foreign-based corporations that are generally issued by European banks in one or more markets in Europe. Investments in depositary receipts may be less liquid and more volatile than underlying shares in their primary trading markets.

Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Fund shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging market countries.

Investments in non-U.S. securities may be subject to additional trading, settlement, custodial, and operational risks including restrictions on the transfers of securities. The Fund may change its creation or redemption procedures without notice in connection with restrictions on the transfer of securities. For more information on creation and redemption procedures, see “Creation and Redemption of Creation Unit Aggregations” herein.

Set forth below for certain markets in which the Fund may invest, consistent with its principal investment strategies, are brief descriptions of some of the conditions and risks in each such market.

Investments in Australia. The economy of Australia is heavily dependent on the economies of Asian countries and the price and demand for natural resources and commodities as well as its exports from the agricultural and mining sectors. Conditions that weaken demand for such products worldwide could have a negative impact on the Australian economy as a whole. Australia also is increasingly dependent on the economies of its key trading partners, including China, the United States, and Japan. These and other factors could have a negative impact on the Fund’s performance.

Investments in Austria. Investments in Austrian issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to Austria. Austria, as a member of the European Economic and Monetary Union (the “EMU”), must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The Austrian economy, along with certain other economies of the EU, has from time to time experienced significant financial market volatility and economic adversity, and certain Austrian banks required government support in order to avoid potential insolvency and wider regional contagion. In addition, the Austrian banking sector has significant exposure to Central and Eastern Europe. Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments, and adverse events in these Eastern European countries may greatly impact the Austrian economy. These and other factors could have a negative impact on the Fund’s performance.

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Investments in Belgium. Investments in Belgian issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to Belgium. Belgium, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the Belgian economy as well as the economies of some or all European countries. Belgium also lacks many natural resources and, thus, is dependent on trade partners and vulnerable to fluctuations or shortages in commodity markets. These and other factors could have a negative impact on the Fund’s performance.

Investments in Brazil. Investing in securities of Brazilian companies involves certain considerations not typically associated with investing in securities of U.S. companies or the U.S. Government. These risks include: (i) investment and repatriation controls, which could decrease the Fund’s tax efficiency; (ii) fluctuations in the rate of exchange between the Brazilian Real and the U.S. dollar; (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets; (iv) the effect that a trade deficit could have on economic stability and the Brazilian government’s economic policy; (v) high rates of inflation and unemployment; (vi) governmental involvement in and influence on the private sector; (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States; and (viii) political and other considerations, including changes in applicable Brazilian tax laws. The Brazilian economy may also be significantly affected by the economies of other Latin American countries. These and other factors could have a negative impact on the Fund’s performance.

Investments in Canada. The U.S. is Canada’s largest trading partner and foreign investor. As a result, changes to the U.S. economy may significantly affect the Canadian economy. The economy of Canada also is heavily dependent on the demand for natural resources and agricultural products. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, a change in the supply and demand of these resources, both domestically and internationally, can have a significant effect on Canadian market performance. Canada is a top producer of zinc and uranium and a global source of many other natural resources, such as gold, nickel, aluminum, and lead. Conditions that weaken demand for such products worldwide could have a negative impact on the Canadian economy as a whole. These and other factors could have a negative impact on the Fund’s performance.

Investments in Chile. Investing in Chile involves certain considerations not typically associated with investing in securities of U.S. companies or the U.S. government. The Chilean economy is subject to risks of social unrest, high unemployment, governmental control and heavy regulation of the labor industry. Historically, Chile has experienced periods of political instability, and certain sectors and regions of Chile have experienced high unemployment. Any recurrence of these events may cause downturns in the Chilean market and adversely impact investments in the Fund. Heavy regulation of labor and product markets is pervasive in Chile and may stifle Chilean economic growth or contribute to prolonged periods of recession. Chile is located in a part of the world that has historically been prone to natural disasters such as earthquakes and volcanoes and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Chilean economy. The Chilean economy is affected by the economies of other Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports, and many economies in this region, including Chile’s, are particularly sensitive to fluctuations in commodity prices. These and other factors could have a negative impact on the Fund’s performance.

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Investments in China and Hong Kong. In addition to the aforementioned risks of investing in non-U.S. securities, investing in securities listed and traded in Hong Kong involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or securities markets. Such risks may include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty (including the risk of war); (iii) dependency on exports and the corresponding importance of international trade; (iv) increasing competition from Asia’s other low-cost emerging economies; (v) currency exchange rate fluctuations and the lack of available currency hedging instruments; (vi) higher rates of inflation; (vii) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (viii) greater governmental involvement in and control over the economy; (ix) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (x) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly organized; (xi) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (xii) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (xiii) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (xiv) the fact that the settlement period of securities transactions in foreign markets may be longer; (xv) the fact that the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (xvi) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (xvii) the rapid and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; (xviii) the risk that, because of the degree of interconnectivity between the economies and financial markets of China and Hong Kong, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economy and financial market of Hong Kong as well; and (xix) the risk that certain companies in the Fund’s portfolio may have dealings with countries subject to sanctions or embargoes imposed by the U.S. Government or identified as state sponsors of terrorism.

While China’s economy has experienced past periods of rapid growth, there are no assurances that such growth rates will be repeated in the future. In particular, the growth rate of China’s economy had slowed over the years leading up to the global economic recession in 2020. Although China’s economy rebounded in 2021 as China recovered from the COVID-19 pandemic, China’s economy grew at a slower rate in both 2022 and 2023 than any year in the decade leading up to 2020. It remains unclear though whether these trends will continue in the future. In addition, China’s economic slowdown has negatively impacted the once rapidly growing Chinese real estate market, leading to the financial collapse of China’s largest real estate company. The slowdown in China’s real estate market has also left local Chinese governments with fewer viable means to raise revenue, especially with the fall in demand for housing.

Despite its attempts to restructure its economy towards consumption, China remains heavily dependent on exports. Accordingly, China is susceptible to economic downturns abroad, including any weakness in demand from its major trading partners, including the United States, Japan, and Europe. In addition, China’s aging infrastructure, worsening environmental conditions, rapid and inequitable urbanization, quickly widening urban and rural income gap, domestic unrest, and provincial separatism all present major challenges to the country. Further, China’s territorial claims, including its land reclamation projects and the establishment of an Air Defense Identification Zone over islands claimed and occupied by Japan, are another source of tension and present risks to diplomatic and trade relations with certain of China’s regional trade partners.

Investments in Hong Kong also are subject to certain political risks not associated with other investments. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. Investments in China and Hong Kong involve risk of a total loss due to government action or inaction. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political, and social freedoms for 50 years from the July 1, 1997 transfer of sovereignty from the United Kingdom to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the Fund’s NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the Fund’s NAV. These and other factors could have a negative impact on the Fund’s performance.

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Investments in Variable Interest Entities (“VIEs”). In seeking exposure to Chinese companies, the Fund may invest in VIE structures. VIE structures can vary, but generally consist of a U.S.-listed company with contractual arrangements, through one or more wholly-owned special purpose vehicles, with a Chinese company that ultimately provides the U.S.-listed company with contractual rights to exercise control over and obtain economic benefits from the Chinese company. Although the U.S.-listed company in a VIE structure has no equity ownership in the underlying Chinese company, the VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese company. The VIE structure enables foreign investors, such as the Fund, to obtain investment exposure similar to that of an equity owner in a Chinese company in situations in which the Chinese government has restricted the non-Chinese ownership of such company. As a result, an investment in a VIE structure subjects the Fund to the risks associated with the underlying Chinese company. In its efforts to monitor, regulate and/or control foreign investment and participation in the ownership and operation of Chinese companies, including in particular those within the technology, telecommunications and education industries, the Chinese government may intervene or seek to control the operations, structure, or ownership of Chinese companies, including VIEs, to the disadvantage of foreign investors, such as the Fund. Authorities in the People’s Republic of China (the “PRC”) have broad discretion to interpret and enforce laws and regulations, which may change without notice. Intervention by the Chinese government with respect to a VIE could significantly and adversely affect the Chinese company’s performance or the enforceability of the company’s contractual arrangements with the VIE and thus, the value of the Fund’s investment in the VIE. In addition to the risk of government intervention, the Fund’s investment in a VIE structure is subject to the risk that the underlying Chinese company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements with the other entities in the VIE structure, or that Chinese law changes in a way that affects the enforceability of these arrangements, or those contracts are otherwise not enforceable under Chinese law, in which case the Fund may suffer significant losses on its VIE investments with little or no recourse available.

Investments in China A-Shares. To the extent consistent with their principal investment strategies, the Fund may invest in eligible China A-Shares (“A-Shares”). Hong Kong and overseas investors may trade A-Shares issued by companies that are incorporated in mainland China, and listed and traded on the Shanghai Stock Exchange (“SSE”) or Shenzhen Stock Exchange (“SZSE”) through Northbound trading via the Shanghai-Hong Kong or Shenzhen-Hong Kong Stock Connect (“Stock Connect”) programs in Chinese renminbi. In addition to shares of listed companies, ETFs are included as eligible securities to be traded under Stock Connect. Stock Connect is a securities trading and clearing linked program between either SSE or SZSE, and the Stock Exchange of Hong Kong Limited (“SEHK”), Hong Kong Securities Clearing Company Limited (“HKSCC”), and China Securities Depository and Clearing Corporation Limited (“ChinaClear”), with an aim to achieve mutual stock market access between the PRC and Hong Kong. The Fund’s ability to invest in China A-Shares and ETFs through Stock Connect, or on such other stock exchanges in China that participate in Stock Connect from time to time or in the future, is subject to trading limits, rules and regulations by the applicable regulatory authority. These restrictions and regulations may adversely affect the Fund’s ability to achieve its investment objective.

Quota limitations risk. Trading under Stock Connect is subject to daily quota limitations on investments, which may restrict the Fund’s ability to invest in China A-Shares and ETFs through Stock Connect on a timely basis, and the Fund may not be able to effectively pursue its investment policies. In addition, an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A-Shares and ETFs through Stock Connect and to enter into or exit trades on a timely basis.

Suspension risk. SEHK, SSE, and SZSE reserve the right to suspend trading of a specific security or all securities of the relevant market(s) if necessary to ensure an orderly and fair market and manage risks prudently which could adversely affect the Fund’s ability to access the PRC market.

Differences in trading day. Stock Connect only operates on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. So it is possible that there are occasions when it is a normal trading day for the PRC market, but Hong Kong investors (such as the Fund) cannot carry out any China A-Shares trading. The Fund may be subject to a risk of price fluctuations in China A-Shares during the time when Stock Connect is not trading as a result.

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Restrictions on selling imposed by front-end monitoring. PRC regulations require that before an investor sells any share, there should be sufficient shares in the account; otherwise, SSE or SZSE will reject the sell order concerned. SEHK will carry out pre-trade checking on China A-Shares sell orders of its participants (i.e., the stock brokers) to ensure there is no over-selling.

Clearing settlement and custody risks. HKSCC and ChinaClear establish the clearing links and each is a participant of the other to facilitate clearing and settlement of cross-boundary trades. As the national central counterparty of the PRC’s securities market, ChinaClear operates a comprehensive network of clearing, settlement and stock holding infrastructure. ChinaClear has established a risk management framework and measures that are approved and supervised by the China Securities Regulatory Commission (“CSRC”). The chances of a ChinaClear default are considered to be remote.

Should the remote event of a ChinaClear default occur and ChinaClear be declared as a defaulter, HKSCC will, in good faith, seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or through ChinaClear’s liquidation. In that event, the Fund may suffer a delay in the recovery process or may not be able to fully recover its losses from ChinaClear.

The China A-Shares traded through Stock Connect are issued in scriptless form, so investors, such as the Fund, will not hold any physical China A-Shares. Hong Kong and overseas investors, such as the Fund, who have acquired China A-Shares and/or ETFs (“Mainland Securities”) through Northbound trading under Stock Connect maintain the Mainland Securities with their brokers’ or custodians’ stock accounts with the Central Clearing and Settlement System operated by HKSCC for the clearing securities listed or traded on SEHK.

Nominee arrangements in holding China A-Shares. HKSCC is the “nominee holder” of the Mainland Securities acquired by overseas investors (including the Fund) through Stock Connect. The CSRC Stock Connect rules expressly provide that investors enjoy the rights and benefits of the Mainland Securities acquired through Stock Connect in accordance with applicable laws. The CSRC has clarified that (i) the concept of nominee shareholding is recognized in China, (ii) overseas investors shall hold Mainland Securities through HKSCC and are entitled to proprietary interests in such securities as shareholders, (iii) China law does not expressly provide for a beneficial owner under the nominee holding structure to bring legal proceedings, nor does it prohibit a beneficial owner from doing so, (iv) as long as certification issued by HKSCC is treated as lawful proof of a beneficial owner’s holding of Mainland Securities under the Hong Kong Special Administrative Region law, it would be fully respected by CSRC, and (v) as long as an overseas investor can provide evidential proof of direct interest as a beneficial owner, the investor may take legal actions in its own name in PRC courts. However, the courts in the PRC may consider that any nominee or custodian as registered holder of the Mainland Securities would have full ownership thereof, and even if the concept of beneficial owner is recognized under PRC law, those Mainland Securities would form part of the pool of assets of such entity available for distribution to creditors of such entities and/or that a beneficial owner may have no rights whatsoever in respect thereof. Consequently, neither the Fund nor its custodian can ensure that the Fund’s ownership of these securities or title thereto is assured.

Under the rules of the Central Clearing and Settlement System operated by HKSCC for the clearing of securities listed or traded on SEHK, HKSCC as nominee holder shall have no obligation to take any legal action or court proceeding to enforce any rights on behalf of the investors in respect of the Mainland Securities in the PRC or elsewhere. Therefore, although the Fund’s ownership may be ultimately recognized and the HKSCC confirmed that it is prepared to provide assistance to the beneficial owners of Mainland Securities where necessary, the Fund may suffer difficulties or delays in enforcing its rights in Mainland Securities. Moreover, whether PRC courts will accept the legal action independently initiated by the overseas investor with the certification of holding Mainland Securities issued by HKSCC has yet to be tested. To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, it should be noted that the Fund and its custodian will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC.

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China A-Share market suspension risks. Only certain A-Shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. China A-Shares may only be bought or sold where the relevant A-Shares are traded on the SSE or the SZSE, as appropriate. Given that the A-Share market is considered volatile and unstable (with the risk of suspension of a particular stock, and/or the whole market, and/or government intervention), the subscription and redemption of shares may also be disrupted. An Authorized Participant is unlikely to redeem or subscribe shares if it considers that A-Shares may not be available.

Investor compensation. The Fund will not benefit from the China Securities Investor Protection Fund in mainland China. The China Securities Investor Protection Fund is established to pay compensation to investors in the event that a securities company in mainland China is subject to compulsory regulatory measures (such as dissolution, closure, bankruptcy, and administrative takeover by the CSRC). Since the Fund is carrying out trading of China A-Shares and ETFs through securities brokers in Hong Kong, but not mainland China brokers, it is not protected by the China Securities Investor Protection Fund. That said, if the Fund suffers losses due to default matters of its securities brokers in Hong Kong in relation to the investment of Mainland Securities through Stock Connect, it would be compensated by Hong Kong’s Investor Compensation Fund.

Trading costs. In addition to paying trading fees and stamp duties in connection with trading of Mainland Securities, the Fund may be subject to new portfolio fees, dividend tax and tax concerned with income arising from stock transfers which are yet to be determined by the relevant authorities.

Operational risk. Stock Connect provides a channel for investors from Hong Kong and overseas, such as the Fund, to access the China stock market directly. Stock Connect is premised on the functioning of the operational systems of the relevant market participants. Market participants are able to participate in this program subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house.

The securities regimes and legal systems of the two markets differ significantly and in order for the trial program to operate, market participants may need to address issues arising from the differences on an ongoing basis. Further, the “connectivity” in Stock Connect program requires routing of orders across the border. This has and will continue to require the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that the systems of the SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems failed to function properly, trading in both markets through the program could be disrupted. The Fund’s ability to access the China A-Share market (and hence to pursue their investment strategy) will be adversely affected.

Regulatory risk. The CSRC Stock Connect rules are departmental regulations having legal effect in the PRC. However, the application of such rules is untested, and there is no assurance that PRC courts will recognize such rules, e.g., in liquidation proceedings of PRC companies.

Stock Connect is novel in nature and is subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in the PRC and Hong Kong. Further, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement in connection with cross-border trades through Stock Connect.

The regulations are untested so far and there is no certainty as to how they will be applied. Moreover, the current regulations are subject to change. There can be no assurance that Stock Connect will not be abolished. The Fund’s investments in the PRC markets through Stock Connect may be adversely affected as a result of such changes.

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Tax risk. Uncertainties in PRC tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the Fund. The Fund’s investments in securities, including A-Shares, issued by PRC companies may cause the Fund to become subject to withholding and other taxes imposed by the PRC. If the Fund were considered to be a tax resident of the PRC, it would be subject to PRC corporate income tax at the rate of 25% on its worldwide taxable income. If the Fund were considered to be a non-resident enterprise with a “permanent establishment” in the PRC, it would be subject to PRC corporate income tax of 25% on the profits attributable to the permanent establishment. The Adviser and Sub-Adviser intend to operate the Fund in a manner that will prevent it from being treated as a tax resident of the PRC and from having a permanent establishment in the PRC. It is possible, however, that the PRC could disagree with that conclusion or that changes in PRC tax law could affect the PRC corporate income tax status of the Fund.

The PRC generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest, and capital gains originating in the PRC and paid to a company that is not a resident of the PRC for tax purposes and that has no permanent establishment in China. The withholding is in general made by the relevant PRC tax resident company making such payments. In the event the relevant PRC tax resident company fails to withhold the relevant PRC withholding income tax or otherwise fails to pay the relevant withholding income tax to the PRC tax authorities, the competent PRC tax authorities may, at their sole discretion, impose tax obligations on the Fund.

The Ministry of Finance of the PRC, the State Administration of Taxation of the PRC and the CSRC (collectively, the “PRC Authorities”) issued the “Notice on the Pilot Program of Shanghai-Hong Kong Stock Connect” Caishui [2014] No.81 (Notice 81), on October 31, 2014, which states that the capital gain from disposal of A-Shares by foreign investors enterprises via the Shanghai-Hong Kong Stock Connect program will be temporarily exempt from withholding income tax. Notice 81 also states that the dividends derived from A-Shares by foreign investor enterprises is subject to 10% withholding income tax.

The PRC Authorities issued the “Notice on the Pilot Program of Shenzhen-Hong Kong Stock Connect” Caishui [2016] No.127 (Notice 127)” on November 5, 2016, which states that the capital gain from disposal of A-Shares by foreign investors enterprises via the Shenzhen-Hong Kong Stock Connect program will be temporarily exempt from withholding income tax. Notice 127 also states that the dividends derived from A-Shares by foreign investor enterprises is subject to 10% withholding income tax.

There is no indication of how long the temporary exemption will remain in effect and the Fund may be subject to such withholding income tax in the future. If, in the future, China begins applying tax rules regarding the taxation of income from investments through Stock Connect and/or begins collecting capital gains taxes on such investments, the Fund could be subject to withholding income tax liability if the Fund determines that such liability cannot be reduced or eliminated by applicable tax treaties. The PRC Tax Authorities may, in the future, issue further guidance in this regard and with potential retrospective effect. The negative impact of any such tax liability on the Fund’s return could be substantial.

In light of the uncertainty as to how gains or income that may be derived from the Fund’s investments in the PRC will be taxed, the Fund reserves the right to provide for withholding tax on such gains or income and withhold tax for the account of the Fund. Withholding tax may already be withheld at a broker/custodian level. If the Fund expects such withholding tax on trading in A-Shares to be imposed, it reserves the right to establish a reserve for such tax. If the Fund establishes such a reserve but is not ultimately subject to the tax, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved, or paid will have effectively avoided the tax, even if they benefited from the trading that precipitated the Fund’s payment of it. Investors should note that such provision may be excessive or inadequate to meet actual withholding tax liabilities (which could include interest and penalties) on the Fund’s investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities.

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Any tax provision, if made, will be reflected in the NAV of the Fund at the time of debit or release of such provision and thus will impact shares which remain in the Fund at the time of debit or release of such provision. If the actual applicable tax levied by PRC tax authorities is greater than that provided for by the Fund so that there is a shortfall in the tax provision amount, investors should note that the NAV of the Fund may suffer more than the tax provision amount as the Fund will ultimately have to bear the additional tax liabilities. In this case, the then-existing and subsequent investors will be disadvantaged. On the other hand, if the actual applicable tax levied by PRC tax authorities is less than that provided for by the Fund so that there is an excess in the tax provision amount, investors who have redeemed Fund shares before the PRC tax authorities’ ruling, decision or guidance in this respect will be disadvantaged as they would have borne the loss from the Fund’s overprovision. In this case, the then-existing and subsequent investors may benefit if the difference between the tax provision and the actual taxation liability can be returned to the account of the Fund as assets thereof. In case of having excess in the tax provision amount (for example, the actual applicable tax levied by PRC tax authorities is less than the tax provision amount or due to a change in provisioning by the Fund), such excess shall be treated as property of the Fund and investors who have already transferred or redeemed their shares in the Fund will not be entitled or have any right to claim any part of the amount representing the excess.

Stamp duty under the PRC laws generally applies to the execution and receipt of taxable documents, which include contracts for the sale of A-Shares traded on PRC stock exchanges. In the case of such contracts, the stamp duty is currently imposed on the seller but not on the purchaser, and according to the announcement jointly issued by the Ministry of Finance and the State Administration of Taxation of the PRC, starting from August 28, 2023, the stamp duty on securities transactions is reduced by half to the rate of 0.05%.

While overseas investors currently are exempt from value added taxes (currently at the rate of 6%) on capital gains derived from trading of A-Shares through Stock Connect, the PRC tax rules could be changed which could result in unexpected tax liabilities for the Fund. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the “surtaxes”) are imposed based on value added tax liabilities, so if the Fund were liable for value added tax it would also be required to pay the applicable surtaxes.

The PRC rules for taxation of Stock Connect are evolving and certain of the tax regulations to be issued by the PRC Authorities to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Fund and its investors. The imposition of such taxes, particularly on a retrospective basis, could have a material adverse effect on the Fund’s returns. Before further guidance is issued and is well established in the administrative practice of the PRC Authorities, the practices of the PRC tax authorities that collect PRC taxes relevant to the Fund may differ from, or be applied in a manner inconsistent with, the practices with respect to the analogous investments described herein or any further guidance that may be issued. The value of the Fund’s investment in the PRC and the amount of its income and gains could be adversely affected by an increase in tax rates or change in the taxation basis.

The PRC government has implemented a number of tax reform policies in recent years. The current tax laws and regulations may be revised or amended in the future. Any revision or amendment in tax laws and regulations may affect the after-taxation profit of PRC companies and foreign investors in such companies, such as the Fund.

The above information is only a general summary of the potential PRC tax consequences that may be imposed on the Fund and its investors either directly or indirectly and should not be taken as a definitive, authoritative or comprehensive statement of the relevant matter. Investors should seek their own tax advice on their tax position with regard to their investment in the Fund.

Investments in the Czech Republic. The Czech Republic may experience effects of declining exports, especially to EU countries, inflation and increasing taxes. A significant portion of the workforce in Eastern Europe is unionized and certain regions and sectors of these countries have experienced very high unemployment rates and periods of labor and social unrest. Despite significant recent reform and privatization, Eastern European governments continue to control a large share of economic activity in the region. Government spending in these countries remains high compared to that of other European countries. These and other factors, including the potential consequences of sanctions related to the Russian invasion of Ukraine and the withdrawal of the United Kingdom from the EU as described under “Investments in Europe,” could have a negative impact on the Fund’s performance.

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Investments in Denmark. Investments in Danish issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to Denmark. Denmark’s economy, among other things, depends on service industries, trade, and manufacturing. As a result, Denmark is dependent on trading relationships with certain key trading partners, including Germany, Sweden and other European countries, and the United States. In addition, Denmark’s economy is facing demographic challenges, including an aging population, that could lead to labor supply shortages in the near future. Denmark also lacks many natural resources and, thus, is dependent on trade partners and vulnerable to fluctuations or shortages in commodity markets. These and other factors could have a negative impact on the Fund’s performance.

Investments in Emerging Markets Securities. Investments in securities listed and traded in emerging markets are subject to additional risks that may not be present for U.S. investments or investments in more developed non-U.S.

markets. Such risks may include: (i) greater market volatility; (ii) lower trading volume; (iii) greater social, political and economic uncertainty; (iv) governmental controls on foreign investments and limitations on repatriation of invested capital; (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets; (vi) the risk that there may be less protection of property rights than in other countries; and (vii) limited investor rights and legal or practical remedies. Emerging markets are generally less liquid and less efficient than developed securities markets. Some emerging markets have experienced and may continue to experience high inflation rates, currency devaluations and economic recessions. Each of these factors may cause the Fund to decline in value. Unanticipated political or social developments may result in sudden and significant investment losses, and may affect the ability of governments and government agencies in these markets to meet their debt obligations. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

Investments in Europe. Most developed countries in Western Europe are members of the EU, many are also members of the EMU, and most EMU members are part of the euro zone, a group of EMU countries that share the euro as their common currency. Members of the EMU must comply with restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any of these EMU restrictions or controls, as well as any of the following events in Europe, may have a significant impact on the economies of some or all European countries: (i) the default or threat of default by an EU member country on its sovereign debt, (ii) economic recession in an EU member country, (iii) changes in EU or governmental regulations on trade, (iv) changes in currency exchange rates of the euro, the British pound, and other European currencies, (v) changes in the supply and demand for European imports or exports, and (vi) high unemployment rates. In the recent past, European financial markets have experienced volatility and adverse trends due to concerns about economic downturns and/or rising government debt levels in certain European countries, which in turn negatively affected the euro’s exchange rate. A significant decline in the value of the euro may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide. In the event that an EMU member defaults on its sovereign debt or exits from the EMU, especially if either such event occurs in a disorderly manner, the default or exit may adversely affect the value of the euro as well as the performance of other European economies and issuers.

Adverse economic and political events in one European country, including war, may have adverse effects across Europe. The ongoing conflict in Ukraine and related geopolitical tensions continue to present economic risks across Europe, including energy supply disruptions and inflationary pressures. For more information on the war in Ukraine and its impact on Europe, see “Capital Controls and Sanctions Risk” herein.

Investments in Finland. Investments in Finnish issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to Finland. Finland, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. Finland’s economy, among other things, depends on imported raw materials, energy, and components for its manufactured products. As a result, Finland is dependent on trading relationships with certain key trading partners, including Germany, Sweden and other European countries, and the United States. Finland’s economy is facing demographic challenges, including an aging population, that could lead to labor supply shortages in the near future. These and other factors could have a negative impact on the Fund’s performance.

Investments in France. Investments in French issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to France. France, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the French economy as well as the economies of some or all European countries. France also depends on the strength of its agricultural exports and, thus, is vulnerable to fluctuations in demand for agricultural products. These and other factors could have a negative impact on the Fund’s performance.

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Investments in Germany. Investments in German issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to Germany. Germany, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the German economy as well as the economies of some or all European countries. Furthermore, the German economy has become dependent on the economies of certain key trading partners, including the U.S. and other European countries, due to its large manufacturing and industrials sectors. These and other factors could have a negative impact on the Fund’s performance.

Investments in Hungary. Investments in Hungarian issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to Hungary. Hungary has suffered significantly from recent economic recessions due to a high dependence on foreign capital to finance its economy and some of the highest public debt levels in Europe. Key structural weaknesses such as a high and persistent unemployment rate are also hindering the growth of the economy, and labor reforms may be needed to resolve issues that exist in the labor market. Hungary is dependent on Russian energy imports, which may introduce additional risks to the Hungarian economy. Hungary currently has high levels of debt and public spending. High levels of debt and public spending may stifle economic growth, contribute to prolonged periods of recession or lower a country’s sovereign debt rating. Hungary is a member of the EU and the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the Hungarian economy as well as the economies of some or all European countries. These and other factors could have a negative impact on the Fund’s performance.

Investments in India. Investments in India involve special considerations not typically associated with investing in countries with more established economies or currency markets. Political and economic conditions and changes in regulatory, tax, or economic policy in India could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

Investments in India may be more volatile and less liquid and may offer higher potential for gains and losses than investments in more developed markets. Economic and political structures in India may lack the stability of those of more developed nations. Unanticipated political, social, economic or legal developments in India and surrounding regions may affect the value of the Fund’s investments and the value of Fund shares. Monsoons and other natural disasters in India and surrounding regions also can affect the value of Fund investments.

The laws relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, protection of investor interest and the bankruptcy of enterprises are generally less well developed than or different from such laws in the United States. In the recent past, there have been several significant changes and proposals to tax regulations that could significantly increase the level of taxes on investment. Additional risks include imposition or modification of foreign exchange controls on foreign investment. It may be more difficult to obtain a judgment or undertake enforcement in Indian courts than it is in the United States.

The market for securities in India may be less liquid and transparent than the markets in more developed countries. In addition, strict restrictions on foreign investment may decrease the liquidity of the Fund’s portfolio or inhibit the Fund’s ability to achieve its investment objective. The Fund may be unable to buy or sell securities or receive full value for such securities. Settlement of securities transactions in the Indian subcontinent are subject to risk of loss, may be delayed and are generally less efficient than in the United States. In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Fund was heavily invested, the Fund’s ability to redeem Fund shares could become correspondingly impaired. Each of these events could have a negative impact on the liquidity and value of the Fund’s investments. To mitigate these risks, the Fund may maintain a higher cash position than it otherwise would, or the Fund may have to sell more liquid securities that it would not otherwise choose to sell, possibly diluting its return.

In recent years, exchange-listed companies in the technology sector and related sectors (such as software) have grown so as to represent a significant portion of the total capitalization of the Indian market. The value of these companies will generally fluctuate in response to technological and regulatory developments. The stock markets in the region are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant laws and regulations. The securities industry in India is comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. In some cases, physical delivery of securities in small lots has been required in India and a shortage of vault capacity and trained personnel has existed among qualified custodial Indian banks. These and other factors could have a negative impact on the Fund’s performance.

Investments in Indonesia. Southeast Asia is heavily dependent on exports and is thus particularly vulnerable to any weakening in global demand for these products. As the current global economic crisis intensifies, the economies of Southeast Asian countries could be severely impacted once the effects of this crisis fully unfold. Indonesia has restored financial stability and pursued sober fiscal policies since the 1997-1998 Asian financial crisis, but many economic development problems remain, including high unemployment, a fragile banking sector, endemic corruption, inadequate infrastructure, a poor investment climate, and unequal resource distribution among regions. These problems may limit the country’s ability to contain the increasingly severe and negative impact of the current global economic crisis on its economy. Economic growth of Indonesia has slowed as a result of the current global economic crisis and could be more severely impacted once the full effects of the crisis fully unfold. Keys to future growth remain internal reform, peaceful resolution of internal conflicts, building up the confidence of international and domestic investors, and strong global economic growth. These and other factors could have a negative impact on the Fund’s performance.

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Investments in Ireland. Investments in Irish issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to Ireland. While the Irish government has retained the authority to set tax and spending policies and public debt levels, Ireland, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the Irish economy as well as the economies of some or all European countries. Ireland relies heavily on exports to its key trading partners that include other members of the EU and the U.S. Reduction in spending by these economies on Irish products and services or negative changes in any of these economies may cause an adverse impact on the Irish economy. These and other factors could have a negative impact on the Fund’s performance.

Investments in Israel. Investments in Israeli issuers subject the Fund to risks that are specific to Israel, including regulatory, legal, political, security, and economic risks. Israel’s economy is particularly dependent on imports of key resources, such as crude oil, natural gas, grains, and military equipment. Israel’s economy is also dependent upon external trade with other economies, notably the United States, China, Japan, Canada, and EU countries. A reduction in Israel’s trading with these and other countries could adversely affect the health of Israel’s economy and, in turn, have an adverse effect on the Fund’s investments. It is also possible that the government of Israel may change its corporate taxation practices or regulations in a manner that negatively affects companies domiciled or operating in Israel, or may impose taxes on foreign investment, each of which could adversely affect the Fund’s performance.

Israel’s history and present is marked by strained relations with the Palestinian Authority and certain neighboring countries, including Lebanon, Syria and Iran, due to territorial disputes, historical animosities or security concerns. Periods of heightened tensions or conflict may cause uncertainty in or disrupt the Israeli markets and adversely affect the overall economy. In addition, Israel and its citizens have been the target of periodic acts of terrorism, including from U.S.-designated terrorist groups, such as Hezbollah, the “Islamic State,” and Hamas, each of which operate in close proximity to Israel’s borders and frequently threaten Israel with attack. Events in Israel, Gaza, and the greater Middle East region are rapidly evolving.

Both actual hostilities and the threat of future hostilities may have a significant adverse effect on Israel’s economy, including increased volatility in the share price of companies based in or with operations in Israel, local securities trading suspensions, local securities market closures, including for extended periods, a lack of transparency concerning Israeli issuers or other local market information, and increased restrictions on foreign investment or repatriation of capital. Such hostilities or an attack may also escalate into a more wide-scale conflict with the potential for greater and far-reaching adverse effects in the region and globally. While it is not possible to predict the extent and duration of any such conflict, the resulting market disruptions could be significant, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation, and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Israeli issuers or issuers in other countries affected by the war.

Investments in Italy. Investments in Italian issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to Italy. Italy, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the Italian economy as well as the economies of some or all European countries. These and other factors could have a negative impact on the Fund’s performance.

Investments in Japan. Japan’s economic growth rate has remained relatively low and it may remain low in the future and/or continue to lag the growth rates of other developed nations and its Asian neighbors. Economic growth in Japan is heavily dependent on international trade, government support of the financial services sector and other troubled sectors, and consistent government policy supporting its export market. In the past, Japanese exports have been adversely affected by trade tariffs and other protectionist measures as well as increased competition from developing nations. Japan has few natural resources and is heavily dependent on oil imports. Higher commodity prices could therefore have a negative impact on the Japanese economy. Slowdowns in the economies of key trading partners such as the United States, China and/or countries in Southeast Asia, including economic, political, or social instability in such countries, could also have a negative impact on the Japanese economy as a whole. Despite the emergence of China as an important trading partner of Japan, strained relationships between Japan and its neighboring countries, including China, Russia, South Korea, and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also inject uncertainty into Japanese markets. Increased political tension between countries in the region could adversely affect the Japanese economy and, in the event of a crisis, destabilize the region. The Japanese economy also is vulnerable to concerns of economic slowdown from within the Japanese financial system, including high levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. Japanese currency fluctuations may also adversely impact the Japanese economy and its export market. In the past, the Japanese government has intervened in its currency market to maintain or reduce the value of the yen. Any such intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. In addition, Japan’s labor market is adapting to an aging workforce, declining population, and demand for increased labor mobility. These demographic shifts and fundamental structural changes to the labor market may negatively impact Japan’s economic competitiveness.

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Investments in Malaysia. The Malaysian economy is dependent on the economies of Southeast Asia and the United States as key trading partners. Reduction in spending by these countries on Malaysian products and services or negative changes in any of these economies may cause an adverse impact in the Malaysian economy. Certain Asian economies experience over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant effect on the entire Asian region as well as on major trading partners outside of Asia and any adverse event in the Asian markets may have a significant adverse effect on the Malaysian economy. The United States is a significant trading and investment partner of Malaysia. A decrease in U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the U.S. may have an adverse impact on the Malaysian economy. These and other factors could have a negative impact on the Fund’s performance.

Investments in Mexico. Investing in Mexico involves risks that are specific to the Mexican market. The Mexican economy is dependent upon trade with other economies, specifically with the United States and certain Latin American countries. As a result, Mexico is dependent on, among other things, the United States economy, and any change in the price or demand for Mexican exports may have an adverse impact on the Mexican economy. Mexico has experienced adverse economic impacts as a result of earthquakes and hurricanes, as well as outbreaks of violence. Incidents involving Mexico’s security may have an adverse effect on the Mexican economy and cause uncertainty in its financial markets. In the past, Mexico has experienced high interest rates, economic volatility, and high unemployment rates.

Investments in the Netherlands. Investments in Dutch issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to the Netherlands. The Netherlands, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the Dutch economy as well as the economies of some or all European countries. The Netherlands lacks many natural resources and, thus, is dependent on trade partners and vulnerable to fluctuations or shortages in commodity markets. These and other factors could have a negative impact on the Fund’s performance.

Investments in Norway. Investing in Norway involves risks specific to the Norwegian market. Norway is a major producer of oil and gas, and Norway’s economy is subject to the risk of fluctuations in oil and gas prices. The high value of the Norwegian krone as compared to other currencies could have a damaging effect on Norwegian exports and investments. The influx of oil and gas revenue has permitted Norway to expand its social welfare system. In recent years, labor costs in Norway have increased faster than those of its major trading partners, eroding industrial competitiveness.

Investments in Poland. Poland, a rapidly growing EU economy, has successfully transitioned from a centrally planned to a market economy, avoiding GDP decline during the late 2000s recession. However, investing in Polish securities carries heightened risks typical of emerging markets including, among others, a relatively short history of democracy, expropriation and/or nationalization of assets, confiscatory taxation, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. In addition, Poland faces many economic development problems, including high unemployment, inadequate infrastructure, endemic corruption, poverty, and intensifying global competition from neighboring countries. The securities market of Poland is considered an emerging market characterized by a small number of listed companies and a relatively illiquid secondary trading market, particularly for corporate bonds. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by the Fund. The government of Poland may also withdraw or decline to renew a license that enables the Fund to invest in Poland, and international developments, including sanctions, could negatively affect investments in Poland. These and other factors could have a negative impact on the Fund’s performance.

Investments in Portugal. Investments in Portuguese issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to Portugal. Portugal, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the Portuguese economy as well as the economies of some or all European countries. Portugal is a mixed economy but is heavily dependent on the services sector. Decreasing demand for Portuguese products and services or changes in governmental regulations on trade may have a significantly adverse effect on Portugal’s economy. These and other factors could have a negative impact on the Fund’s performance.

Investments in Singapore. The economy of Singapore is heavily dependent on international trade and export. Conditions that weaken demand for such products worldwide or in the Asian region could have a negative and significant impact on the Singaporean economy as a whole. In addition, the economy of Singapore may be particularly vulnerable to external market changes because of its smaller size. These and other factors could have a negative impact on the Fund’s performance.

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Investments in South Africa. Investing in South Africa involves special considerations not typically associated with investing in countries with more established economies or currency markets. Although South Africa is a developing country with a solid economic infrastructure (in some regards rivaling other developed countries), certain issues, such as unemployment, access to health care, limited economic opportunity, and other financial constraints, continue to present obstacles to full economic development. Disparities of wealth, the pace and success of democratization and capital market development and religious and racial disaffection also have led to social and political unrest. South Africa’s currency has recently fluctuated significantly and may be vulnerable to significant devaluation. There can be no assurance that initiatives by the government to address these issues will achieve the desired results. South Africa’s economy is heavily dependent on natural resources and commodity prices. South Africa’s currency may be vulnerable to devaluation. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

Investments in South Korea. Investments in South Korean issuers involve risks that are specific to South Korea, including legal, regulatory, political, currency, security, and economic risks. The economy of South Korea is heavily dependent on exports and the demand for certain finished goods. South Korea’s main industries include electronics, automobile production, chemicals, shipbuilding, steel, textiles, clothing, footwear, and food processing. Conditions that weaken demand for such products worldwide or in other Asian countries could have a negative impact on the South Korean economy as a whole. The South Korean economy’s reliance on international trade makes it highly sensitive to fluctuations in international commodity prices, currency exchange rates and government regulation, and vulnerable to downturns of the world economy, particularly with respect to its four largest export markets (the EU, Japan, United States, and China). South Korea has experienced modest economic growth during recent years, but such continued growth may slow down due, in part, to the slower economic growth in China and the increased competition from Japanese exports. In addition, South Korea’s economic growth potential has recently been on a decline, mainly because of a rapidly aging population and structural problems. Relations with North Korea could also have a significant impact on the economy of South Korea. Relations between South Korea and North Korea remain tense, as exemplified by periodic acts or threats of hostility, and the possibility of serious military engagement still exists. These and other factors could have a negative impact on the Fund’s performance.

Investments in Spain. Investments in Spanish issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to Spain. Spain, as a member of the EMU, must comply with certain restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any such restrictions or controls, the default of an EU member country on its sovereign debt, significant fluctuations in the euro’s exchange rate, or a change in EU or governmental trade regulations could each have a significant impact on the Spanish economy as well as the economies of some or all European countries. The Spanish economy has been characterized by slow growth in recent years due to factors such as low housing sales, construction declines, and the international credit crisis. Moreover, the Spanish government is involved in a long-running campaign against terrorism. Therefore, acts of terrorism on Spanish soil or against Spanish interests abroad may cause uncertainty in the Spanish financial markets. These and other factors could have a negative impact on the Fund’s performance.

Investments in Sweden. Sweden’s largest trading partners include the United States, Germany, and certain other Western European nations. As a result, the economy of Sweden may be significantly affected by changes in the economies, trade regulations, currency exchange rates, and monetary policies of these trading partners. In addition, Sweden maintains a robust social welfare system, and Sweden’s workforce is highly unionized. As a result, Sweden’s economy may experience, among other things, increased government spending, higher production costs, and lower productivity. These and other factors could have a negative impact on the Fund’s performance.

Investments in Switzerland. Although Switzerland is not a member of the EU, the Swiss economy is heavily dependent on the economies of the United States and other European nations as key trading partners. In particular, Switzerland depends on international trade and exports to generate economic growth. As a result, future changes in the price or the demand for Swiss products or services by these trading partners, or changes in these countries’ economies, trade regulations or currency exchange rates could adversely impact the Swiss economy. In addition, due to Switzerland’s limited natural resources, the economy of Switzerland may be impacted by extreme price fluctuations in the price of certain raw materials. Moreover, the Swiss economy relies heavily on the banking sector. Recent allegations that certain Swiss banking institutions marketed and sold offshore tax evasion services to U.S. citizens may adversely impact the Swiss economy. These and other factors could have a negative impact on the Fund’s performance.

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Investments in Taiwan. The economy of Taiwan is heavily dependent on exports and key trading partners, including Japan, China, and the United States. Currency fluctuations, increasing competition from Asia’s other emerging economies, spending reductions by key trading partners, and conditions that weaken demand for Taiwan’s export products worldwide could have a negative impact on the Taiwanese economy as a whole. In addition, Taiwan lacks many natural resources, and, as such, price increases, shortages, or volatility in the commodities market could have an adverse effect on Taiwan’s economy. The Chinese government is engaged in a longstanding dispute with Taiwan, and continually threatens invasion. Continued deterioration of the political and economic relations between the United States and China could exacerbate the tensions between China and Taiwan and cause China to act upon its threat of invasion. Such escalation could adversely affect Taiwan’s economy, as well as the value of the Fund. These and other factors could have a negative impact on the Fund’s performance.

Investments in Thailand. The Thai economy is dependent on commodity prices and trade with the economies of Asia, Europe, and the United States. Reduction in spending by these economies on Thai products and services or negative changes in any of these economies, may cause an adverse impact on the Thai economy. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Thailand has historically experienced acts of terrorism and strained international relations related to border disputes, historical animosities, and other defense concerns. These situations may cause uncertainty in the Thai market and adversely affect the Thai economy. The Thai economy has experienced periods of substantial inflation, currency devaluations and economic recessions, any of which may have a negative effect on the Thai economy and securities markets. Thailand has at times been destabilized by frequent government turnover and significant political changes, including military coups. Economic and political instability have contributed to high price volatility in the Thai equity and currency markets, which could affect investments in the Fund. Recurrence of these conditions may result in sudden and significant investment losses potentially having a negative impact on the Fund’s performance.

Investments in the United Kingdom. Investments in issuers from the United Kingdom may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe and trades heavily with other European countries and the United States. The economy of the United Kingdom, as well as the strength of its currency, the British pound, may be impacted by changes to the economic health of its primary trade partners, which include other European countries as well as the United States. The United Kingdom also relies heavily on the export of financial services. Accordingly, a slowdown in the financial services sector may have an adverse impact on the United Kingdom’s economy. These and other factors could have a negative impact on the Fund’s performance.

Investments in the United States. The economic, political, regulatory, and other events and conditions that affect issuers and investments in the United States differ significantly from those associated with other countries and regions. For example, routine political events, such as a presidential election, can have a significant effect on the U.S. markets and lead to periods of increased volatility. U.S. financial markets also have become increasingly globalized, hosting participants from all over the world and on a more macro level, becoming more integrated with financial markets around the world. As a result, U.S. financial markets are also increasingly vulnerable to the risks that may affect non-U.S. financial markets. The Fund’s investments in the United States are particularly subject to the risk that they, and the U.S. economy more generally, will be adversely affected by a decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States. In addition, proposed and adopted policy and legislative changes in the United States have changed and may continue to change many aspects of financial, public health, environmental, and other regulation. Certain of these changes may have a significant effect, either positive or negative, on U.S. markets and issuers, including issuers in which the Fund may invest. The Fund’s investments in the United States may also be adversely affected by any one of several geopolitical risks to which the United States is subject, including its precarious strategic competitive relationship with China and related tariffs, the ongoing conflict in Ukraine and related economic sanctions, the ongoing conflict in the Middle East, increasing environmental and climate risk, and the ever-increasing threat of damaging cyber-attacks. The United States has also experienced elevated debt levels, increased internal political discord, and significant challenges in managing and containing inflation. If these trends were to continue or any of the other risks were to manifest, whether due to conditions or an event originating from within or outside of the United States, it may have an adverse effect on the Fund’s investments in the United States and thus, the Fund’s performance.

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Withholding Tax Reclaims Risk. To the extent the Fund receives investment income from a source in a foreign country, such income may be subject to foreign income tax withheld at the source. The amount of tax withheld is generally treated as the Fund expense. The Fund may be entitled to a reduced tax rate, or an exemption from tax on such income, if the United States has entered into a tax treaty with the applicable foreign country. To receive this benefit, the Fund may be required by the applicable country to file a tax reclaim. Whether or when the Fund will receive a withholding tax refund is within the control of the tax authorities in the individual country. Information required on these forms may not be available, such as shareholder information, and some countries have restrictive timing requirements for these forms and/or conflicting or changing form instructions. Accordingly, the Fund may not receive reduced tax rates or potential reclaims to which it is entitled under a tax treaty.

The Fund may file claims to recover foreign withholding taxes on dividend and interest income (if any) received from issuers in certain countries and capital gains on the disposition of stocks or securities where such withholding tax reclaim is possible. The Fund regularly evaluates the probability of recovery. If the Fund expects to recover withholding taxes, the NAV of the Fund generally includes accruals for such tax refunds. If the Fund does not expect to recover withholding taxes, or the likelihood of recovery materially decreases, due to, for example, a change in tax regulation or approach in the applicable country, accruals in the Fund’s NAV for such refunds may be written down partially or in full, which will negatively impact the Fund’s NAV. Shareholders in the Fund at the time an accrual is written down will bear the impact of the resulting reduction in NAV regardless of whether they were shareholders during the accrual period. Conversely, if the Fund receives a tax refund that has not been previously accrued, shareholders in the Fund at the time of the successful recovery will benefit from the resulting increase in the Fund’s NAV. Shareholders who sold their shares prior to such time will not benefit from such increase in the Fund’s NAV.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. This is designed to result in a fixed rate of return for the Fund insulated from market fluctuations during the holding period. Because they are collateralized by securities, including mortgage-backed securities, repurchase agreements are subject to market and credit risk. A repurchase agreement maturing in more than seven days may be considered an illiquid investment. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs, and possible losses in connection with the disposition of collateral.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements, which involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the Fund will, for all of its reverse repurchase agreements, either (i) consistent with Section 18 of the 1940 Act, maintain asset coverage of at least 300% of the value of the repurchase agreement or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the VaR-based limit on leverage risk.

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Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

SECURITIES LENDING. The Fund participates in a securities lending program administered by The Bank of New York (“BNY”), in its capacity as a third-party securities lending agent, pursuant to which it may lend its portfolio securities in an amount not to exceed one-third (33 1/3%) of the value of its total assets to certain creditworthy borrowers, including brokers, dealers, and other financial institutions. Loans of portfolio securities provide the Fund with the opportunity to earn additional income on the Fund’s portfolio securities. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in an amount at least equal to the market value (plus accrued interest) of the loaned securities. The collateral will be maintained and marked to market daily by the Fund’s securities lending agent, who will request any shortfall from the borrower. The Fund has permitted the securities lending agent to invest any collateral received in short-term, highly liquid investments, such as U.S. government securities, repurchase agreements collateralized by U.S. government securities, and government money market funds, including affiliated government money market funds. The terms of the securities lending program provide that the Fund will receive a portion of the income generated from the loan of its securities and the investment of the collateral received in connection with such loan. In exchange for its services, the securities lending agent also receives a portion of the revenue generated by the securities lending program. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Furthermore, because of the risks of delay in recovery, the Fund may lose the opportunity to sell the securities at a desirable price. While the Fund’s portfolio securities are on loan, the borrower has the right to exercise any voting rights associated with those securities and the right to receive dividends and other distributions on those securities. However, the Fund has the right to recall loaned securities in time to vote on any matter of importance to it, and a borrower is obligated to repay to the Fund the amount of any dividends or distributions received on the loaned securities. Generally, the Fund would recall a loaned security to vote a proxy only if the matter to be voted on could have a material effect on the Fund or its investment in the loaned securities.

SOVEREIGN DEBT OBLIGATIONS. Sovereign debt obligations involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

SUPRANATIONAL SECURITIES. A supranational entity is formed by two or more central governments to promote economic development for the member countries. Supranational entities finance their activities by issuing bond debt and are usually considered part of the sub-sovereign debt market. Some well-known examples of supranational entities are the World Bank, International Monetary Fund, European Investment Bank, Asian Development Bank, Inter-American Development Bank and other regional multilateral development banks. These securities are subject to varying degrees of credit risk and interest rate risk.

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TAX RISK. To qualify for the favorable U.S. federal income tax treatment accorded to RICs, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources. The U.S. Treasury Department has authority to issue Treasury Regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities. Accordingly, Treasury Regulations may be issued in the future that could treat some or all of the Fund’s foreign currency gains as nonqualifying income, which might jeopardize the Fund’s status as a RIC for all years to which the Treasury Regulations are applicable. If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) for that year would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

The Fund may also obtain exposure to the commodities markets by directly entering into commodity-linked derivative instruments, such as listed futures contracts, forward currency contracts, swaps, and structured notes. Income from certain commodity-linked derivative instruments in which the Fund invests directly may not be considered qualifying income under the 90% test noted above. The Fund also intends to invest in such commodity-linked derivative instruments indirectly through its WisdomTree Subsidiary. The Fund’s investment in its WisdomTree Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of the Fund attributable to its investment in its WisdomTree Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in its WisdomTree Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies and to be treated as “qualifying income”. The Adviser intends to conduct the Fund’s investments in its WisdomTree Subsidiary in a manner consistent with the terms and conditions of the Treasury regulations, and the Adviser will monitor the Fund’s investments in its WisdomTree Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the WisdomTree Subsidiary.

To the extent the Fund makes a direct investment in certain commodity-linked derivative instruments, it will seek to restrict the resulting income from such instruments so that, when combined with its other non-qualifying income, the Fund’s non-qualifying income is less than 10% of its gross income. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the 90% test noted above, or may not be able to accurately predict the non-qualifying income from these investments. Failure to comply with this restriction would have significant negative tax consequences to the Fund’s shareholders. Please refer to the section of this SAI entitled “Taxes - Qualification as a Regulated Investment Company” for a more detailed explanation of the tax risks associated with the Fund’s commodity investments.

TRACKING STOCKS. The Fund may invest in tracking stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The Fund may also purchase intermediate and long-term obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. Such obligations may be short-, intermediate- or long-term. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. government securities include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

PROXY VOTING POLICY

The Trust has adopted as its proxy voting policy for the Fund the proxy voting policy and guidelines of the Sub-Adviser. The Trust has delegated to the Sub-Adviser the authority and responsibility for voting proxies related to the portfolio securities held by the Fund it sub-advises. The remainder of this section discusses the Fund’s proxy voting policy and guidelines that the Sub-Adviser complies with when voting proxies related to the Fund’s portfolio holdings.

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As a registered investment adviser, [____] is often entrusted with the fiduciary responsibility to vote proxies for shares of corporate stock held on behalf of its clients, including the Fund. Proxy voting is an integral part of the management of the investment in those shares. In voting proxies, [____] takes into account long-term economic value as it evaluates issues relating to corporate governance, including structures and practices, the nature of long-term business plans, including sustainability policies and practices to address environmental and social factors that are likely to have an impact on shareholder value, and other financial and nonfinancial measures of corporate performance.

[____], through its Proxy Voting Committee (the “Proxy Voting Committee”), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders of U.S. companies and those other companies established in non-U.S. jurisdictions that have significant operations occurring within the U.S. (the “[____] Voting Guidelines”). For non-U.S. companies without significant U.S. operations, [____] seeks to vote proxies through application of the [____] Global Voting Principles and Regional Policies/Principles (the “[____] Voting Guidelines” and, collectively with the [____] Voting Guidelines, each as in effect from time-to-time, the “Voting Guidelines”). [____], in voting proxies, will seek to act solely in the best financial and economic interests of its clients, including the Fund.

[____] takes seriously its responsibility to vote proxies on behalf of its clients as a prudent fiduciary. In general, we employ proxy voting to:

•	align the interests of a company’s management and board of directors with those of the company’s shareholders;
•	promote the accountability of a company’s management to its board of directors, as well as the accountability of the board of directors to the company’s shareholders and stakeholders regarding matters that could affect the long-term value of the company;
•	uphold the rights of a company’s shareholders to affect change by voting on those matters submitted to shareholders for approval; and
•	promote adequate disclosure about a company’s business operations and financial activity

Securities of Non-U.S. Companies. With regard to voting proxies with respect to shares of non-U.S. companies, [____] weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the markets in which the Fund may invest. In these markets, [____] generally seeks to submit proxy votes in a manner consistent with the [______], while taking into account the different legal and regulatory requirements. For example, proxy voting in certain countries requires “share blocking” pursuant to which the Fund must deposit before the meeting date its holdings of securities with a designated depositary in order to vote proxies with respect to such securities. During this time, the shares cannot be sold until the meeting has taken place and the shares are returned to the fund’s custodian bank. [____] generally believes that the benefit of exercising the vote in these countries is outweighed by the cost of voting (i.e., the Fund’s portfolio managers not being able to sell the Fund’s shares of such securities while the shares are blocked). Therefore, if share blocking is required, [____] typically elects not to vote the shares. Voting proxies of issuers in non-U.S. markets also raises administrative issues that may prevent voting such proxies. For example, meeting notices may be received with insufficient time to fully consider the proposal(s) or after the deadline for voting has passed. Other markets require the provision of local agents with a power of attorney before acting on the voting instructions. In some cases the power of attorney may be unavailable prior to the meeting date or rejected by the local agent on a technical basis. Additionally, the costs of voting in certain non-U.S. markets may be substantially higher than in the United States.

Securities Out on Loan. For securities that the Fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the Fund retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. The Fund may recall the loan to vote proxies if a material issue affecting the Fund’s investment is to be voted upon. Generally, the Fund would recall a loaned security to vote a proxy only if the Adviser believes the matter to be voted on could have a material effect on the Fund or its investment in the loaned securities.

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Material Conflicts of Interest. [____] seeks to avoid material conflicts of interest between the Fund and the Fund’s shareholders, on the one hand, and [____] Investment Adviser, [____], the Distributor, or any affiliated person of the fund, [____] Investment Adviser, [____] or the Distributor, on the other, through several layers of controls, including its participation in the Proxy Voting Committee. The Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, the members of which are senior officers and investment professionals, and do not include individuals whose primary duties relate to sales, marketing or client services. The Proxy Committee applies detailed, pre-determined proxy voting guidelines (the applicable Voting Guidelines) in an objective and consistent manner across client accounts, based on, as applicable, internal and external research and recommendations provided by third party proxy advisory services (including [_____] and [_____], together the “Proxy Advisors”) and without consideration of any client relationship factors. When proxies are voted in accordance with these pre-determined Voting Guidelines, it is [____]’s view that these votes do not present the potential for a material conflict of interest and no additional safeguards are needed. In addition, [____] engages a third party as an independent fiduciary to vote all proxies for securities of [____] and may engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. These instances typically arise due to relationships between proxy issuers or companies and [____], a [____] affiliate, a [____] executive, or a member of [____]’s Board of Directors, but material conflicts of interests may also arise due to relationships involving [____] and/or [____] employees, officers and directors. When an independent fiduciary is engaged, the fiduciary either will vote the involved proxy, or provide [____] with instructions as to how to vote such proxy. In the latter case, [____] will vote the proxy in accordance with the independent fiduciary’s determination. Other possible conflict resolutions may include: (1) voting in proportion to other shareholders (“mirror voting”); (2) erecting informational barriers around, or recusal from the vote decision making process by, the person or persons making voting decisions; and (3) voting in other ways that are consistent with our obligation to vote in our clients’ best interest.

Operations of the Proxy Voting Committee. The Proxy Voting Committee also has engaged ISS as its proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting. In that role, ISS is required to follow the Voting Guidelines and apply them to the corresponding proxy proposals or matters on which a shareholder vote is sought. Accordingly, proxies that can be appropriately categorized and matched will be voted in accordance with the applicable Voting Guideline, or a proxy proposal will be referred to the Proxy Voting Committee if the Voting Guidelines so require, and generally for those proxy proposals or shareholder voting matters that are contested or similarly controversial and require a case-by-case analysis, as determined by the Committee in its discretion (e.g., proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals). In addition, the Proxy Voting Committee has directed ISS to refer to it for discussion and vote all proxy proposals of those issuers: (1) where the percentage of their outstanding voting securities held in the aggregate in accounts managed [____]is deemed significant or (2) that are at or above a certain specified market capitalization size (each, as determined by the Proxy Voting Committee in its discretion). For items referred to it, the Proxy Voting Committee may determine to accept or reject any recommendation based on the Voting Guidelines, research and analysis provided by its Proxy Advisors, or on any independent research and analysis obtained or generated by [____].

A complete copy of the Sub-Adviser’s proxy voting policy may be obtained by calling 1-866-909-9473 or by writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, 190 Middle Street, Suite 301, Portland, Maine 04101.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period from July 1 of one year through June 30 of the next year and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Fund, when available, may be obtained at no charge upon request by calling 1-866-909-9473 or by visiting the Fund’s website at www.wisdomtree.com/investments or the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees, and agents of the Fund, including the Advisers. The Policy is designed to ensure that the disclosure of information about the Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Fund.

As an ETF, information about the Fund’s portfolio holdings is made available each Business Day in accordance with the provisions of any regulations of the Listing Exchange and other applicable SEC regulations, orders, and no-action relief. A “Business Day” with respect to the Fund is any day on which the Listing Exchange is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

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This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Listing Exchange, the National Securities Clearing Corporation (“NSCC”) and/or third-party service providers.

Daily access to the Fund’s portfolio holdings with no lag time is permitted to personnel of the Advisers, the Distributor and the Fund’s administrator (the “Administrator”), custodian and accountant and other agents or service providers of the Trust who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Fund’s Chief Compliance Officer (“CCO”) may authorize disclosure of portfolio holdings.

The Fund will disclose its complete portfolio holdings online at www.wisdomtree.com/investments/etfs. Online disclosure of such holdings is publicly available at no charge.

The Fund will also disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year end, within sixty (60) days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose the Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Board reviews the implementation of the Policy on a periodic basis.

INVESTMENT LIMITATIONS

The following fundamental and non-fundamental investment policies and limitations supplement those set forth in the Fund’s Prospectus. Unless otherwise noted, whenever a fundamental or non-fundamental investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, other than with respect to the Fund’s limitations on borrowings, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

The Fund’s fundamental investment policies cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities as defined under the 1940 Act. The Fund, however, may change the non-fundamental investment policies described below and its investment objective without a shareholder vote provided that it obtains Board approval and where required, provides its shareholders with at least sixty (60) days’ prior written notice of any such change.

Fundamental Policies. The investment policies and limitations set forth below are fundamental and may not be changed without shareholder approval. As a general matter, the Fund may not engage in the activities described in the policies below except to the extent permitted by the 1940 Act.

The Fund, as a fundamental investment policy, may not:

Senior Securities

Issue senior securities, except as permitted under the 1940 Act.

Borrowing

Borrow money, except as permitted under the 1940 Act.

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Underwriting

Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of portfolio securities.

Concentration

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will concentrate (i.e., invest more than 25% of its net assets) in securities in the Metals and Mining Industry and the Copper Mining Sub-Industry.

Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business).

Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

Lend any security or make any other loan except as permitted under the 1940 Act. This means that no more than 33 1/3% of the Fund’s total assets would be lent to other parties. This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments, permissible under the Fund’s investment policies.

Non-Fundamental Policy. The investment policy set forth below has been adopted as a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act and may be changed without shareholder approval. Prior to any change to the policy, the Fund will provide shareholders with 60 days’ notice to the extent required.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in listed copper futures contracts and equity securities issued by Copper Miners (as that term is described in the Fund's Prospectus), as well as other investments that, combined, have economic characteristics similar or equivalent to those of copper and equity securities issued by Copper Miners.

If, subsequent to an investment, the 80% investment policy is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

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For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with the sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

WisdomTree or its affiliates (the “Selling Shareholder”) may purchase Creation Unit Aggregations to “seed” (in whole or in part) funds, including the Fund, as they are launched or thereafter, may purchase shares from broker-dealers or other investors that have previously provided “seed” for funds, including the Fund, when they were launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of such funds, the shares are being registered to permit the resale of these shares from time to time after purchase. The Fund will not receive any of the proceeds from the resale by the Selling Shareholders of such shares.

The Selling Shareholder intends to sell all or a portion of the shares owned by it and offered hereby from time to time directly or through one or more brokers, dealers, and investment firms, and may also hedge such positions. The shares may be sold on any national securities exchange on which the shares may be listed or quoted at the time of sale, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices, or redeemed in Creation Unit Aggregations through an Authorized Participant. These sales may be effected in transactions, which may involve crosses or block transactions. The Selling Shareholder may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions through brokers or dealers (who may act as agents or principals) or directly to one or more purchasers;
•	privately negotiated transactions;
•	through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise; and
•	any other method permitted pursuant to applicable law.

The Selling Shareholder may also loan or pledge shares to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions, or create one or more derivative securities which require delivering shares to a broker-dealer or other financial institution (these shares may then be sold by such broker-dealer or other financial institution).

The Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act in connection with such sales. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Shareholder who may be deemed an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act.

The Selling Shareholder has informed the Fund that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the shares. Upon the Fund being notified in writing by the Selling Shareholder that any material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution, or a purchase by a broker or dealer, a supplement to this SAI will be filed, if required, pursuant to Rule 497 under the Securities Act, disclosing (i) the name of each Selling Shareholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in the Fund’s Prospectus and SAI, and (vi) other facts material to the transaction.

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The Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares by the Selling Shareholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares to engage in market-making activities with respect to the shares. All of the foregoing may affect the marketability of the shares and the ability of any person or entity to engage in market-making activities with respect to the shares. There is a risk that the Selling Shareholder may redeem its investments in the Fund or otherwise sell its shares to a third party that may redeem. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund and its shares.

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board is responsible for overseeing the management and affairs of the Fund and the Trust. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. Like most ETFs, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisers, Distributor, and Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance, or reputation of the Trust or the Fund. Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Fund employ a variety of processes, procedures, and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Advisers are responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that activity.

The Board’s role in risk management oversight begins before the inception of a fund, at which time the Adviser presents the Board with information concerning the investment objectives, strategies, and risks of the fund. Additionally, the Fund’s Adviser and Sub-Adviser, as applicable, provide the Board periodically with an overview of, among other things, its investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board oversees the risk management of the Fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Fund and its service providers, including the Trust’s CCO and the Fund’s independent accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee, oversee efforts by management and service providers to manage risks to which the fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the Investment Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, respectively, the Board meets with the Adviser and Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and Sub-Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and investments.

The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

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The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation, and other matters. Annually, an independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to the Fund, it may not be made aware of all of the relevant information related to a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Fund’s Adviser, Sub-Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust. Set forth below are the names, birth years, positions held and length of time served with the Trust, number of portfolios overseen, and principal occupations and other directorships held during the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Each Executive Officer of the Trust was appointed by and serves at the pleasure of the Board. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust. The address of each Trustee and Officer is c/o WisdomTree Asset Management, Inc., 250 West 34th Street, 3rd Floor, New York, New York 10119.

The Chairman of the Board, Victor Ugolyn, is not an interested person of the Fund as that term is defined in the 1940 Act. The Board is composed of a super-majority (more than 80%) of Trustees who are not interested persons of the Fund (i.e., “Independent Trustees”). There is an Audit Committee, Governance, Nominating, and Compliance Committee, Contracts Review Committee, and Investment Committee of the Board, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Committee chair for each is responsible for running the Committee meetings, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Committee members and management on matters within the scope of the responsibilities of the Committee as set forth in its Board-approved charter. The Fund has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Fund made this determination in consideration of, among other things, the fact that the Independent Trustees of the Fund constitute a super-majority of the Board, the assets under management of the Fund, the number of funds overseen by the Board, the total number of Trustees on the Board, and the fact that an Independent Trustee serves as Chairman of the Board.

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer+	Other Directorships Held by Trustee
Trustees Who Are Interested Persons of the Trust
Jonathan L. Steinberg (1964)	Trustee, 2005-present; President, 2005-present	Chief Executive Officer of WisdomTree and WisdomTree Asset Management since 2005; President of WisdomTree and WisdomTree Asset Management from 2012 to 2019.	[94]	Director, WisdomTree and WisdomTree Asset Management

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Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer+	Other Directorships Held by Trustee
Trustees Who Are Not Interested Persons of the Trust
David G. Chrencik[1] (1948)	Trustee, 2014-present	Chief Financial Officer of Sarus Indochina Select LP (a hedge fund) from 2012 to 2022.	[94]	None
Phillip Goff (1963)	Trustee, 2024-present	Private Investor since 2017; Trustee of RBC Funds Trust from 2020 to 2024; Senior Vice President/Corporate Controller and Funds Treasurer at TIAA from 2006 to 2017.	[94]	None
Joel H. Goldberg[2,3] (1945)	Trustee, 2012-present	Attorney, Partner at Stroock & Stroock & Lavan LLP from 2010 to 2018; U.S. Securities and Exchange Commission, Division of Investment Management from 1973 to 1983 (Director from 1981 to 1983).	[94]	Director, Better Business Bureau (Metropolitan New York, Long Island, and the Mid-Hudson Region)
Toni M. Massaro[3] (1955)	Trustee, 2006-present	Regents Professor of Law Emerita since 2024; Executive Director of the Agnese Nelms Haury Program since 2021; Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) from 2009 to 2024 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents Professor since 2006; Milton O. Riepe Chair in Constitutional Law from 1997 to 2022; Professor at the Rogers College of Law from 1990 to 2024.	[94]	None
Melinda A. Raso Kirstein[4] (1955)	Trustee, 2014-present	Retired since 2004; Vice President, Senior Portfolio Manager, Fixed Income Management, and Director of Tax Exempt Fund Management at Merrill Lynch Investment Management from 1982 to 2004.	[94]	Associate Alumnae of Douglass College, Chair of Investment Committee
Victor Ugolyn (1947)	Trustee, 2006-present; Chairman of the Board, 2006-present	Private Investor since 2005; Retired Chairman of MONY Securities Corporation, Enterprise Capital Management from 1991 to 2004.	[94]	None

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Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer+	Other Directorships Held by Trustee
Officers of the Trust
Jonathan L. Steinberg (1964)	President, 2005-present; Trustee, 2005-present	Chief Executive Officer of WisdomTree and WisdomTree Asset Management since 2005; President of WisdomTree and WisdomTree Asset Management from 2012 to 2019.	[94]	See Interested Trustees Table Above
David Castano (1971)	Treasurer, 2013-present	Head of Fund Accounting & Administration at WisdomTree Asset Management since 2020; Director of Fund Accounting & Administration at WisdomTree Asset Management from 2011 to 2020.	[94]	None
Terry Jane Feld (1960)	Chief Compliance Officer, 2012-present	Head of U.S. Compliance at WisdomTree Asset Management since 2022; Chief Compliance Officer at WisdomTree Asset Management since 2012.	[94]	None
Joanne Antico (1975)	Chief Legal Officer and Secretary, 2021-present	General Counsel at WisdomTree Asset Management since 2021; Assistant General Counsel at WisdomTree Asset Management from 2016 to 2021.	[94]	None
Clint Martin (1977)	Assistant Treasurer, 2015-present	Director of Fund Accounting & Administration at WisdomTree Asset Management since 2020; Fund Manager, Fund Accounting & Administration at WisdomTree Asset Management from 2012 to 2020.	[94]	None
Sherry Scarvey (1967)	Assistant Secretary, 2023-present	Senior Investment Management Paralegal at WisdomTree Asset Management since 2023; Senior Legal Analyst at Eagle Point Credit Management, LLC from 2021 to 2023; Senior Legal Analyst at Jennison & Associates LLC from 2019 to 2021; Senior Legal Specialist at Legg Mason & Co. LLC from 2005 to 2019.	[94]	None

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Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer+	Other Directorships Held by Trustee
Heidi Loeffert (1973)	Assistant Secretary, 2024-present	Senior Investment Management Paralegal at WisdomTree Asset Management since 2024; Senior Paralegal at Perkins Coie LLP from 2022 to 2024; Paralegal, Corporate and Securities at GitLab Inc., from 2021 to 2022; Legal Department Manager, Senior Paralegal and Assistant Secretary at L.B. Foster Company from 2019 to 2021.	[94]	None

[1]	Chair of the Audit Committee.
[2]	Chair of the Contracts Review Committee.
[3]	Co-Chair of the Governance, Nominating, and Compliance Committee.
[4]	Chair of the Investment Committee.
+	As of the date of this SAI.

Audit Committee. Ms. Raso Kirstein and Messrs. Chrencik, Goff, and Ugolyn, each an Independent Trustee, are members of the Board’s Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation, and oversight of the Trust’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Trust management and such independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and to receive reports regarding the Trust’s internal control over financial reporting; (ii) oversee the quality and integrity of the Fund’s financial statements and the independent audits thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, and independent audits; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Independent Trustees’ independent legal counsel assists the Audit Committee in connection with these duties. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended [____], the Audit Committee held [____] meetings.

Governance, Nominating and Compliance Committee. Ms. Massaro and Messrs. Goldberg and Ugolyn, each an Independent Trustee, are members of the Board’s Governance, Nominating and Compliance Committee. The principal responsibilities of the Governance, Nominating and Compliance Committee are to (i) provide assistance to the Board in fulfilling its responsibility with respect to the oversight of appropriate and effective governance of the Trust; (ii) identify individuals qualified to serve as Independent Trustees of the Trust and to recommend its nominees for consideration by the full Board; and (iii) provide assistance to the Board in fulfilling its responsibility with respect to overseeing the CCO and overseeing compliance matters involving the Fund and its service providers as reported to the Board. While the Governance, Nominating and Compliance Committee is solely responsible for the selection and nomination of the Trust’s Independent Trustees, the Governance, Nominating and Compliance Committee may consider nominations for the office of Trustee made by Trust shareholders as it deems appropriate. The Governance, Nominating and Compliance Committee considers nominees recommended by shareholders if such nominees are submitted in accordance with Rule 14a-8 of the Exchange Act, in conjunction with a shareholder meeting to consider the election of Trustees. Trust shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance, Nominating and Compliance Committee. During the fiscal year ended [____], the Governance, Nominating and Compliance Committee held [____] meetings.

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Contracts Review Committee. Ms. Massaro and Messrs. Goldberg and Ugolyn, each an Independent Trustee, are members of the Board’s Contracts Review Committee. The principal responsibilities of the Contracts Review Committee are to provide assistance to the Board in fulfilling its responsibilities under Section 15 of the 1940 Act, and other applicable Sections, rules and interpretative guidance related thereto, with respect to reviewing the performance of, and reasonableness of fees paid to, the Adviser, Sub-Adviser, and core service providers for each series of the Trust, and to make recommendations to the Board regarding the contractual arrangements for such services. The Board has adopted a written charter for the Contracts Review Committee. During the fiscal year ended [____], the Contracts Review Committee held [____] meetings.

Investment Committee. Ms. Raso Kirstein and Messrs. Goff, Goldberg, and Ugolyn, each an Independent Trustee, are members of the Board’s Investment Committee. The principal responsibilities of the Investment Committee are to support, oversee, and organize on behalf of the Board the process for overseeing Fund performance and related matters (it being the intention of the Board that the ultimate oversight of Fund performance shall remain with the full Board), address such other matters that the Board shall determine, and provide recommendations to the Board as needed in respect of the foregoing matters. The Board has adopted a written charter for the Investment Committee. During the fiscal year ended [____], the Investment Committee held [____] meetings.

Individual Trustee Qualifications. The Board has concluded that each of the Trustees is qualified to serve on the Board because of his or her ability to review and understand information about the Trust and the Fund provided by management, to identify and request other information he or she may deem relevant to the performance of the Trustees’ duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise his or her business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees is qualified to serve as a Trustee based on his or her own experience, qualifications, attributes, and skills as described below.

The Board has concluded that Mr. Steinberg is qualified to serve as Trustee of the Fund because of the experience he has gained as President, Chief Executive Officer, and director of WisdomTree and the Adviser, his knowledge of and experience in the financial services industry, and the experience he has gained serving as President and Trustee of the Trust since 2005.

The Board has concluded that Mr. Chrencik is qualified to serve as Trustee of the Fund because of the experience he gained as an audit partner of a public accounting firm as well as his experience in and knowledge of the financial services industry, including his service as the chief financial officer of a hedge fund and his prior service as a board member of several other investment funds, and the experience he has gained serving as an Independent Trustee of the Trust since 2014.

The Board has concluded that Mr. Goff is qualified to serve as a Trustee of the Fund because of the experience he gained as an independent trustee of the RBC Funds Trust, Senior Vice President and Funds Treasurer with TIAA, and senior audit manager in a major public accounting firm, as well as his experience in and knowledge of mutual fund administration and the financial services industry more generally.

The Board has concluded that Mr. Goldberg is qualified to serve as Trustee of the Fund because of the experience he has gained as a member of the staff of the SEC, including his service as Director of the SEC’s Division of Investment Management, his experience as legal counsel for many mutual funds, ETFs, investment advisers, and independent directors as well as the experience he has gained serving as an Independent Trustee of the Trust since 2012.

The Board has concluded that Ms. Massaro is qualified to serve as Trustee of the Fund because of the experience she has gained as a law professor, dean and advisor at various universities, and the experience she has gained serving as Independent Trustee of the Trust since 2006.

The Board has concluded that Ms. Raso Kirstein is qualified to serve as Trustee of the Fund because of her experience in and knowledge of the financial services industry, including her service as a vice president, senior portfolio manager of fixed income management and director of tax-exempt fund research of an investment advisory firm, as well as the experience she has gained serving as an Independent Trustee of the Trust since 2014.

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The Board has concluded that Mr. Ugolyn is qualified to serve as Trustee of the Fund because of the experience he gained as chief executive officer of a firm specializing in financial services, his experience in and knowledge of the financial services industry, his experience as a member of the Board of Directors of The New York Society of Security Analysts, Inc., his service as chairman for another mutual fund family, and the experience he has gained serving as an Independent Trustee and Chairman of the Board of the Trust since 2006.

Fund Shares Owned by Board Members. The table below shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. The Trustees and officers of the Trust collectively own less than 1% of the outstanding shares of the Fund.

Trustee	Fund	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Interested Trustee
Jonathan L. Steinberg	WisdomTree Efficient Copper Plus Copper Miners Fund	None	$[____]
Independent Trustees
David G. Chrencik	WisdomTree Efficient Copper Plus Copper Miners Fund	None	$[____]
Phillip Goff	WisdomTree Efficient Copper Plus Copper Miners Fund	None	$[____]
Joel H. Goldberg	WisdomTree Efficient Copper Plus Copper Miners Fund	None	$[____]
Toni M. Massaro	WisdomTree Efficient Copper Plus Copper Miners Fund	None	$[____]
Melinda A. Raso Kirstein	WisdomTree Efficient Copper Plus Copper Miners Fund	None	$[____]
Victor Ugolyn	WisdomTree Efficient Copper Plus Copper Miners Fund	None	$[____]

*	Values are based on Trustee ownership as of [____].

Board Compensation. The table below sets forth the compensation paid by the Trust to each Trustee for the fiscal year ended [____].

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and Fund Complex*
Interested Trustee
Jonathan L. Steinberg	$0	None	None	$0
Independent Trustees
David G. Chrencik	$[____]	None	None	$[____]
Phillip Goff	$[____]	None	None	$[____]
Joel H. Goldberg	$[____]	None	None	$[____]

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Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and Fund Complex*
Toni M. Massaro	$[____]	None	None	$[____]
Melinda A. Raso Kirstein	$[____]	None	None	$[____]
Victor Ugolyn	$[____]	None	None	$[____]

*	The Trust is the only trust in the “Fund Complex.”

Control Persons and Principal Holders of Securities. Because the Fund is new, the Fund has not received information concerning the beneficial ownership of shares held in the names of Depository Trust Company participants (“DTC Participants”).

Certain officers, employees, accounts, or affiliates of WisdomTree Asset Management (such as WisdomTree, Inc., 250 West 34th Street, 3rd Floor, New York, New York 10119), including other funds advised by WisdomTree Asset Management or third parties, may from time to time own a substantial amount of the Fund’s shares, including as an initial or seed investor. Such positions may be held for a limited period of time, including to facilitate commencement of the Fund, to facilitate the Fund’s achieving size or scale or in seeking to track model portfolios of ETFs developed and maintained by the Adviser. Such shareholders, individually and/or collectively, could at times be considered to control the Fund (i.e., own greater than 25% of the Fund’s shares) and may purchase or sell shares, including large blocks of shares, at any given time. There can be no assurance that any such entity or person would not redeem or sell its investment, that the size of the Fund would be maintained at such levels, or that the Fund would continue to meet applicable listing requirements, which could negatively impact the Fund and its shares. In addition, such transactions may account for a large percentage of secondary market trading volume and may, therefore, not be sustainable and/or may have a material upward or downward effect on the market price of the shares.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser. WisdomTree Asset Management serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and WisdomTree Asset Management (the “Investment Advisory Agreement”). WisdomTree Asset Management is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and has offices located at 250 West 34th Street, 3rd Floor, New York, New York 10119.

Under the Investment Advisory Agreement, WisdomTree Asset Management is responsible for the overall management and administration of the Trust. WisdomTree Asset Management provides an investment program for the Fund. The Adviser also provides proactive oversight of the Sub-Adviser’s daily monitoring of its purchases and sales of Fund securities, and regular review of the Sub-Adviser’s performance. In addition, the Adviser arranges for, and oversees, sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution-related services necessary for the Fund to operate. The Adviser furnishes to the Trust all office facilities, equipment, services, and executive and administrative personnel necessary for managing the investment program of the Trust for the Fund, including:

∎	Overseeing the Trust’s insurance program;
∎	Overseeing and coordinating all governance matters for the Trust;
∎	Coordinating meetings of the Board;
∎	Devoting time and resources to maintaining an efficient market for the Fund’s shares;
∎	Coordinating with outside counsel on all Trust related legal matters;
∎	Coordinating the preparation of the Trust’s financial statements;
∎	Coordinating all regulatory filings and shareholder reporting;
∎	Overseeing the Fund’s tax status and tax filings;
∎	Maintaining and updating a website for certain required disclosures; and
∎	Providing shareholders with additional information about the Fund.

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For its services, the Fund pays WisdomTree Asset Management a management fee, based on a percentage of the Fund’s average daily net assets, indicated below.

Fund	Management Fee
WisdomTree Efficient Copper Plus Copper Miners Fund	[____]%

Pursuant to the terms of the Investment Advisory Agreement, WisdomTree Asset Management has agreed to pay all expenses of the Fund, except for: (i) brokerage expenses and other fees, charges, taxes, levies, or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies, or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer, and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the management fee payable by the Fund to WisdomTree Asset Management. The internal expenses of pooled investment vehicles in which the Fund may invest (acquired fund fees and expenses) are not expenses of the Fund and are not paid by WisdomTree Asset Management.

Pursuant to a separate contractual arrangement, WisdomTree Asset Management arranges for the provision of CCO services with respect to the Fund and is liable and responsible for, and administers payments to, the CCO, the Independent Trustees, and counsel to the Independent Trustees. WisdomTree Asset Management receives a fee of up to 0.0044% of the Fund’s average daily net assets for providing such services and paying such expenses. WisdomTree Asset Management provides CCO services to the Trust.

The Fund is new and, therefore, did not pay any management fees for the fiscal year ended [____].

The Adviser, from its own resources, including profits from management fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares.

The Investment Advisory Agreement, with respect to the Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of the Fund fail to approve the Investment Advisory Agreement, WisdomTree Asset Management may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

The Investment Advisory Agreement, with respect to the Fund, is terminable without any penalty, by vote of the Board, including a majority of the Independent Trustees of the Trust, or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by WisdomTree Asset Management, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for the Fund in the event its shares are no longer listed on a national securities exchange. The Investment Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Sub-Adviser. [____] serves as sub-adviser to the Fund pursuant to an investment sub-advisory agreement between WisdomTree Asset Management and [____] (the “Sub-Advisory Agreement”) and is responsible for the day-to-day management of the Fund. [____], a registered investment adviser, manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at [____]. [____] owns between 80% and 100% of [____], with up to 20% owned by certain [____] employees through authorized employee class restricted shares. [____] is 100% owned by [____], which is 100% owned by [____]. [____] manages the Fund’s portfolio investments and places orders to buy and sell the Fund’s portfolio investments. WisdomTree Asset Management pays [____] for providing sub-advisory services to the Fund.

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[____] believes that it may perform sub-advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent [____] from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms.

The Sub-Advisory Agreement, with respect to the Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance is also approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of the Fund fail to approve the Sub-Advisory Agreement, WisdomTree Asset Management may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The Sub-Advisory Agreement is terminable without any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by WisdomTree Asset Management, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for the Fund in the event its shares are no longer listed on a national securities exchange. The Sub-Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Portfolio Managers. The Sub-Adviser utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Fund’s portfolio as it deems appropriate in the pursuit of the Fund’s investment objective.

The Fund is managed by [____]’s [____] portfolio management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are [____]. As of [____], the portfolio managers were primarily responsible for the day-to-day management of the following accounts, none of which have a performance-based fee:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
[____]	[____]	[____]	[____]	[____]	[____]	[____]
[____]	[____]	[____]	[____]	[____]	[____]	[____]
[____]	[____]	[____]	[____]	[____]	[____]	[____]
[____]	[____]	[____]	[____]	[____]	[____]	[____]
[____]	[____]	[____]	[____]	[____]	[____]	[____]

Portfolio Manager Fund Ownership. As of the date of this SAI, none of the portfolio managers owned shares of the Fund.

Portfolio Manager Compensation. The Sub-Adviser’s rewards program is designed to be market-competitive and align its compensation with the goals of its clients. Its incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual’s final annual incentive award is tied to the firm’s overall performance, the team’s performance, as well as individual performance. Awards are paid in cash on an annual basis; however, some senior individuals may receive a portion of their annual incentive award in deferred vehicles. The following factors encompass the Sub-Adviser’s investment professional rewards program:

•	Base salary
•	Annual cash incentive
•	Long-Term Incentive Plan (applicable only to select senior individuals)
•	[____] restricted stock units

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Description of Material Conflicts of Interest

It is the policy of [____] to make business decisions free from conflicting outside influences. [____]’s objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. [____]’s business decisions are based on its duty to its clients, and not driven by any personal interest or gain. As an asset manager operating in a number of different jurisdictions with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of [____], potential conflicts may also arise between [____] and other [____] companies.

[____] will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client. As such, it has adopted a Code of Ethics and compliance policy manual to address such conflicts. These potential and inherent conflicts include but are not limited to: the allocation of investment opportunities, side by side management, execution of portfolio transactions, brokerage conflicts, compensation conflicts, related party arrangements, personal interests, and other investment and operational conflicts of interest. [____]’s compliance policies are designed to ensure that all client accounts are treated equitably over time. Additionally, it has structured compensation of investment personnel to reasonably safeguard client accounts from being adversely impacted by any potential or related conflicts.

All material conflicts of interest are presented in greater detail within Part 2A of [____]’s Form ADV.

[____] manages numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for [____]. For example, [____] or an affiliate may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple [____] and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of [____]’s client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, [____] may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be [____] client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

[____] has a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, [____] has adopted various policies and procedures including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters. These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. [____] has also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest, and the corresponding compliance testing program established with the goal of confirming [____]’s adherence to such policies and procedures.

Performance Fees. The Sub-Adviser may enter into performance-based fee arrangements for certain client accounts and funds. Most of these arrangements provide for an asset-based management fee, based on the market value of the account at month end, quarter end, or based on average market value, plus a performance fee based on the portfolio’s net return in excess of a specified benchmark and/or hurdle rate during a designated period of time. The performance is based on both realized and unrealized gains and losses. Some performance fee calculations include a high-water mark, which keeps track of the highest level of performance on which a performance fee has been paid and which must be exceeded in order for an additional performance fee to be assessed. For more detailed information on how performance fees are calculated, please see the applicable private placement memorandum or investment management agreement.

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Side-by-Side Management. “Side-by-side management” refers to a Portfolio Manager’s simultaneous management of multiple types of client accounts/investment products. For example, the Portfolio Managers manage separate accounts, managed accounts/wrap-fee programs, and pooled investment vehicles for clients at the same time. The Portfolio Managers’ clients have a variety of investment objectives, policies, strategies, limitations, and restrictions. Side-by-side management gives rise to a variety of potential and actual conflicts of interest for the Portfolio Managers. Below is a discussion of the conflicts that the Portfolio Managers face when engaging in side-by-side management and how they deal with them. Note that certain of the Sub-Adviser’s employees may also serve as officers or employees of one or more of the Sub-Adviser’s affiliates (“dual officers”). These dual officers undertake investment management duties for the affiliates of which they are officers. When the Portfolio Managers concurrently manage client accounts/ investment products, and in particular when dual officers or dual employees are involved, this presents the same conflicts as described below. Note that Portfolio Managers manage their accounts consistent with applicable laws, and they follow procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being materially favored or disadvantaged.

Conflicts of Interest Relating to Side-by-Side Management of Discretionary and Non-Discretionary Accounts. In limited circumstances, Portfolio Managers may provide to a third party for which they provide non-discretionary advisory services the same model portfolio used to manage certain of the Portfolio Managers’ clients’ accounts. In those cases where Portfolio Managers are implementing the model results for only a portion of the assets affected (for example, only the assets over which Portfolio Managers have discretionary management authority) and therefore, they cannot apply their internal trade allocation procedures, Portfolio Managers will (i) use reasonable efforts to agree on procedures with such non-discretionary clients designed to prevent one group of clients from receiving preferential trading treatment over another group, or (ii) determine that, due to the nature of the assets to be traded or the market on which they are traded, no client would likely be adversely affected if such procedures are not established.

Conflicts of Interest Relating to Performance-Based Fees When Engaging in Side-by-Side Management. Portfolio Managers manage accounts that are charged a performance-based fee and other accounts that are charged a different type of fee, such as a flat asset-based fee. Portfolio Managers have a financial incentive to favor accounts with performance-based fees because they (and the Sub-Adviser’s employees and supervised persons) may have an opportunity to earn greater fees on such accounts as compared to client accounts without performance-based fees. Thus, Portfolio Managers have an incentive to direct their best investment ideas to client accounts that pay performance-based fees, and to allocate, aggregate, or sequence trades in favor of such accounts. Portfolio Managers also have an incentive to give accounts with performance-based fees better execution and better brokerage commissions.

Conflicts of Interest Relating to Accounts with Different Strategies. Portfolio Managers manage numerous accounts with a variety of strategies, which may present conflicts of interest. For example, a long/short position in two client accounts simultaneously can result in a loss to one client based on a decision to take a gain in the other. Taking concurrent conflicting positions in certain derivative instruments can likewise cause a loss to one client and a gain to another. Portfolio Managers may also face conflicts of interest when they have uncovered option strategies and significant positions in illiquid investments in side-by-side accounts.

Conflicts of Interest Relating to the Management of Multiple Client Accounts. Portfolio Managers perform investment advisory services for various clients. Portfolio Managers may give advice and take action in the performance of their duties with respect to any of their other clients which may differ from the advice given, or the timing or nature of action taken, with respect to another client. Portfolio Managers have no obligation to purchase or sell for a client any security or other property which they purchase or sell for their own account or for the account of any other client if they believe it is undesirable or impractical to take such action. Portfolio Managers may give advice or take action in the performance of their duties with respect to any of their clients which may differ from the advice given, or the timing or nature of action taken, by their affiliates on behalf of their clients.

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Conflicts of Interest Relating to Investment in Affiliated Accounts. To the extent permissible under applicable law, the Portfolio Managers may decide to invest some or all of their temporary investments in money market or similar accounts advised or managed by a Sub-Adviser affiliate. In addition, the Portfolio Managers may invest client accounts in affiliated pooled vehicles. The Portfolio Managers have an incentive to allocate investments to these types of affiliated accounts in order to generate additional fees for themselves or their affiliates. In certain instances, Portfolio Managers may enter into revenue sharing arrangements with affiliates where they may receive a portion of the fee, or bill the full fee to the client and reimburse the affiliate. Portfolio Managers may also enter into wholesale arrangements with affiliates where they receive only a portion of the client fee. For certain accounts with affiliates, some of the fees, such as custody fees, may be waived or rebated.

Conflicts of Interest Relating to the Discretion to Redeem from and Invest in Pooled Investment Vehicles. The Portfolio Managers’ clients may give them discretion to allocate client assets to, and/or redeem client assets from, certain pooled investment vehicles they manage or sub-advise. Sometimes, such discretionary authority is restricted by asset allocation parameters which may limit a Portfolio Manager’s discretion to allocate to a percentage range of the value of a client’s account. When a client grants a Portfolio Manager that discretion, a conflict could arise with respect to such client, and also with respect to other investors in such pooled investment vehicle. The Portfolio Managers may, for example, have an incentive to maintain a larger percentage of a client’s assets in a fund in order for such assets to act as seed capital, to increase the fund’s assets under management and thus, to make investment by other investors more attractive, or to maintain the continuity of a performance record if the client is the sole remaining investor. Likewise, as the manager or sub-adviser, they will have information that investors will not have about the investments held by a fund and about other investors’ intentions to invest or redeem. Such information could potentially be used to favor one investor over another.

Conflicts of Interest Relating to “Proprietary Accounts.” The Portfolio Managers and the Sub-Adviser’s existing and future employees may from time to time invest in products managed by the Sub-Adviser and they or related persons may establish “seeded” funds or accounts for the purpose of developing new investment strategies and products (collectively, “Proprietary Accounts”). Investments by the Sub-Adviser or its employees in Proprietary Accounts that invest in the same securities as other client accounts may create conflicts of interest. Portfolio Managers have an incentive to favor these Proprietary Accounts by directing their best investment ideas to these accounts or allocating, aggregating, or sequencing trades in favor of such accounts, to the disadvantage of other accounts. Portfolio Managers also have an incentive to dedicate more time and attention to their Proprietary Accounts and to give them better execution and brokerage commissions than their other client accounts. The Portfolio Managers may also waive fees for Proprietary Accounts or for certain affiliated persons who invest in such Proprietary Accounts.

Valuations. A majority of the Sub-Adviser’s fees are based on the valuations provided by clients’ custodians or pooled accounts’ administrators. However, a conflict of interest may arise in overseeing the valuation of investments in the limited situations where the Sub-Adviser is involved in the determination of the valuation of an investment. In such circumstances, the Sub-Adviser requires, to the extent possible, pricing from an independent third-party pricing vendor. If vendor pricing is unavailable, the Sub-Adviser then looks to other observable inputs for the valuations. In the event that a vendor price or other observable inputs are unavailable or deemed unreliable, the Sub-Adviser has established a Securities Pricing Committee to make a reasonable determination of a security’s fair value.

Other Conflicts of Interest. As noted previously, Portfolio Managers manage numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for the Portfolio Managers. For example, Portfolio Managers may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple Sub-Adviser and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of the Portfolio Manager’s client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, Portfolio Managers may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be the Sub-Adviser’s client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

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Addressing Conflicts of Interest. Portfolio Managers have a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, the Sub-Adviser has adopted various policies and procedures (including some or all of the following policies: trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters). These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. The Sub-Adviser has also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest and the corresponding compliance testing program established with the goal of confirming the Sub-Adviser’s adherence to such policies and procedures.

Codes of Ethics. The Trust and the Advisers have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, where applicable. Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including securities that may be purchased or held by the Fund. Each Code of Ethics is on public file with, and is available from, the EDGAR Database on the SEC’s internet site at http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Advisers, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Advisers.

Administrator, Custodian, Transfer Agent, and Securities Lending Agent. BNY serves as administrator, custodian, transfer agent, and securities lending agent for the Fund. BNY also serves as custodian for the WisdomTree Subsidiary and provides related administrative and fund accounting services in support of the WisdomTree Subsidiary’s operations. BNY’s principal address is 240 Greenwich Street, New York, New York 10286. Pursuant to the Fund Administration and Accounting Agreement between the Trust and BNY, BNY provides certain administrative, valuation, tax, financial reporting, and other related services for the maintenance and operations of the Trust and the Fund. Pursuant to the Custody Agreement between the Trust and BNY, BNY serves as the primary custodian for the Fund’s assets, including assets held outside the United States, and provides certain other fund accounting and related services. BNY is required, upon the instruction of the Fund, to deliver securities held by BNY and to make payments for securities purchased by the Fund. Pursuant to a Foreign Custody Manager Agreement, BNY is authorized to appoint certain foreign custodians and foreign custody managers for Fund investments held outside the United States.

Pursuant to the Transfer Agency and Service Agreement with the Trust, BNY serves as transfer agent for the authorized and issued shares of beneficial interest for the Fund, and as dividend disbursing agent of the Trust. As compensation for the foregoing services, BNY receives certain out-of-pocket costs, transaction fees, and asset-based fees which are accrued daily and paid monthly.

BNY also serves as the Fund’s securities lending agent pursuant to the securities lending agreement described below. As compensation for providing securities lending services, BNY receives a portion of the revenue generated from the Fund’s securities lending activities. With respect to the foregoing agreements, the Trust has agreed to a limitation of liability for BNY and/or to indemnify BNY for certain liabilities.

Securities Lending Activities. BNY serves as securities lending agent to the Trust. As securities lending agent, BNY is responsible for the implementation and administration of the securities lending program pursuant to the Securities Lending Authorization Agreement (the “Securities Lending Agreement”). BNY acts as agent to the Trust to lend available securities with any person on its list of approved borrowers, including BNY and any affiliate thereof. BNY determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower. BNY ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to the Fund’s account on the date such amounts are delivered by the borrower to BNY. BNY receives and holds, on the Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. BNY marks loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and receives and delivers collateral to maintain the value of the collateral at no less than 100% of the market value (plus accrued interest) of the loaned securities. At the termination of the loan, BNY returns the collateral to the borrower upon the return of the loaned securities to BNY. BNY invests cash collateral in accordance with the Securities Lending Agreement. BNY maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Fund a monthly statement describing the loans made, and the income derived from the loans, during the period. BNY performs compliance monitoring and testing of the securities lending program.

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The Fund is new and, therefore, did not receive any income from securities lending activities for the fiscal year ended [____]. In addition, the Fund did not pay any related fees and/or compensation to its securities lending agent for the fiscal year ended [____].

Distributor. Foreside Fund Services, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), serves as Distributor for the Trust and its principal address is 190 Middle Street, Suite 301, Portland, Maine 04101. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of the Fund.

Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below in the Creation and Redemption of Creation Unit Aggregations section. Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with WisdomTree, WisdomTree Asset Management, or any stock exchange.

The Distributor may also enter into agreements with securities dealers who will solicit purchases of Creation Unit Aggregations of shares. Such securities dealers may also be Authorized Participants (as defined below) or DTC Participants (as defined below).

The Distribution Agreement, with respect to the Fund, continues from year to year provided such continuance is approved annually (i) by vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees in accordance with the requirements of the 1940 Act. The Distribution Agreement may be terminated at any time, without penalty, as to the Fund, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Distributor, on at least sixty (60) days prior notice. The Distribution Agreement will terminate automatically without the payment of any penalty in the event of its “assignment” (as defined in the 1940 Act).

Counsel. Dechert LLP, with offices located at 1095 6th Ave, New York, NY 10036, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. [____], with offices located at [____], serves as the independent registered public accounting firm to the Trust.

Intermediary Compensation. WisdomTree Asset Management or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may pay or otherwise assist certain broker-dealers, registered investment advisers, banks, other financial intermediaries and platforms (“Intermediaries”) for certain activities and/or services related to the Fund, other WisdomTree Funds and/or model portfolios that include WisdomTree Funds, including for making WisdomTree Funds available such as without a commission or transaction fee (or to otherwise offset such commissions or fees), for participation in activities that are designed to make Intermediaries and investors more knowledgeable about exchange-traded products, including the Fund, for other activities, such as marketing and educational training or support (such as through conferences, webinars, and printed communications), for data, for platform development and/or access, for technology support, for co-marketing and cross-promotional efforts, or to otherwise facilitate education, relationships and/or investment. Payments made pursuant to such arrangements are expected to vary in any year, can be different for different Intermediaries and third parties, and can be subject to certain minimum payment levels. Any such payments or other consideration are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of the Fund’s shares or the amount received by a shareholder as proceeds from the redemption of Fund shares. Information regarding certain Intermediaries receiving such payments can be found by visiting www.wisdomtree.com/investments.

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WisdomTree Asset Management periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker, or other investment professional, if any, may also be significant to such adviser, broker, or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker, or investment professionals if he or she receives similar payments from his or her Intermediary firm.

WisdomTree Asset Management or its affiliates intend to engage with, and make payments to, other Intermediaries and third parties in the future. Please contact your adviser, broker, other investment professional, or other type of Intermediary and ask whether they have any such arrangements with WisdomTree Asset Management or its affiliates and/or to receive more information regarding any payments such firm may receive. Any payments made by WisdomTree Asset Management or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of WisdomTree Funds.

If you have any additional questions, please call 1-866-909-9473.

BROKERAGE TRANSACTIONS

The Sub-Adviser assumes general supervision over placing orders for the purchase and sale of portfolio securities on behalf of the Fund. In selecting the brokers or dealers for any transaction in portfolio securities, the Sub-Adviser’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security; the price of the security; the reasonableness of the commission or mark-up or mark-down, if any; execution capability; settlement capability; back office efficiency; and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as being involved in large block trades, less liquid or foreign securities, broad distributions, or other circumstances. The Sub-Adviser does not consider the provision or value of research, products, or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions. To the extent creation or redemption transactions are conducted on a cash or “cash in lieu” basis, the Fund may contemporaneously transact with broker-dealers for the purchase or sale of portfolio securities in connection with such transactions (see “Creation and Redemption of Creation Unit Aggregations” herein). Such orders may be placed with an Authorized Participant in its capacity as broker-dealer or with an affiliated broker-dealer of such Authorized Participant.

Brokerage Commissions

The Fund is new and, therefore, did not pay any brokerage commissions for the fiscal year ended [____].

Affiliated Brokers

The Fund is new and, therefore, did not pay any commissions to any affiliated brokers for the fiscal year ended [____].

Regular Broker-Dealers

The Fund is new and, therefore, did not acquire securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal year ended [____].

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Portfolio Turnover

The portfolio turnover rate for the Fund (when available) is disclosed in the Fund’s Prospectus. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and may result in a substantial amount of distributions from the Fund to be taxed as ordinary income which may limit the tax efficiency of the Fund. The overall reasonableness of brokerage commissions is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

The Fund is new and, therefore, did not have a portfolio turnover rate for the fiscal year ended [____].

ADDITIONAL INFORMATION CONCERNING THE TRUST

Shares. The Trust was established as a Delaware statutory trust on December 15, 2005, and consists of multiple series or “funds.” The Fund issues shares of beneficial interest, with $0.001 par value. The Board may establish additional funds. The Trust is registered with the SEC as an open-end management investment company.

Each share issued by the Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription, or conversion rights, and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds within the Trust vote together as a single class except that if the matter being voted on affects only a particular fund or if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have non-cumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit Aggregation(s) of shares of the Fund and immediately prior to the commencement of trading in the Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. The Fund cannot accurately predict the length of time for which one or more shareholders may remain a control person or persons of the Fund.

Shareholders may make inquiries by writing to the Trust, c/o Foreside Fund Services, LLC, 190 Middle Street, Suite 301, Portland, Maine 04101.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of the Fund may be subject to the reporting provisions of Section 13 of the Exchange Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Trustees of the Fund and beneficial owners of 10% of the shares of the Fund (“Insiders”) may be subject to the insider reporting, short-swing profit, and short-sale provisions of Section 16 of the Exchange Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the Exchange Act.

Termination of the Trust or the Fund. The Trust or the Fund may be terminated by a majority vote of the Board or the affirmative vote of a super-majority of the holders of the Trust or the Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit Aggregation. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstances, the Trust may make redemptions in-kind, for cash, or for a combination of cash and securities.

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Role of the Depositary Trust Company (“DTC”). DTC acts as securities depository for the shares of the Trust. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of which (and/or their representatives) own DTC. More specifically, DTC is owned by a number of DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. No Beneficial Owner shall have the right to receive a certificate representing such shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form and number and at such place as such DTC Participant may reasonably request, in order that such notice, statement, or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements. The foregoing processes may be conducted by the Trust via a third party.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

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CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day, of an order in proper form.

Fund Deposit. The consideration for purchase of Creation Unit Aggregations of the Fund generally consists of the in-kind deposit of a portfolio of equity securities (the “Deposit Securities”) and/or an amount of cash denominated in U.S. dollars or non-U.S. currency (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

The Fund or the Advisers may permit or require the submission of a basket of securities and other instruments, or cash denominated in U.S. dollars that differs from the composition of the published basket(s). The Fund or the Advisers may permit or require the consideration for Creation Unit Aggregations to consist solely of cash. The Fund or the Advisers reserve the right to permit or require the substitution of an amount of cash denominated in U.S. dollars or non-U.S. currency (i.e., a “cash in lieu” amount) to be added, at its discretion, to the Cash Component to replace any Deposit Security. For example, cash may be substituted to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust or the Advisers reserve the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be prohibited or restricted under applicable securities laws, or in certain other situations at the sole discretion of the Trust.

The portion of the Cash Component that does not serve to replace a Deposit Security is sometimes also referred to as the “Balancing Amount.” The Balancing Amount is an amount equal to the difference between the NAV of the shares (per Creation Unit Aggregation) and the value of Deposit Securities. If the Balancing Amount is a positive number, the Authorized Participant will deliver the Balancing Amount. If the Balancing Amount is a negative number, the Authorized Participant will receive the Balancing Amount. The Balancing Amount does not include any stamp duty tax or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities. These are the sole responsibility of the Authorized Participant.

The Fund, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security and/or applicable Cash Component that may be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.

Such Deposit Securities are applicable, subject to any adjustments as described herein, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next or otherwise announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund changes from time to time based on various factors.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be a (i) “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) DTC Participant. In each case, such entity also must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit Aggregations (a “Participant Agreement”). A Participating Party or DTC Participant that has entered a Participant Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

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All orders to create shares must be placed for one or more Creation Unit Aggregations. All orders to create Creation Unit Aggregations must be received by the Distributor by the designated closing time, which is no later than the closing time of the regular trading session on the Listing Exchange (“Closing Time”) (ordinarily 4:00 p.m., Eastern Time) on the date such orders are placed in order to receive that day’s NAV. All orders must be received in proper form. The date on which an order to create Creation Unit Aggregations is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone, online portal, or other transmission method acceptable to [____] and the Distributor pursuant to procedures set forth in the Participant Agreement, as described below, which procedures may change from time to time without notice at the discretion of the Trust. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach [____] and the Distributor or an Authorized Participant. On days when the Listing Exchange or U.S. or non-U.S. markets close earlier than normal, the Fund may require purchase orders to be placed earlier in the day. All questions as to the number of Deposit Securities and/or Cash Component to be delivered, and the validity, form, and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust or the Advisers, whose determination shall be final and binding.

All orders to create Creation Unit Aggregations through an Authorized Participant shall be placed with an Authorized Participant, in the form required by such Authorized Participant. In addition, the Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, in that case, orders to create Creation Unit Aggregations of the Fund have to be placed by each investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and the Cash Component.

Placement of Creation Orders Using the Clearing Process. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor or [____] to transmit through [____] to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern Time, on the “Settlement Date.” The Settlement Date is typically the first Business Day following the Transmittal Date. The Fund reserves the right to settle transactions on a basis other than “T” plus one Business Day (i.e., days on which the NYSE is open) (“T+1”). In certain cases, Authorized Participants will create and redeem Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

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On days when the Listing Exchange or U.S. markets close earlier than normal, the Fund may require purchase orders to be placed earlier in the day. All questions as to the number of Deposit Securities and/or Cash Component to be delivered, and the validity, form, and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust or the Advisers, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to [____] through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by [____] no later than 2:00 p.m., Eastern Time, on the Settlement Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if [____] does not receive both the required Deposit Securities and the Cash Component by the specified time on the Settlement Date, the Trust may cancel or revoke acceptance of such order. Upon written notice to the Distributor, such canceled or revoked order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then-current NAV of the Fund. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date.

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, U.S. cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) generally between 102%-110%, as directed by the Trust or Advisers, which the Trust or Advisers may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Securities.

If an Authorized Participant determines to post an Additional Cash Deposit as collateral for any undelivered Deposit Securities, the Authorized Participant must deposit with [____] the appropriate amount of federal funds by 2:00 p.m., Eastern Time (or such other time as specified by the Trust), on the Settlement Date. If the Authorized Participant does not place its purchase order by the closing time or [____] does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with [____], pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount generally between 102%-110%, as directed by the Trust or the Advisers, which the Trust or the Advisers may change from time to time, of the daily marked-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by the specified time on the Settlement Date, or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the Additional Cash Deposit to purchase the missing Deposit Securities. The Trust also requires delivery of Deposit Securities and/or an Additional Cash Deposit prior to settlement date by the Authorized Participant in relation to certain international markets.

The Authorized Participant will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the Transmittal Date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by [____] or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date. In no event will an Authorized Participant receive or be entitled to interest or other consideration associated with or in relation to the Additional Cash Deposit.

Cash Purchases. When, in the sole discretion of the Trust or the Advisers, cash purchases of Creation Unit Aggregations of shares are available or specified for the Fund, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset brokerage and other costs associated with using cash to purchase the requisite Deposit Securities, the Authorized Participant must pay the Transaction Fees required by the Fund. If the Authorized Participant acts as a broker for the Fund in connection with the purchase of Deposit Securities, the Authorized Participant will also be required to pay certain brokerage commissions, taxes, and transaction and market impact costs as discussed under the heading “Brokerage Transactions” herein.

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Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the right to reject an order for Creation Unit Aggregations in respect of the Fund at its discretion, including, without limitation, if (a) the order is not in proper form or the Fund Deposit delivered does not consist of the securities that the Custodian specified; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Securities or Deposit Cash, as applicable delivered are not as disseminated through the facilities of the NSCC for that date by the Custodian, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit Aggregation would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor, and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Unit Aggregations. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Custodian, the Transfer Agent, the Adviser, the Distributor, DTC, NSCC, Federal Reserve System, or any other participant in the creation process; and similar extraordinary events. The Distributor shall communicate to the Authorized Participant its rejection of the order. The Trust, the Transfer Agent, the Custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian, and the Distributor shall not be liable for the rejection of any purchase order for Creation Unit Aggregations. Given the importance of the ongoing issuance of Creation Unit Aggregations to maintaining a market price that is at or close to the underlying NAV of the Fund, the Trust does not intend to suspend acceptance of orders for Creation Unit Aggregations.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation/Redemption Transaction Fee. The Fund imposes a “Transaction Fee” or “CU Fee” on Authorized Participants purchasing or redeeming Creation Unit Aggregations. The purpose of the Transaction Fee is to protect the existing shareholders of the Fund from the dilutive costs associated with the purchase and redemption of Creation Unit Aggregations. Where the Fund permits cash creations (or redemptions) or cash in lieu of depositing one or more Deposit Securities, the purchaser (or redeemer) may be assessed a higher Transaction Fee to offset the transaction cost to the Fund of buying (or selling) those particular Deposit Securities. Transaction Fees for the Fund will differ from Transaction Fees for other WisdomTree Funds, depending on the transaction expenses related to the Fund’s portfolio securities, and will be limited to amounts that have been determined by WisdomTree Asset Management to be appropriate. The maximum Transaction Fee, as set forth in the table below for the Fund, may be charged in cases where the Fund permits cash or cash in lieu of Deposit Securities. Authorized Participants purchasing or redeeming through the DTC process generally will pay a higher Transaction Fee than will Authorized Participants doing so through the NSCC process. Also, Authorized Participants who use the services of a broker or other such intermediary may be charged a fee for such services, in addition to the Transaction Fee imposed by the Fund. In no event will fees charged by the Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent the Fund does not recoup the amount of transaction costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those transaction costs will be borne by the Fund and may negatively affect the Fund’s performance.

The table below sets forth the standard and maximum creation and redemption Transaction Fees for the Fund. These fees may be changed by the Trust.

Fund Ticker	Fund Name	CU Fee*	Maximum CU Fee*
[____]	WisdomTree Efficient Copper Plus Copper Miners Fund	$[____]	$[____]

*	The Fund may charge, either in lieu of or in addition to the Transaction Fees, in the sole discretion of the Trust or as determined by the Adviser, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact, and other costs and expenses related to the execution of trades resulting from such transaction, up to any applicable legal limits. The Adviser may pay out of its own resources and not out of Fund assets, such Transaction Fees or variable fees from time to time in its sole discretion. Any such fees and/or payments by the Adviser may impact bid/ask spreads.

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Placement of Redemption Orders Using the Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. Except as described herein, an order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by [____] (in its capacity as Transfer Agent) not later than the Closing Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined. The consideration for redemption of Creation Unit Aggregations of the Fund generally consists of (i) a portfolio of securities (the “Fund Securities”) and/or (ii) an amount of cash denominated in U.S. dollars (the “Cash Redemption Amount”) as described below. The requisite Fund Securities and the Cash Redemption Amount generally will be transferred by the first NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside the Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by [____] (in its capacity as Transfer Agent) not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to [____] no later than instructed, which is typically one day after Transmittal Date (presuming T+1 settlement); and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within one Business Day and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. In certain cases, Authorized Participants will redeem and create Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

If the requisite number of shares of the Fund is not delivered as described above or an Additional Cash Deposit is not made, as applicable, in the sole discretion of the Trust or the Advisers, in no event will an Authorized Participant receive or be entitled to interest or other consideration associated with or in relation to the Additional Cash Deposit, the Fund may reject or revoke acceptance of the redemption request because the Authorized Participant has not satisfied all of the settlement requirements.

The current procedures for collateralization of missing shares require, among other things, that any Additional Cash Deposit shall be in the form of U.S. dollars in immediately available funds and shall be held by [____] and marked-to-market daily, and that the fees of [____] and any sub-custodians in respect of the delivery, maintenance and redelivery of the Additional Cash Deposit shall be payable by the Authorized Participant. The Authorized Participant’s agreement will permit the Trust, on behalf of the Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by [____] according to the procedures set forth under “Determination of NAV” computed on the Business Day on which a redemption order is deemed received by the Trust.

The Fund or the Advisers may also, in their sole discretion, upon request of an Authorized Participant, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

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Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Listing Exchange for the Fund is closed or that are otherwise not Business Days for the Fund, stockholders may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the Listing Exchange for the Fund, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

Cash Redemptions. The Fund may pay out the proceeds of redemptions of Creation Unit Aggregations solely in cash or through any combination of cash, securities, or other instruments. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). Proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption. If the Authorized Participant acts as a broker for the Fund in connection with the sale of Fund Securities, the Authorized Participant will also be required to pay certain brokerage commissions, taxes, and transaction and market impact costs as discussed under the heading “Brokerage Transactions” herein.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

In-Kind Redemptions. The ability of the Trust to effect in-kind creations and redemptions is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable market closings due to emergencies may also prevent the Trust from delivering securities within the normal settlement period. The Fund will not suspend or postpone redemption beyond seven days, except as permitted under Section 22(e) of the 1940 Act. Section 22(e) provides that the right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REGULAR HOLIDAYS AND OTHER SETTLEMENT MATTERS

The Fund generally intends to effect deliveries of Creation Unit Aggregations and portfolio securities on a basis of T+1. The Fund may effect deliveries of Creation Unit Aggregations and portfolio securities on a basis other than T+1 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of security delivery practices and/or dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within one Business Day of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. New or special holidays, treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices (including lengthening settlement cycles, which may also occur in connection with a security sale and its settlement, with limitations or delays in the settlement itself, and/or the convertibility or repatriation of the local proceeds associated therewith), could impede the Fund’s ability to satisfy redemption requests in a timely manner. In addition, other unforeseeable closings or changes in a foreign market due to emergencies may also prevent the Trust from delivering redemption proceeds within the normal settlement period or in a timely manner.

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The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some securities, in certain circumstances.

TAXES

The following discussion of certain U.S. federal income tax consequences of investing in the Fund is based on the Code, U.S. Treasury regulations promulgated thereunder (“Treasury Regulations”), and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state, and local tax laws.

Qualification as a Regulated Investment Company. The Fund intends to elect to be treated, and intends to qualify each year, as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

(a)	derive at least 90% of its gross income each year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (the “90% Test”);

(b)	diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs and other securities, with investments in such other securities limited with respect to any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (1) the securities (other than those of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses or (2) the securities of one or more qualified publicly traded partnerships (the “Asset Test”); and

(c)	distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income.

In general, for purposes of the 90% Test described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in clause (a)(i) of the description of the 90% Test applicable to RICs, above) will be treated as qualifying income. To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

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The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the 90% Test described in (a) above if such gains are not directly related to the Fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

In addition, a RIC may gain exposure to commodities through investment in a qualified publicly traded partnership, such as an ETF that is classified as a partnership or trust and which invests in commodities, or through investment in a wholly-owned subsidiary that is treated as a controlled foreign corporation for federal income tax purposes, such as the WisdomTree Subsidiary. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of the Fund attributable to the Fund’s investment in its WisdomTree Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies and, as a result, the Fund expects its “Subpart F” income attributable to its investment in its WisdomTree Subsidiary to be treated as “qualifying income.” The Adviser will carefully monitor the Fund’s investments in its WisdomTree Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in its WisdomTree Subsidiary. Accordingly, the extent to which the Fund invests in commodities or commodity-linked derivatives directly or through its WisdomTree Subsidiary may be limited by the 90% Test, which the Fund must continue to satisfy to maintain its status as a RIC. As such, the Fund may cease to qualify as a RIC or could be required to reduce its exposure to such investments which may result in difficulty in implementing the Fund’s investment strategies.

Taxation of the Fund. If the Fund qualifies for treatment as a RIC, the Fund will not be subject to U.S. federal income tax on income and gains that are distributed in a timely manner to its shareholders in the form of dividends.

If, for any taxable year, the Fund was to fail to qualify as a RIC or was to fail to meet the distribution requirement described above, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income for U.S. federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

The Fund intends to distribute at least annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends paid deduction) and its net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss). Investment income that is retained by the Fund will generally be subject to tax at the regular 21% corporate rate. If the Fund retains any net capital gain, that gain will be subject to tax at the 21% corporate rate, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and (iii) will be entitled to claim refunds on a properly filed U.S. tax returns to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

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If the Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to declare and pay dividends and distributions in the amounts and at the times necessary to avoid the application of the 4% excise tax, although there can be no assurance that it will be able to do so. For example, the Fund may receive delayed or corrected tax reporting statements from its investments that cause the Fund to accrue additional income and gains after the Fund has already made its excise tax distributions for the year. In such a situation, the Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely.  If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.  In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Fund Distributions. Distributions are generally taxable whether shareholders receive them in cash or reinvest them in additional shares. Moreover, distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Investors may therefore wish to avoid purchasing shares at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Realized income and gains must generally be distributed even when the Fund’s NAV also reflects unrealized losses.

Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November, or December of any calendar year and payable to its shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Distributions by the Fund of net short-term capital gains are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the assets that generated those gains, rather than how long a shareholder has owned his or her Fund shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions from the Fund’s net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For individuals, long-term capital gains are subject to tax at reduced maximum tax rates. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

For non-corporate shareholders, distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by the Fund shareholder to be “qualified dividend income,” the Fund making the distribution must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before the ex-dividend date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. If the aggregate qualified dividend income received by the Fund during any taxable year represents 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be reported as qualified dividend income.

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Dividends received by the Fund from an underlying fund taxable as a RIC may be treated as qualified dividend income generally only to the extent so reported by such underlying fund. The investment strategies of the Fund may limit its ability to make distributions eligible for the reduced tax rates applicable to qualified dividend income.

Certain dividends received by the Fund on stock of U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) as to which the Fund has met certain holding period requirements and (2) that is held in an unleveraged position) may be eligible for the dividends received deduction, generally available to corporate shareholders under the Code, provided such dividends are also appropriately reported as eligible for the dividends received deduction by the Fund. In order to qualify for the dividends received deduction, corporate shareholders must also meet minimum holding period requirements with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares. The investment strategies of the Fund may significantly limit their ability to distribute dividends eligible for the dividends received deduction for corporations.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the net investment income tax applicable to certain individuals, estates and trusts.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.

If the Fund makes distributions in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution to each shareholder will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and will reduce the shareholder’s tax basis in its shares. After the shareholder’s basis has been reduced to zero, any such distributions will result in a capital gain, assuming the shareholder holds his or her shares as capital assets. A reduction in a shareholder’s tax basis in its shares, will reduce any loss or increase any gain on a subsequent taxable disposition by the shareholder of its shares.

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Sale or Exchange of Shares. A sale or exchange of shares in the Fund may give rise to a gain or loss. For tax purposes, an exchange of a shareholder’s Fund shares for shares of a different fund is the same as a sale. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months and the shares are held as a capital asset. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding. The Fund (or financial intermediaries, such as brokers, through which a shareholder holds Fund shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she, or it is not subject to such withholding. The backup withholding tax rate is 24%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Federal Tax Treatment of Certain Fund Investments. Transactions by the Fund in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles, and foreign currencies may be subject to various special and complex tax rules, including mark-to-market, constructive-sale, straddle, wash-sale, and short-sale rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund, or defer the Fund’s ability to recognize losses. These rules may in turn affect the amount, timing, or character of the income distributed to shareholders by the Fund and may require the Fund to sell securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC at a time when the Adviser might not otherwise have chosen to do so.

Certain derivative investments by the Fund, such as exchange-traded products and OTC derivatives, may not produce qualifying income for purposes of the 90% Test described above, which must be met in order for the Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the Asset Test described above. The Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that it is adequately diversified under the Asset Test. The Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Fund's determination under the Asset Test with respect to such derivatives. Failure of the Asset Test might also result from a determination by the IRS that financial instruments in which the Fund invests are not securities.

The Fund is required, for U.S. federal income tax purposes, to mark to market and recognize as income for each taxable year its net unrealized gains and losses as of the end of such year on certain regulated futures contracts, foreign currency contracts and options under Code Section 1256 (“Section 1256 Contracts”) in addition to the gains and losses actually realized with respect to such contracts during the year. Gain or loss from Section 1256 Contracts that are required to be marked to market annually will generally be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders.

Certain Foreign Currency Tax Issues. The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the 90% Test described above if such gains are not directly related to the Fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. The gains and losses may increase or decrease the amount of the Fund’s income to be distributed to its shareholders as ordinary income.

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The Fund’s gain or loss on foreign currency denominated debt securities and on certain other financial instruments, such as forward currency contracts and currency swaps, that is attributable to fluctuations in exchange rates occurring between the date of acquisition and the date of settlement or disposition of such securities or instruments generally will be treated under Section 988 of the Code as ordinary income or loss. The Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency forward contracts to the extent that (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss.

To the extent the Fund invests in forward contracts, the Fund’s forward contracts may qualify as Section 1256 Contracts (as defined above) if the underlying currencies are currencies for which there are futures contracts that are traded on and subject to the rules of a qualified board or exchange. However, a forward currency contract that is a Section 1256 Contract would, absent an election out of Section 988 of the Code as described in the preceding paragraph, be subject to Section 988. Accordingly, although such a forward currency contract would be marked to market annually like other Section 1256 Contracts, the resulting gain or loss would be ordinary. If the Fund were to elect out of Section 988 with respect to forward currency contracts that qualify as Section 1256 Contracts, the tax treatment generally applicable to Section 1256 Contracts would apply to those forward currency contracts; that is, the contracts would be marked to market annually and gains and losses with respect to the contracts would be treated as long-term capital gains or losses to the extent of 60% thereof and short-term capital gains or losses to the extent of 40% thereof. If the Fund were to elect out of Section 988 with respect to any of its forward currency contracts that do not qualify as Section 1256 Contracts, such contracts would not be marked to market annually and the Fund would recognize short-term or long-term capital gain or loss depending on the Fund’s holding period therein. The Fund may elect out of Section 988 with respect to some, all, or none of its forward currency contracts.

Finally, regulated futures contracts and non-equity options that qualify as Section 1256 Contracts and are entered into by the Fund with respect to foreign currencies or foreign currency denominated debt instruments will be subject to the tax treatment generally applicable to Section 1256 Contracts unless the Fund elects to have Section 988 apply to determine the character of gains and losses from all such regulated futures contracts and non-equity options held or later acquired by the Fund.

Foreign Investments. Income received by the Fund from sources within foreign countries (including, for example, dividends or interest on stock or securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that the Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for foreign taxes paid by the Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

If the Fund holds shares in a “passive foreign investment company” (“PFIC”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

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The Fund may be eligible to treat a PFIC as a “qualified electing fund” (“QEF”) under the Code in which case, in lieu of the foregoing requirements, the Fund will be required to include in income each year a portion of the ordinary earnings and net capital gains of the QEF, even if not distributed to the Fund, and such amounts will be subject to the 90% and excise tax distribution requirements described above. Such amounts included in income each year by the Fund will be “qualifying income,” even if not distributed to the Fund, to the extent such income is derived with respect to the Fund’s business of investing in stock, securities, or currencies. In order to make the QEF election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any gains resulting from such deemed sales as ordinary income and would deduct any losses resulting from such deemed sales as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, is effective for all subsequent taxable years, unless revoked with the consent of IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this excess income to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

The Fund intends to invest up to 25% of its assets in its WisdomTree Subsidiary, which is intended to provide the Fund with exposure to the commodity and currency markets within the limitations of the federal tax requirement under Subchapter M of the Code.

The WisdomTree Subsidiary is classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the WisdomTree Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the WisdomTree Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code (the “Safe Harbor”) pursuant to which the WisdomTree Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are “of a kind customarily dealt in on an organized commodity exchange” if the transaction is of a kind customarily consummated at such place. Thus, the WisdomTree Subsidiary’s securities and commodities trading activities are not expected to constitute a U.S. trade or business. However, if certain of the WisdomTree Subsidiary’s activities were determined not to be of the type described in the Safe Harbor or if the WisdomTree Subsidiary’s gains were attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the WisdomTree Subsidiary may constitute a U.S. trade or business, or be taxed as such.

A U.S. person that owns (directly, indirectly, or constructively) 10% or more of the total combined voting power of all classes of stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the Controlled Foreign Corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly, or constructively) by “U.S. Shareholders.” If the Fund is a “U.S. Shareholder” of a CFC, the Fund will be required to include in its gross income for U.S. federal income tax purposes the CFCs “subpart F income” (described below), whether or not such income is distributed by the CFC. The Fund expects that the WisdomTree Subsidiary will be treated as a CFC and that, under the CFC rules, the Fund’s investments therein will be treated as a “United States shareholder” of the WisdomTree Subsidiary. As a “United States shareholder” of the WisdomTree Subsidiary, the Fund will be required to include in its gross income its WisdomTree Subsidiary’s “Subpart F income” (described below) and any net CFC tested income, or “NCTI” (formerly known as (global intangible low-taxed income (“GILTI”)) for the CFC’s taxable year ending within the Fund’s taxable year regardless of whether corresponding cash amounts are distributed to the Fund in a given year. “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund’s recognition of “subpart F income” will increase the Fund’s tax basis in the CFC. Distributions by a CFC to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the CFC. “Subpart F income” is generally treated as ordinary income, regardless of the character of the CFC’s underlying income. The “Subpart F income” the Fund attributable to its investment in a CFC is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. NCTI generally includes the active operating profits of the CFC, reduced by a deemed return on the tax basis of the CFC’s depreciable tangible assets.

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Subpart F income and NCTI are treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent the Fund invests in the WisdomTree Subsidiary and recognizes “Subpart F” income or NCTI in excess of actual cash distributions from the WisdomTree Subsidiary, if any, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. “Subpart F” income also includes the excess of gains over losses from transactions (including futures, forward and other similar transactions) in commodities.

The Fund’s recognition of any “Subpart F” income or NCTI from an investment in the WisdomTree Subsidiary will increase the Fund’s tax basis in the WisdomTree Subsidiary. Distributions by the WisdomTree Subsidiary to the Fund, including in redemption of the WisdomTree Subsidiary’s shares, will be tax free, to the extent of the WisdomTree Subsidiary’s previously undistributed “Subpart F” income or NCTI, and will correspondingly reduce the Fund’s tax basis in the WisdomTree Subsidiary, and any distributions in excess of the Fund’s tax basis in the WisdomTree Subsidiary will be treated as realized gain. Any losses with respect to the Fund’s shares of the WisdomTree Subsidiary will not be currently recognized. The Fund’s investment in the WisdomTree Subsidiary will potentially have the effect of accelerating the Fund’s recognition of income and causing its income to be treated as ordinary income, regardless of the character of the WisdomTree Subsidiary’s income. If a net loss is realized by the WisdomTree Subsidiary, such loss is generally not available to offset the income earned by the Fund. In addition, the net losses incurred during a taxable year by the WisdomTree Subsidiary cannot be carried forward by the WisdomTree Subsidiary to offset gains realized by it in subsequent taxable years. The Fund will not receive any credit in respect of any non-U.S. tax borne by the WisdomTree Subsidiary.

Tax-Exempt Shareholders. Under current law, income of a RIC that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if (i) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b), or (ii) the Fund invests in certain kinds of properties such as real estate mortgage investment conduit or taxable mortgage pool. Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018, are permitted to offset gain and income created by an unrelated trade or business, if otherwise available.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

Non-U.S. Shareholders. In general, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.

A beneficial holder of shares who is a non-U.S. person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a U.S. income tax deduction for losses) realized on a sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

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Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders may also fall into certain exempt, excepted, or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

In order for a non-U.S. investor to qualify for an exemption from backup withholding, described above, the non-U.S. investor must comply with special certification and filing requirements. Non-U.S. investors in the Fund should consult their tax advisors in this regard. A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any income or gain effectively connected with a U.S. trade or business will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Creation and Redemption of Creation Unit Aggregations. An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes that exchanges securities for Creation Unit Aggregations generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Unit Aggregations at the time of the exchange and any cash received by the Authorized Participant in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities or non-U.S. currency surrendered and any cash paid for such Creation Unit Aggregations. All or a portion of any gain or loss recognized by an Authorized Participant exchanging a currency other than its functional currency for Creation Unit Aggregations may be treated as ordinary income or loss. A person who redeems Creation Unit Aggregations will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Unit Aggregations and the sum of the aggregate U.S. dollar market value of any securities or non-U.S. currency received plus the amount of any cash received for such Creation Unit Aggregations. The IRS, however, may assert that a loss that is realized by an Authorized Participant upon an exchange of securities or non-U.S. currency for Creation Unit Aggregations may not be currently deducted, under the rules governing “wash sales” (for an Authorized Participant that does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. All or some portion of any capital gain or loss realized upon the creation of Creation Unit Aggregations in exchange for securities will generally be treated as long-term capital gain or loss if securities exchanged for such Creation Unit Aggregations have been held for more than one year.

A person subject to U.S. federal income tax with the U.S. dollar as its functional currency for U.S. federal income tax purposes who receives non-U.S. currency upon a redemption of Creation Unit Aggregations and does not immediately convert the non-U.S. currency into U.S. dollars may, upon a later conversion of the non-U.S. currency into U.S. dollars, or upon the use of the non-U.S. currency to pay expenses or acquire assets, recognize as ordinary gains or losses any gains or losses resulting from fluctuations in the value of the non-U.S. currency relative to the U.S. dollar since the date of the redemption.

Persons exchanging securities or non-U.S. currency for Creation Unit Aggregations should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible.

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Section 351. The Trust, on behalf of the Fund, has the right to reject an order for Creation Unit Aggregations if the purchaser (or any group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Unit Aggregations to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Unit Aggregations so ordered, own 80% or more of the outstanding shares, the purchaser (or a group of purchasers) will generally not recognize gain or loss upon the exchange of securities for Creation Unit Aggregations.

Certain Reporting Treasury Regulations. Under Treasury Regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting Treasury Regulations. The fact that a loss is reportable under these Treasury Regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these Treasury Regulations in light of their individual circumstances.

Cost Basis Reporting. The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

General Considerations. The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific U.S. federal income tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effect of state, local, and foreign tax law and any proposed tax law changes.

DETERMINATION OF NAV

The NAV of the Fund’s shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the Listing Exchange, generally 4:00 p.m. Eastern Time (the “NAV Calculation Time”). NAV per share is calculated by dividing the Fund’s net assets by the number of Fund shares outstanding.

The Fund’s assets are comprised of its portfolio securities and other investments and other assets, including cash and net investment income and realized and unrealized capital gains that have previously been earned but not yet distributed. As a result, when a shareholder purchases shares of the Fund, part of the NAV is often comprised of such income and gains prior to the purchase, which are included in the purchase price paid by the shareholder. Further, any payment of an income dividend or distribution of capital gains will result in a decrease in the Fund’s NAV in the amount of the payment of the income dividend or capital gains distribution (i.e., the NAV as of the ex-dividend date, which is the first date following the declaration of a dividend and/or distribution on which the purchaser of shares is not entitled to receive the payment, excludes the amount of the dividend and/or distribution to be paid).

In calculating its NAV, the Fund generally values: (i) equity securities (including common stocks and preferred stock) traded on any recognized U.S. or non-U.S. exchange at the last sale price or official closing price on the exchange or system on which they are principally traded; (ii) unlisted equity securities (including preferred stock) at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price; (iii) fixed-income securities at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers; (iv) foreign equity securities at the last sale price or official closing price on the exchange or system on which they are principally traded or, as determined necessary, at fair value (i.e., a good faith approximation of the value of a security determined based on limited inputs and the consideration of a number of subjective factors) under the circumstances described below; (v) money market funds at their NAV per share, and (vi) derivatives investments at fair value using a variety of information (e.g., futures contracts are generally fair valued based on the settlement price). U.S. fixed income assets may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. The values of foreign securities generally are determined at the close of such foreign markets or the NAV Calculation Time, if earlier. Investments quoted in foreign currencies are valued in U.S. dollars at the prevailing currency exchange rates. If the Fund holds securities primarily listed on foreign exchanges that trade on weekends or days when the Fund does not price its shares, the Fund’s NAV will reflect the foreign market changes at the next NAV Calculation Time. Similarly, if the Fund holds securities primarily listed on foreign exchanges that are closed while U.S. markets are open, the Fund’s NAV will reflect the fair value of those securities as determined by the Valuation Designee (as defined below). In addition, the Fund may invest in affiliated ETFs which are valued at their last sale or official closing price on the exchange on which they are principally traded.

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Pursuant to Board-approved valuation procedures established by the Trust and the Adviser (the “Procedures”), the Board has appointed the Adviser as the Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Adviser has established the Procedures for its fair valuation of the Fund’s portfolio investments. The Procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. As the Valuation Designee, the Adviser is responsible for the establishment and application, in a consistent manner, of appropriate methodologies for determining the fair value of investments, periodically reviewing the selected methodologies used for continuing appropriateness and accuracy, and making any changes or adjustments to the methodologies as appropriate.

Fair value pricing is used by the Valuation Designee when reliable market quotations are not readily available or are not deemed to reflect current market values and when the instrument to be priced is not a security. Fund holdings that may be valued using fair value pricing may include, but are not limited to, foreign securities due to the time difference between the close of the relevant foreign exchanges and the NAV Calculation Time, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, securities affected by “significant events” and derivatives. An example of a significant event is an event occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed by the Valuation Designee, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Price movements in U.S. markets that are deemed to affect the value of foreign securities, or reflect changes to the value of such securities, may also cause securities to be “fair valued.”

The sale price the Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and, therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available. In addition, particularly for the Fund’s foreign securities or asset holdings, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investment may also be impacted by technological issues, pricing methodology issues, and/or errors by pricing services or other third-party service providers.

Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than the NAV of the Fund’s shares. No secondary sales will be made to brokers or dealers at a concession by the Distributor or by the Fund. Purchases and sales of shares in the secondary market, which will not involve the Fund, will be subject to customary brokerage commissions and charges. Transactions in Fund shares will be priced at NAV only if you purchase or redeem shares directly from the Fund in Creation Unit Aggregations. Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid/ask spreads is available on the Fund’s website at www.wisdomtree.com/investments.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay out dividends, if any, on an [annual] basis. Nonetheless, the Fund might not make a dividend payment [every year].

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The Fund intends to distribute its net realized capital gains, if any, to investors annually. On occasion, the Fund may be required or determine to make one or more supplemental distributions of its net realized capital gains during the year. Distributions in cash may be reinvested automatically in additional whole shares of the Fund only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing any income and capital gain distributions to you.

The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights, appearing in the Fund’s Annual Financial Statements and Other Information for the fiscal year ending [____], to be filed electronically with the SEC as part of the Fund’s Form N-CSR filing, will be incorporated by reference and made part of this SAI when available after the Fund has completed a fiscal year of operations. You may request a copy of the Fund’s Annual Financial Statements and Other Information at no charge by calling 866-909-9473 or through the Fund’s website at www.wisdomtree.com/investments.

WIS-SAI-0826

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PART C – OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Certificate of Trust of WisdomTree Trust (the “Trust” or the “Registrant”), as filed with the Secretary of State of the State of Delaware on December 15, 2005, is incorporated herein by reference to Exhibit (a)(2) to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 13, 2006.

(a)(2)	Certificate of Amendment to Certificate of Trust, dated June 16, 2022, is incorporated herein by reference to Exhibit (a)(2) to Post-Effective Amendment No. 918 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on December 26, 2024.

(a)(3)	Trust Instrument of the Registrant, dated December 15, 2005 (the “Trust Instrument”), is incorporated herein by reference to Exhibit (a)(1) to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on March 13, 2006.

(a)(4)	Revised Schedule A Series of Trust, dated June 30, 2026, to the Trust Instrument is incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 996 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 1, 2026.

(a)(5)	Revised Schedule A Series of the Trust Instrument, reflecting the addition of WisdomTree Efficient Long/Short U.S. SmallCap Equity Fund, WisdomTree Global Alpha Fund and WisdomTree Efficient Copper Plus Copper Miners Fund to be filed by amendment.

(b)	Registrant’s By-Laws, as amended June 16, 2016 (the “By-Laws”), are incorporated herein by reference to Exhibit (b) to Post-Effective Amendment No. 563 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 28, 2016.

(c)	Portions of the Registrant’s Trust Instrument and By-Laws defining the rights of holders of shares of the Registrant are incorporated herein by reference to Article II, Sections 2, 3 and 8, and Articles III, IV, V, VI, VII, VIII, IX and X of the Registrant’s Trust Instrument, filed as Exhibit (a)(2) to the Registrant’s registration statement on Form N-1A, as filed with the SEC on March 13, 2006; and to Articles I, V, and VI of the Registrant’s By-Laws, filed as Exhibit (b) to Post-Effective Amendment No. 563 to the Registrant’s registration statement on Form N-1A, as filed with the SEC on July 28, 2016.

(d)(1)	Investment Advisory Agreement, dated November 20, 2012, between the Registrant and WisdomTree Asset Management, Inc. is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 142 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on December 28, 2012.

(d)(2)	Schedule A, dated as of October 22, 2025, to the Investment Advisory Agreement, dated November 20, 2012, between the Registrant and WisdomTree Asset Management, Inc. is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 963 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on October 21, 2025.

(d)(3)	Investment Advisory Agreement, dated March 26, 2013, between the Registrant and WisdomTree Asset Management, Inc. is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 198 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 29, 2013.

(d)(4)	Amended Schedule A, dated as of June 30, 2026, to the Investment Advisory Agreement, dated March 26, 2013, between the Registrant and WisdomTree Asset Management, Inc., is incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 996 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 1, 2026.

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(d)(5)

Amended Schedule A to the Investment Advisory Agreement between the Registrant and WisdomTree Asset Management, Inc., reflecting the addition of the WisdomTree Efficient Long/Short U.S. SmallCap Equity Fund, WisdomTree Global Alpha Fund and WisdomTree Efficient Copper Plus Copper Miners Fund, to be filed by amendment.

(d)(6)	Investment Advisory Agreement, dated February 19, 2008, between WisdomTree Asset Management, Inc. and WisdomTree India Investment Portfolio, Inc. is incorporated herein by reference to Exhibit (d)(7) to Post-Effective Amendment No. 14 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on April 4, 2008.

(d)(7)	Advisory Fee Waiver Agreement, dated December 1, 2023, between the Registrant and WisdomTree Asset Management, Inc. is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 905 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on January 17, 2024.

(d)(8)	Amended and Restated Management Fee Waiver Agreement, dated July 11, 2024 and amended and restated as of December 31, 2025, by and between the Registrant and WisdomTree Asset Management, Inc. is incorporated herein by reference to Exhibit (d)(7) to Post-Effective Amendment No. 977 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on January 12, 2026.

(d)(9)	Advisory Fee Waiver Agreement, dated March 11, 2025, between the Registrant and WisdomTree Asset Management, Inc. is incorporated herein by reference to Exhibit (d)(8) to Post-Effective Amendment No. 926 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on March 17, 2025.

(d)(10)	Amended and Restated Sub-Advisory Agreement, dated January 1, 2013, between WisdomTree Asset Management, Inc. and Mellon Investments Corporation (the “Mellon Sub-Advisory Agreement”) is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 144 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on January 11, 2013.

(d)(11)	Appendices A, B-1, B-2, B-3, and B-4 dated June 30, 2026, to the Sub-Advisory Agreement between WisdomTree Asset Management, Inc. and Mellon Investments Corporation, is incorporated by reference to Exhibit (d)(19) to Post-Effective Amendment No. 996 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 1, 2026.

(d)(12)	Investment Sub-Advisory Agreement, dated April 4, 2016, between WisdomTree Asset Management, Inc. and Voya Investment Management Co., LLC (the “Voya Sub-Advisory Agreement”) is incorporated herein by reference to Exhibit (d)(10) to Post-Effective Amendment No. 541 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on April 14, 2016.

(d)(13)	Appendix A, dated as of January 25, 2023, to the Voya Sub-Advisory Agreement is incorporated by reference to Exhibit (d)(8) to Post-Effective Amendment No. 889 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on January 25, 2023.

(d)(14)	Sub-Advisory Agreement, dated September 1, 2021, between WisdomTree Asset Management, Inc. and Newton Investment Management North America, LLC (the “Newton Sub-Advisory Agreement”) is incorporated herein by reference to Exhibit (d)(8) to Post-Effective Amendment No. 808 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on September 10, 2021.

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(d)(15)	Appendix A, effective as of December 16, 2025, to the Newton Sub-Advisory Agreement is incorporated herein by reference to Exhibit (d)(14) to Post-Effective Amendment No. 969 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on December 17, 2025.

(d)(16)	Sub-Advisory Agreement, dated March 11, 2025, between WisdomTree Asset Management, Inc. and Insight North America LLC is incorporated herein by reference to Exhibit (d)(15) to Post-Effective Amendment No. 926 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on March 17, 2025.

(d)(17)	Sub-Advisory Agreement between WisdomTree Asset Management, Inc. and [Sub-Adviser], relating to the WisdomTree Efficient Long/Short U.S. SmallCap Equity Fund, to be filed by amendment.

(d)(18)	Sub-Advisory Agreement between WisdomTree Asset Management, Inc. and [Sub-Adviser], relating to the WisdomTree Global Alpha Fund, to be filed by amendment.

(d)(19)	Sub-Advisory Agreement between WisdomTree Asset Management, Inc. and [Sub-Adviser], relating to the WisdomTree Efficient Copper Plus Copper Miners Fund, to be filed by amendment.

(e)(1)	ETF Distribution Agreement, dated May 31, 2017, between the Registrant and Foreside Fund Services, LLC (the “Initial Distribution Agreement”) is incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 634 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 27, 2018.

(e)(2)	Novated Distribution Agreement, dated September 30, 2021, between the Registrant and Foreside Fund Services, LLC (the “Novated Distribution Agreement” and together with the Initial Distribution Agreement, the “Amended Distribution Agreement”) is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 842 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on January 14, 2022.

(e)(3)

Revised Exhibit A, dated June 30, 2026, to the Amended Distribution Agreement, is incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 996 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 1, 2026.

(e)(4)

Revised Exhibit A to the Amended Distribution Agreement, reflecting the addition of the WisdomTree Efficient Long/Short U.S. SmallCap Equity Fund, WisdomTree Global Alpha Fund and WisdomTree Efficient Copper Plus Copper Miners Fund to be filed by amendment.

(e)(5)	Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (e)(5) to Post-Effective Amendment No. 939 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on May 30, 2025.

(f)	Not applicable.

(g)(1)	Custody Agreement, dated September 26, 2024, by and between the Registrant and The Bank of New York Mellon (the “Custody Agreement”) is incorporated herein by reference to Exhibit (g)(3) to Post-Effective Amendment No. 918 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on December 26, 2024.

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(g)(2)	Ninth Amendment, dated May 20, 2026, to the Custody Agreement, is incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 996 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 1, 2026.

(g)(3)	Amendment to the Custody Agreement, reflecting the addition of the WisdomTree Efficient Long/Short U.S. SmallCap Equity Fund, WisdomTree Global Alpha Fund and WisdomTree Efficient Copper Plus Copper Miners Fund to be filed by amendment.

(g)(4)

Foreign Custody Manager Agreement, dated September 26, 2024, by and between the Registrant and The Bank of New York Mellon (the “Foreign Custody Manager Agreement”) is incorporated herein by reference to Exhibit (g)(6) to Post-Effective Amendment No. 962 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on October 7, 2025.

(g)(5)	Ninth Amendment, dated May 20, 2026, to the Foreign Custody Manager Agreement, is incorporated by reference to Exhibit (g)(8) to Post-Effective Amendment No. 996 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 1, 2026.

(g)(6)	Amendment to the Foreign Custody Manager Agreement, reflecting the addition of the WisdomTree Efficient Long/Short U.S. SmallCap Equity Fund, WisdomTree Global Alpha Fund and WisdomTree Efficient Copper Plus Copper Miners Fund to be filed by amendment.

(g)(7)	Letter Agreement regarding custody of Russian securities, dated January 13, 2025, between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(6) to Post-Effective Amendment No. 926 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on March 17, 2025.

(h)(1)	Fund Administration and Accounting Agreement, dated September 26, 2024, by and between the Registrant and The Bank of New York Mellon (the “Fund Administration and Accounting Agreement”) is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 918 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on December 26, 2024.

(h)(2)

Ninth Amendment, dated May 20, 2026, to the Fund Administration and Accounting Agreement, is incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 996 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 1, 2026.

(h)(3)	Amendment to the Fund Administration and Accounting Agreement, reflecting the addition of the WisdomTree Efficient Long/Short U.S. SmallCap Equity Fund, WisdomTree Global Alpha Fund and WisdomTree Efficient Copper Plus Copper Miners Fund to be filed by amendment.

(h)(4)	Transfer Agency and Service Agreement, dated September 26, 2024, by and between the Registrant and The Bank of New York Mellon (the “Transfer Agency and Service Agreement”) is incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 918 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on December 26, 2024.

(h)(5)	Ninth Amendment, dated May 20, 2026, to the Transfer Agency and Service Agreement, is incorporated by reference to Exhibit (h)(8) to Post-Effective Amendment No. 996 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 1, 2026.

4

(h)(6)	Amendment to the Transfer Agency and Service Agreement, reflecting the addition of the WisdomTree Efficient Long/Short U.S. SmallCap Equity Fund, WisdomTree Global Alpha Fund and WisdomTree Efficient Copper Plus Copper Miners Fund to be filed by amendment.

(h)(7)	License Agreement, dated March 21, 2006, between the Registrant and WisdomTree, Inc. (the “License Agreement”) is incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on September 29, 2006.

(h)(8)

Exhibit A, effective as of July 27, 2026, to the License Agreement, is incorporated herein by reference to Exhibit (h)(6) to Post-Effective Amendment No. 999 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 29, 2026.

(h)(9)	Exhibit A, to the License Agreement, reflecting the addition of WisdomTree Efficient Long/Short U.S. SmallCap Equity Fund and WisdomTree Global Alpha Fund to be filed by amendment.

(h)(10)	Securities Lending Authorization Agreement, dated October 17, 2024, between the Registrant and The Bank of New York Mellon (the “Securities Lending Authorization Agreement”) is incorporated herein by reference to Exhibit (h)(10) to Post-Effective Amendment No. 963 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on October 21, 2025.

(h)(11)

Amendment, Exhibit A and Schedule I-A, dated May 13, 2025, to the Securities Lending Authorization Agreement is incorporated herein by reference to Exhibit (h)(11) to Post-Effective Amendment No. 962 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on October 7, 2025.

(h)(12)

Amendment to Taiwan Addendum to Securities Lending Authorization Agreement, effective as of October 28, 2025, is incorporated herein by reference to Exhibit (h)(13) to Post-Effective Amendment No. 968 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on December 10, 2025.

(h)(13)	Amendment, dated November 14, 2025, to the Securities Lending Authorization Agreement is incorporated herein by reference to Exhibit (h)(14) to Post-Effective Amendment No. 968 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on December 10, 2025.

(h)(14)	Amendment Exhibit A and revised Attachment I, dated August 5, 2026, to the Securities Lending Authorization Agreement is filed herewith.

(h)(15)	Amendment and revised Attachment to the Securities Lending Authorization Agreement, reflecting the addition of the WisdomTree Efficient Long/Short U.S. SmallCap Equity Fund, WisdomTree Global Alpha Fund and WisdomTree Efficient Copper Plus Copper Miners Fund to be filed by amendment.

(h)(16)	Chief Compliance Officer Services Agreement, dated October 1, 2009, between the Registrant and WisdomTree Asset Management, Inc. (the “CCO Services Agreement”) is incorporated herein by reference to Exhibit (h)(10) to Post-Effective Amendment No. 27 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on October 15, 2009.

5

(h)(17)

Revised Exhibit C, amended as of June 30, 2026, to the CCO Services Agreement, is incorporated by reference to Exhibit (h)(21) to Post-Effective Amendment No. 996 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 1, 2026.

(h)(18)	Revised Exhibit C to the CCO Services Agreement, reflecting the addition of the WisdomTree Efficient Long/Short U.S. SmallCap Equity Fund, WisdomTree Global Alpha Fund and WisdomTree Efficient Copper Plus Copper Miners Fund to be filed by amendment.

(h)(19)

Fund Services Agreement, dated June 15, 2009, by and between the Registrant and WisdomTree Asset Management, Inc. (the “Fund Services Agreement”) is incorporated herein by reference to Exhibit (h)(11) to Post-Effective Amendment No. 131 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on September 10, 2012.

(h)(20)

Revised Exhibit A, dated as of June 30, 2026, to the Fund Services Agreement, is incorporated herein by reference to Exhibit (h)(25) to Post-Effective Amendment No. 996 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 1, 2026.

(h)(21)	Revised Exhibit A to the Fund Services Agreement, reflecting the addition of the WisdomTree Efficient Long/Short U.S. SmallCap Equity Fund, WisdomTree Global Alpha Fund and WisdomTree Efficient Copper Plus Copper Miners Fund to be filed by amendment.

(h)(22)

WisdomTree Index Methodology (U.S. High Yield Corporate Bond Index Family: WisdomTree U.S. High Yield Corporate Bond Index, WisdomTree U.S. Short-term High Yield Corporate Bond Index, and WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index), last updated June 26, 2026, is incorporated by reference to Exhibit (h)(26) to Post-Effective Amendment No. 996 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 1, 2026.

(h)(23)	WisdomTree Rules-Based Methodology (U.S. Quality Corporate Bond Index Family: WisdomTree U.S. Quality Corporate Bond Index, WisdomTree U.S. Quality BBB Corporate Bond Index, WisdomTree U.S. Short-term Quality Corporate Bond Index, and WisdomTree U.S. Short-term Quality BBB Corporate Bond Index), last updated November 18, 2024, is incorporated herein by reference to Exhibit (h)(18) to Post-Effective Amendment No. 918 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on December 26, 2024.

(h)(24)

WisdomTree Rules-Based Methodology (WisdomTree U.S. Dividend Indexes, WisdomTree Core Equity Indexes, WisdomTree U.S. Multifactor Index, WisdomTree International Dividend Indexes, WisdomTree Emerging Markets Dividend Indexes, WisdomTree Ex-State-Owned Enterprises Indexes, WisdomTree India Indexes, WisdomTree Global Dividend Indexes, WisdomTree Global Ex-U.S. Quality Index, WisdomTree Cybersecurity Index, WisdomTree BioRevolution Index, WisdomTree Artificial Intelligence & Innovation Index, WisdomTree Battery Value Chain and Innovation Index, WisdomTree Quality Growth Indexes, WisdomTree New Economy Real Estate Index, WisdomTree Opportunities Indexes, WisdomTree Defense Indexes, WisdomTree Quantum Computing Index, WisdomTree International LargeCap Index, WisdomTree Adaptive Moving Average Indexes and Physical AI, Humanoids and Drones Indexes), last updated May 2026, is incorporated by reference to Exhibit (h)(28) to Post-Effective Amendment No. 996 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 1, 2026.

(h)(25)	Form of Fund of Funds Investment Agreement (Acquired Funds) is incorporated herein by reference to Exhibit (h)(21) to Post-Effective Amendment No. 837 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on December 23, 2021

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(h)(26)	Form of Fund of Funds Investment Agreement (Acquiring Funds) is incorporated herein by reference to Exhibit (h)(21) to Post-Effective Amendment No. 900 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on December 14, 2023.

(i)(1)	Opinion and consent of counsel, Dechert LLP relating to the WisdomTree U.S. Equity and International Equity Funds, is incorporated herein by reference to Exhibit (i)(1) to Post-Effective Amendment No. 999 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 29, 2026.

(i)(2)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree International Equity, Fixed Income, Capital Efficient, Megatrend, and Emerging Markets Equity Funds, is incorporated herein by reference to Exhibit (i)(2) to Post-Effective Amendment No. 965 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on October 28, 2025.

(i)(3)	Opinion of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree Currency Strategy, Fixed Income, Municipal Bond, Alternative, and Capital Efficient Funds, is incorporated herein by reference to Exhibit (i)(3) to Post-Effective Amendment No. 974 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on December 29, 2025.

(i)(4)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree Quantum Computing Fund, is incorporated herein by reference to Exhibit (i)(11) to Post-Effective Amendment No. 962 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on October 7, 2025.

(i)(5)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree Efficient TIPS Plus Gold Fund, is incorporated herein by reference to Exhibit (i)(12) to Post-Effective Amendment No. 968 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on December 10, 2025.

(i)(6)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree Efficient Long/Short U.S. Equity Fund, is incorporated herein by reference to Exhibit (i)(13) to Post-Effective Amendment No. 969 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on December 17, 2025.

(i)(7)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree Efficient U.S. Plus International Equity Fund, is incorporated herein by reference to Exhibit (i)(11) to Post-Effective Amendment No. 982 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on March 6, 2026.

(i)(8)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree U.S. Adaptive Moving Average Fund, is incorporated herein by reference to Exhibit (i)(12) to Post-Effective Amendment No. 983 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on March 6, 2026.

(i)(9)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, relating to the WisdomTree International Adaptive Moving Average Fund, is incorporated herein by reference to Exhibit (i)(13) to Post-Effective Amendment No. 984 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on March 6, 2026.

(i)(10)	Opinion and consent of counsel, Dechert LLP, relating to the WisdomTree Efficient Rare Earth Plus Strategic Metals Fund is incorporated herein by reference to Exhibit (i)(14) to Post-Effective Amendment No. 989 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on April 6, 2026.

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(i)(11)	Opinion and consent of counsel, Dechert LLP, relating to the WisdomTree Space Economy Fund, is incorporated herein by reference to Exhibit (i)(15) to Post-Effective Amendment No. 996 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 1, 2026.

(i)(12)

Opinion and consent of counsel, Dechert LLP, relating to the WisdomTree Physical AI, Humanoids, and Drones Fund, is incorporated herein by reference to Exhibit (i)(17) to Post-Effective Amendment No. 992 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on April 24, 2026.

(i)(13)	Opinion and consent of counsel, Dechert LLP, relating to the WisdomTree Efficient Long/Short U.S. SmallCap Equity Fund, to be filed by amendment.

(i)(14)	Opinion and consent of counsel, Dechert LLP, relating to the WisdomTree Global Alpha Fund, to be filed by amendment.

(i)(15)	Opinion and consent of counsel, Dechert LLP, relating to the WisdomTree Efficient Copper Plus Copper Miners Fund, to be filed by amendment.

(j)	Not Applicable.

(k)	Not applicable.

(l)	Letter of Representations between the Registrant and The Depository Trust Company is incorporated herein by reference to Exhibit (l) to Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on June 9, 2006.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)(1)	Code of Ethics of the Registrant, dated September 15, 2009, is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 27 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on October 15, 2009.

(p)(2)	Code of Ethics of WisdomTree Asset Management, Inc. is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 913 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on July 30, 2024.

(p)(3)	Personal Trading Policy and Code of Conduct of Mellon Investments Corporation is incorporated herein by reference to Exhibit (p)(3) to Post-Effective Amendment No. 926 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on March 17, 2025.

(p)(4)	Code of Ethics of Voya Investment Management Co., LLC, amended January 1, 2015, is incorporated herein by reference to Exhibit (p)(5) to Post-Effective Amendment No. 541 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on April 14, 2016.

(p)(5)	Code of Ethics of Newton Investment Management North America, LLC is incorporated herein by reference to Exhibit (p)(5) to Post-Effective Amendment No. 808 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on September 10, 2021.

8

(p)(6)

Code of Conduct of Insight North America LLC, dated February 2025, is incorporated herein by reference to Exhibit (p)(6) to Post-Effective Amendment No. 926 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on March 17, 2025.

(p)(7)	Code of Ethics of [Sub-Adviser] to the WisdomTree Efficient Long/Short U.S. SmallCap Equity Fund, to be filed by amendment.

(p)(8)	Code of Ethics of [Sub-Adviser] to the WisdomTree Global Alpha Fund, to be filed by amendment.

(p)(9)	Code of Ethics of [Sub-Adviser] to the WisdomTree Efficient Copper Plus Copper Miners Fund, to be filed by amendment

(q)(1)	Power of Attorney, dated December 9, 2025, for David Castano, David Chrencik, Phillip Goff, Joel Goldberg, Melinda Raso Kirstein, Toni Massaro, Jonathan Steinberg, and Victor Ugolyn is incorporated herein by reference to Exhibit (q)(1) to Post-Effective Amendment No. 969 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on December 17, 2025.

(q)(2)	Secretary’s Certificate related to certain signatory authority, dated December 9, 2025, is incorporated herein by reference to Exhibit (q)(2) to Post-Effective Amendment No. 969 to the Registrant’s registration statement on Form N-1A (File Nos. 333-132380 and 811-21864), as filed with the SEC on December 17, 2025.

Item 29.	Persons Controlled by or Under Common Control with the Registrant

As of the date of this registration statement, the WisdomTree Managed Futures Strategy Fund owns 100% of the WisdomTree Managed Futures Portfolio I. The WisdomTree Managed Futures Portfolio I is an exempted company organized under Cayman Islands law. The WisdomTree Managed Futures Portfolio I’s financial information is reported on a consolidated basis with that of the WisdomTree Managed Futures Strategy Fund.

As of the date of this registration statement, the WisdomTree India Earnings Fund owns 100% of the WisdomTree India Investment Portfolio, Inc. The WisdomTree India Investment Portfolio, Inc. is an exempted company organized under the laws of the Republic of Mauritius. The WisdomTree India Investment Portfolio, Inc.’s financial information is reported on a consolidated basis with that of the WisdomTree India Earnings Fund.

As of the date of this registration statement, the WisdomTree Enhanced Commodity Strategy Fund owns 100% of the WisdomTree Enhanced Commodity Strategy Portfolio I. The WisdomTree Enhanced Commodity Strategy Portfolio I is an exempted company organized under Cayman Islands law. The WisdomTree Enhanced Commodity Strategy Portfolio I’s financial information is reported on a consolidated basis with that of the WisdomTree Enhanced Commodity Strategy Fund.

As of the date of this registration statement, the WisdomTree Efficient Gold Plus Gold Miners Strategy Fund owns 100% of the WisdomTree Efficient Plus Gold Miners Strategy Portfolio I. The WisdomTree Efficient Plus Gold Miners Strategy Portfolio I is an exempted company organized under Cayman Islands law. The WisdomTree Efficient Plus Gold Miners Strategy Portfolio I’s financial information is reported on a consolidated basis with that of the WisdomTree Efficient Gold Plus Gold Miners Strategy Fund.

As of the date of this registration statement, the WisdomTree Efficient Gold Plus Equity Strategy Fund owns 100% of the WisdomTree Efficient Gold Plus Equity Strategy Portfolio I. The WisdomTree Efficient Gold Plus Equity Strategy Portfolio I is an exempted company organized under Cayman Islands law. The WisdomTree Efficient Gold Plus Equity Strategy Portfolio I’s financial information is reported on a consolidated basis with that of the WisdomTree Efficient Gold Plus Equity Strategy Fund.

As of the date of this registration statement, the WisdomTree Inflation Plus Fund owns 100% of the WisdomTree Inflation Plus Portfolio I. The WisdomTree Inflation Plus Portfolio I is an exempted company organized under Cayman Islands law. The WisdomTree Inflation Plus Portfolio I’s financial information is reported on a consolidated basis with that of the WisdomTree Inflation Plus Fund.

9

As of the date of this registration statement, the WisdomTree Efficient TIPS Plus Gold Fund owns 100% of the WisdomTree Efficient TIPS Plus Gold Portfolio I. The WisdomTree Efficient TIPS Plus Gold Portfolio I is an exempted company organized under Cayman Islands law. The WisdomTree Efficient TIPS Plus Gold Portfolio I’s financial information is reported on a consolidated basis with that of the WisdomTree Efficient TIPS Plus Gold Fund.

As of the date of this registration statement, the WisdomTree Efficient Rare Earth Plus Strategic Metals Fund owns 100% of the WisdomTree Efficient Rare Earth Plus Strategic Metals Fund Portfolio I. The WisdomTree Efficient Rare Earth Plus Strategic Metals Fund Portfolio I is an exempted company organized under Cayman Islands law. The WisdomTree Efficient Rare Earth Plus Strategic Metals Fund Portfolio I’s financial information is reported on a consolidated basis with that of the WisdomTree Efficient Rare Earth Plus Strategic Metals Fund.

As of the date of this Registration Statement, the WisdomTree Efficient Copper Plus Copper Miners Fund owns 100% of the [____________]. The [____________] is an exempted company organized under Cayman Islands law. The [____________]’s financial information is reported on a consolidated basis with that of the WisdomTree Efficient Copper Plus Copper Minors Fund.

Item 30. Indemnification

Reference is made to Article IX of the Registrant’s Trust Instrument included as Exhibit (a)(2) to this registration statement with respect to the indemnification of the Registrant’s trustees and officers, which is set forth below:

Section 1. Limitation of Liability.

All Persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or Assets belonging to such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers, employees, or agents, whether past, present, or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, Investment Adviser, or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Section 2. Indemnification.

(a) Subject to the exceptions and limitations contained in subsection (b) below:

(i) every Person who is, or has been, a Trustee or an officer, employee, or agent of the Trust (“Covered Person”) shall be indemnified by the Trust or the appropriate Series (out of Assets belonging to that Series) to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided that the transfer agent of the Trust or any Series shall not be considered an agent for these purposes unless expressly deemed to be such by the Trustees in a resolution referring to this Article.

(ii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

10

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who has been adjudicated by a court or body before which the proceeding was brought:

(A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or

(B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement, (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based on a review of readily available facts (as opposed to a full trial-type inquiry), or (C) by written opinion of independent legal counsel based on a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors, and administrators of a Covered Person.

(d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in subsection (a) of this Section shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof on receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section, provided that either (i) such Covered Person has provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, has determined, based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e) Any repeal or modification of this Article IX by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, modification, or adoption would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification, or adoption.

Reference is made to Article VI of the Registrant’s By-Laws included as Exhibit (b) to this registration statement with respect to the indemnification of the Registrant’s trustees and officers, which is set forth below:

Section 6.2. Limitation of Liability.

The Declaration refers to the Trustees as Trustees, but not as individuals or personally; and no Trustee, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust; provided, that nothing contained in the Declaration or the By-Laws shall protect any Trustee or officer of the Trust from any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

11

Item 31.	Business and Other Connections of the Investment Adviser

WisdomTree Asset Management, Inc. (“WTAM”), 250 West 34th Street, 3rd Floor, New York, New York 10119, a wholly-owned subsidiary of WisdomTree, Inc. (formerly, WisdomTree Investments, Inc.), is a registered investment adviser and serves as investment adviser for each series of the Trust. The description of WTAM under the caption of “Management-Investment Adviser” in the Prospectus and under the caption “Management of the Trust” in the Statement of Additional Information constituting Parts A and B, respectively, of this registration statement are incorporated herein by reference.

Each of the directors and officers of WTAM also will generally have substantial responsibilities (as noted below) as directors and/or officers of WisdomTree, Inc., 250 West 34th Street, 3rd Floor, New York, New York 10119. To the knowledge of the Registrant, except as set forth below or otherwise disclosed in the Prospectus or Statement of Additional Information as noted above, none of the directors or executive officers of WTAM is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Name	Position with WTAM	Principal Business(es) During Last Two Fiscal Years
Jonathan Steinberg	Chief Executive Officer and Director	Dual officer/director of WisdomTree, Inc.

Peter M. Ziemba	Senior Advisor to the Chief Executive Officer, Chief Administrative Officer, and Director	Dual officer of WisdomTree, Inc.

Bryan Edmiston	Chief Financial Officer and Treasurer	Dual officer of WisdomTree, Inc.

Marci Frankenthaler	Chief Legal Officer and Secretary	Dual officer of WisdomTree, Inc.

Stuart Bell	Chief Operating Officer and Director	None

R. Jarrett Lilien	President	President and Chief Operating Officer of WisdomTree, Inc.

Jeremy Schwartz	Chief Investment Officer	None

Terry Feld	Head of Compliance and Chief Compliance Officer	None

Joanne Antico	General Counsel and Assistant Secretary	None

WTAM, with the approval of the Trust’s Board of Trustees, selects the sub-adviser for each of the Trust’s series, as applicable. Currently, Insight North America LLC, Mellon Investments Corporation, Newton Investment Management North America, LLC, and Voya Investment Management Co., LLC serve as sub-advisers for each of the Trust’s series, as applicable. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of the sub-advisers is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

12

Insight North America LLC

Name	Position Held with Insight North America LLC	Principal Business(es) During the Last Two Fiscal Years
Mark Stancombe	Global Chief Risk Officer, Insight	Insight North America LLC
David Leduc	CEO North America, Insight	Insight North America LLC
Vivek Nayar	Senior Managing Counsel, Insight	Insight North America LLC
Daniel Haff	Chief Compliance Officer, North America, Insight	Insight North America LLC
John Miller	Chief Business Officer, BNY Mellon Investment Management	BNY Mellon Investment Management
James Parsons	COO, North America, Insight	Insight North America LLC
Brendan Murphy	Head of Fixed Income, North America, Insight	Insight North America LLC
Michele Saraceni	Finance Director, Insight	Insight North America LLC
Raman Srivastava	CEO, Insight	Insight North America LLC

Mellon Investments Corporation

Name	Position Held with Mellon Investments Corporation	Principal Business(es) During the Last Two Fiscal Years

Stephanie Pierce	Chief Executive Officer	Dual Officer of The Bank of New York Mellon

Lori Najjar	Chief Compliance Officer	Dual Officer of The Bank of New York Mellon

Kimberly Mackenzie-Perman	Chief Financial Officer	The Bank of New York Mellon

John Tobin	Chief Investment Officer, Dreyfus	Dual Officer of The Bank of New York Mellon

Marlene Walker Smith	Chief Investment Officer, Mellon	Dual Officer of The Bank of New York Mellon

Newton Investment Management North America, LLC

Name	Position Held with Newton Investment Management North America, LLC	Principal Business(es) During the Last Two Fiscal Years
John Porter	Chief Executive Officer	Newton Investment Management North America LLC

Jaime Utano	Chief Compliance Officer	Newton Investment Management North America LLC

Parker Webb Wertz	Chief Financial Officer	BNY Investment Management

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Voya Investment Management Co., LLC

Name	Position Held with Voya Investment Management Co., LLC	Principal Business(es) During the Last Two Fiscal Years*
Huey Paul Falgout	Managing Director — Head of IM Legal	Managing Director — Head of IM Legal

Michael Peters	Chief Operating Officer & Senior Managing Director	Chief Operating Officer & Senior Managing Director

Tiffani Potesta	Head of Distribution and Senior Managing Director	Chief Strategy Officer, at Schroder Investment Management North America

Eric Stein	Chief Investment Officer and Senior Managing Director	Chief Investment Officer, Fixed Income at Morgan Stanley

Micheline Faver	Chief Compliance Officer, Senior Vice President	Senior Vice President and Chief Compliance Officer of VIM and VAAM.

Amir Sahibzada	Chief Risk Officer and Managing Director	Chief Risk Officer of VIM and VAAM.

Markus Wolff	Chief Financial Officer and Managing Director	Chief Financial Officer and Managing Director

Matthew Toms	Chief Executive Officer and Senior Managing Director	Global Chief Investment Officer and Senior Managing Director

*	Voya Investment Management LLC (“VIM”), Voya Alternative Asset Management LLC (“VAAM”).

[Sub-Adviser to the WisdomTree Efficient Long/Short U.S. SmallCap Equity Fund] [Table below to be completed by amendment.]

Name	Position Held with [ ]	Principal Business(es) During the Last Two Fiscal Years

[Sub-Adviser to the WisdomTree Global Alpha Fund] [Table below to be completed by amendment.]

Name	Position Held with [ ]	Principal Business(es) During the Last Two Fiscal Years

[Sub-Adviser to the WisdomTree Efficient Copper Plus Copper Miners Fund] [Table below to be completed by amendment.]

Name	Position Held with [ ]	Principal Business(es) During the Last Two Fiscal Years

14

Item 32.	Foreside Fund Services, LLC

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.	ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.	AdvisorShares Trust
8.	AFA Private Credit Fund
9.	AGF Investments Trust
10.	AIM ETF Products Trust
11.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	Alternative Strategies Income Fund
14.	American Century ETF Trust
15.	AMG ETF Trust
16.	Amplify ETF Trust
17.	Applied Finance Dividend Fund, Series of World Funds Trust
18.	Applied Finance Explorer Fund, Series of World Funds Trust
19.	Applied Finance Select Fund, Series of World Funds Trust
20.	Ardian Access LLC
21.	ARK ETF Trust
22.	ARK Venture Fund
23.	Bitwise Funds Trust
24.	BondBloxx ETF Trust
25.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
26.	Bridgeway Funds, Inc.
27.	Brinker Capital Destinations Trust
28.	Brookfield Real Assets Income Fund Inc.
29.	Build Funds Trust
30.	Calamos Convertible and High Income Fund
31.	Calamos Convertible Opportunities and Income Fund
32.	Calamos Dynamic Convertible and Income Fund
33.	Calamos Global Dynamic Income Fund
34.	Calamos Global Total Return Fund
35.	Calamos Strategic Total Return Fund
36.	Carlyle Tactical Private Credit Fund
37.	Cascade Private Capital Fund
38.	Catalyst/Perini Strategic Income Fund
39.	CBRE Global Real Estate Income Fund
40.	Cliffwater Corporate Lending Fund
41.	Cliffwater Enhanced Lending Fund
42.	Coatue Innovative Strategies Fund
43.	Cohen & Steers ETF Trust
44.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
45.	CrossingBridge Ultra-Short Duration ETF, Series of Trust for Professional Managers
46.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
47.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
48.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust

15

49.	Davis Fundamental ETF Trust
50.	Defiance BMNR Option Income ETF, Series of ETF Series Solutions
51.	Defiance Connective Technologies ETF, Series of ETF Series Solutions
52.	Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions
53.	Defiance Quantum ETF, Series of ETF Series Solutions
54.	Defiance Retail Kings ETF, Series of ETF Series Solutions
55.	Denali Structured Return Strategy Fund
56.	Dodge & Cox Funds
57.	DoubleLine ETF Trust
58.	DoubleLine Income Solutions Fund
59.	DoubleLine Opportunistic Credit Fund
60.	DoubleLine Yield Opportunities Fund
61.	DriveWealth ETF Trust
62.	EIP Investment Trust
63.	Ellington Income Opportunities Fund
64.	ETF Opportunities Trust
65.	Exchange Listed Funds Trust
66.	Exchange Place Advisors Trust
67.	FIS Trust
68.	FlexShares Trust
69.	Fortuna Hedged Bitcoin ETF, Series of Listed Funds Trust
70.	Forum Funds
71.	Forum Funds II
72.	Forum Real Estate Income Fund
73.	GMO ETF Trust
74.	GoldenTree Opportunistic Credit Fund
75.	Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
76.	Grayscale Funds Trust
77.	Guinness Atkinson Funds
78.	Harbor ETF Trust
79.	Harris Oakmark ETF Trust
80.	Hawaiian Tax-Free Trust
81.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
82.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
83.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
84.	Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust
85.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
86.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
87.	Horizon Kinetics Texas ETF, Series of Listed Funds Trust
88.	Innovator ETFs Trust
89.	Ironwood Institutional Multi-Strategy Fund LLC
90.	Ironwood Multi-Strategy Fund LLC
91.	Jensen Quality Growth ETF, Series of Trust for Professional Managers
92.	John Hancock Exchange-Traded Fund Trust
93.	Kurv ETF Trust
94.	Lazard Active ETF Trust
95.	LDR High Income Realty Fund, Series of World Funds Trust
96.	Lone Peak Value Fund, Series of World Funds Trust
97.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
98.	Mairs & Power Fund, Series of Trust for Professional Managers
99.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
100.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
101.	Manor Investment Funds
102.	Milliman Funds Trust

16

103.	MoA Funds Corporation
104.	Moerus Worldwide Fund, Series of Northern Lights Fund Trust IV
105.	Morgan Stanley ETF Trust
106.	Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
107.	Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
108.	Morningstar Funds Trust
109.	NEOS ETF Trust
110.	Niagara Income Opportunities Fund
111.	NXG Cushing® Midstream Energy Fund
112.	NXG NextGen Infrastructure Income Fund
113.	OTG Latin American Fund, Series of World Funds Trust
114.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
115.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
116.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
117.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
118.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
119.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
120.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
121.	Palmer Square Funds Trust
122.	Palmer Square Opportunistic Income Fund
123.	Partners Group Private Income Opportunities, LLC
124.	Perkins Discovery Fund, Series of World Funds Trust
125.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
126.	Plan Investment Fund, Inc.
127.	Point Bridge America First ETF, Series of ETF Series Solutions
128.	Precidian ETFs Trust
129.	Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
130.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
131.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
132.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
133.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
134.	Renaissance Capital Greenwich Funds
135.	REX ETF Trust
136.	Reynolds Funds, Inc.
137.	RMB Investors Trust
138.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
139.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
140.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
141.	Roundhill Cannabis ETF, Series of Listed Funds Trust
142.	Roundhill ETF Trust
143.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
144.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
145.	Roundhill Video Games ETF, Series of Listed Funds Trust
146.	Rule One Fund, Series of World Funds Trust
147.	Russell Investments Exchange Traded Funds
148.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
149.	Six Circles Trust
150.	Sound Shore Fund, Inc.
151.	SP Funds Trust
152.	Sparrow Funds
153.	Spear Alpha ETF, Series of Listed Funds Trust
154.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
155.	STF Tactical Growth ETF, Series of Listed Funds Trust
156.	Strategic Trust

17

157.	Strategy Shares
158.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
159.	Tekla World Healthcare Fund
160.	Tema ETF Trust
161.	The 2023 ETF Series Trust
162.	The Community Development Fund
163.	The Cook & Bynum Fund, Series of World Funds Trust
164.	The Private Shares Fund
165.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
166.	Third Avenue Trust
167.	Third Avenue Variable Series Trust
168.	Tidal Trust I
169.	Tidal Trust II
170.	Tidal Trust III
171.	Tidal Trust IV
172.	TIFF Investment Program
173.	Timothy Plan Free Cash Flow ETF, Series of The Timothy Plan
174.	Timothy Plan Free Cash Flow Growth ETF, Series of The Timothy Plan
175.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
176.	Timothy Plan Fixed Income ETF, Series of The Timothy Plan
177.	Timothy Plan International ETF, Series of The Timothy Plan
178.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
179.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
180.	Total Fund Solution
181.	Touchstone ETF Trust
182.	Trailmark Series Trust
183.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
184.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
185.	T-Rex 2x Long Ether Daily Target ETF
186.	U.S. Global Investors Funds
187.	Union Street Partners Value Fund, Series of World Funds Trust
188.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
189.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
190.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
191.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
192.	Virtus Stone Harbor Emerging Markets Income Fund
193.	Volatility Shares Trust
194.	WEBs ETF Trust
195.	Wedbush Series Trust
196.	Wellington Global Multi-Strategy Fund
197.	Wilshire Mutual Funds, Inc.
198.	Wilshire Variable Insurance Trust
199.	WisdomTree Trust
200.	XAI Octagon Floating Rate & Alternative Income Term Trust

18

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Alicia Strout	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)	Not applicable.

Item 33.	Location of Accounts and Records

(a)	The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, “Records”) at its offices at 250 West 34th Street, 3rd Floor, New York, New York 10119.

(b)	WTAM maintains all Records relating to its services as investment adviser to the Registrant at 250 West 34th Street, 3rd Floor, New York, New York 10119.

(c)	Insight North America LLC maintains all Records relating to its services as sub-adviser at 200 Park Avenue, 7th Floor, New York, New York 10166.

(d)	Mellon Investments Corporation maintains all Records relating to its services as sub-adviser at 500 Ross Street, Pittsburgh, PA 15258.

(e)	Newton Investment Management North America, LLC maintains all Records relating to its services as sub-adviser at 500 Ross Street, Pittsburgh, Pennsylvania 15258.

(f)	Voya Investment Management Co., LLC maintains all Records relating to its services as sub-adviser at 200 Park Avenue, New York, NY 10166.

(g)	[Sub-Adviser to the WisdomTree Efficient Long/Short U.S. SmallCap Equity Fund] maintains all Records relating to its services as sub-adviser at [Address]. [To be completed by amendment.]

(h)	[Sub-Adviser to the WisdomTree Global Alpha Fund] maintains all Records relating to its services as sub-adviser at [Address]. [To be completed by amendment.]

(i)	[Sub-Adviser to the WisdomTree Efficient Copper Plus Copper Miners Fund] maintains all Records relating to its services as sub-adviser at [Address]. [To be completed by amendment.]

(j)	Foreside Fund Services, LLC maintains all Records relating to its services as Distributor of the Registrant at 190 Middle Street, Suite 301, Portland, Maine 04101.

(k)	The Bank of New York maintains all Records relating to its services as administrator, transfer agent and custodian of the Registrant at 240 Greenwich Street, New York, New York 10286.

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(l)	State Street Bank and Trust Company maintains all Records relating to its services as custodian to certain series of the Registrant at 1200 Crown Colony Drive, Quincy, Massachusetts 02189.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 1000 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York, on the 13th day of August 2026.

WISDOMTREE TRUST (Registrant)

By:	/s/ Jonathan Steinberg
Jonathan Steinberg
President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1000 to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Jonathan Steinberg	President (Principal Executive Officer) and Trustee	August 13, 2026
Jonathan Steinberg

/s/ David Castano*	Treasurer (Principal Financial and Accounting Officer)	August 13, 2026
David Castano

/s/ David Chrencik*	Trustee	August 13, 2026
David Chrencik

/s/ Phillip Goff*	Trustee	August 13, 2026
Phillip Goff

/s/ Joel Goldberg*	Trustee	August 13, 2026
Joel Goldberg

/s/ Toni Massaro*	Trustee	August 13, 2026
Toni Massaro

/s/ Melinda Raso Kirstein*	Trustee	August 13, 2026
Melinda Raso Kirstein

/s/ Victor Ugolyn*	Trustee	August 13, 2026
Victor Ugolyn

*By:	/s/ Joanne Antico
Joanne Antico
(Attorney-in-Fact)

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EXHIBIT INDEX

Exhibit Number	Exhibit
EX-99.(h)(14)	Amendment Exhibit A and revised Attachment I, dated August 5, 2026, to the Securities Lending Authorization Agreement.

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